Dreyfus Variable
Investment Fund,
Growth and Income Portfolio

ANNUAL REPORT December 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's total returns were -5.85% for its Initial shares and -6.14% for its Service shares.(1) In comparison, the total return of the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index"), the portfolio's benchmark, was -11.88% for the same period.(2)

We attribute the portfolio's good returns relative to the S&P 500 Index to the successful selection of individual stocks in a handful of key industry groups, including technology and consumer cyclicals. These successful investment decisions  enabled  us  to  partly  offset  the  effects  of  a  negative market
environment    for    most    equities.

What is the portfolio's investment approach?

The portfolio employs a "bottom-up" approach, focusing primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earnings ratio less than, and long-term projected earnings growth rate
greater    than,    those    of    the    S&   P    500    Index.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in a stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks from a variety of
different    market    sectors    and    industries.

What other factors influenced the portfolio's performance?

The U.S. economy slowed throughout the reporting period, slipping into recession during the first quarter of 2001. In this difficult business
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

environment, a wide range of companies and industry groups produced disappointing earnings and revenues. Hardest hit were formerly fast-growing, technology-oriented enterprises. However, the portfolio' s value-oriented investment philosophy helped us avoid the most highly valued stocks in the area. As a result, the portfolio's technology stocks generally delivered much stronger
returns   than   the   technology   component   of   the   S&  P   500   Index.

Within technology, the portfolio emphasized a diverse group of companies that we believed were well positioned in their industries and reasonably priced relative to their growth rates. Above-average performers included semiconductor equipment companies such as KLA-Tencor; semiconductor manufacturers such as National Semiconductor; and technology service providers such as Electronic Data Systems,
all    of    which    delivered    strongly    positive    returns.

While capital spending by businesses fell sharply during the reporting period, consumer spending declined more mildly. The portfolio took advantage of these conditions with timely investments in a number of strong-performing stocks in the consumer cyclical group. Cendant, a broadly diversified, global provider of consumer services, was one of the portfolio's largest holdings until we sold the stock during the second half of the year because of its rising valuation. The company' s restructuring efforts helped it exceed earnings expectations and made it the portfolio's biggest winner in the consumer cyclical area. The portfolio also scored successes with the stocks of discount retailers, such as TJX Cos.,
that   benefited   from   increased   sales   to   price-conscious   consumers.

Of course, not every area produced such strong results. In some industry groups, the portfolio suffered along with the overall economy and market. Financials proved to be the portfolio' s weakest area during the reporting period. Diversified financial companies, such as Morgan Stanley Dean Witter & Co., were hurt by a variety of problems related to the economic slowdown, including rising loan losses and declining assets under management. In the health care area, the portfolio lost ground due to weakness in large-cap pharmaceutical stocks. Energy stocks also fell in response to sharply declining oil and gas prices.


What is the portfolio's current strategy?

As of the end of the reporting period, the portfolio held a slightly greater percentage of technology, consumer cyclical and financial stocks than the benchmark, and a slightly lower percentage of health care and consumer staples stocks. We have emphasized cyclical and growth-oriented stocks and de-emphasized traditionally defensive sectors, because we believe that interest-rate cuts by the Federal Reserve Board have set the stage for future economic recovery, creating a more favorable environment for growth. At the same time, we have continued to maintain our disciplined, value-oriented investment approach by taking advantage of what we believe to be attractive prices of stocks in companies that meet our strict criteria.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING
(IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/2/94            (5.85)%             6.59%            13.59%

SERVICE SHARES                                               5/2/94            (6.14)%             6.52%            13.54%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO ON 5/2/94 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE
STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.2%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.2%

CDW Computer Centers                                                                             23,000  (a)           1,235,330

Lamar Advertising                                                                                35,200  (a)           1,490,368

McGraw-Hill Cos.                                                                                 99,600                6,073,608

                                                                                                                       8,799,306

CONSUMER DURABLES--.7%

Ford Motor                                                                                       59,000                  927,480

Goodyear Tire & Rubber                                                                           80,000                1,904,800

                                                                                                                       2,832,280

CONSUMER NON-DURABLES--5.3%

Intimate Brands                                                                                  92,000                1,367,120

Kimberly-Clark                                                                                   23,000                1,375,400

Kraft Foods, Cl. A                                                                              211,700                7,204,151

Philip Morris Cos.                                                                               93,000                4,264,050

Procter & Gamble                                                                                 43,000                3,402,590

UST                                                                                             103,000                3,605,000

                                                                                                                      21,218,311

CONSUMER SERVICES--4.2%

Cablevision Systems, Cl. A                                                                       31,000  (a,b)         1,470,950

Carnival                                                                                         99,000                2,779,920

Clear Channel Communications                                                                     56,080  (a)           2,855,033

EchoStar Communications, Cl. A                                                                   66,500  (a)           1,826,755

USA Networks                                                                                    112,000  (a)           3,058,720

Viacom, Cl. B                                                                                   113,096  (a)           4,993,189

                                                                                                                      16,984,567

ELECTRONIC TECHNOLOGY--14.4%

Altera                                                                                           61,000  (a)           1,294,420

American Tower, Cl. A                                                                           124,000  (a)           1,174,280

Amkor Technology                                                                                119,000  (a)           1,907,570

Analog Devices                                                                                   41,000  (a)           1,819,990

Applied Materials                                                                                35,000  (a)           1,403,500

Compaq Computer                                                                                 205,000                2,000,800

Dell Computer                                                                                    99,000  (a)           2,690,820

Gateway                                                                                         107,500  (a)             864,300

General Dynamics                                                                                 26,900                2,142,316

Hewlett-Packard                                                                                  67,500                1,386,450

Intel                                                                                           255,800  (b)           8,044,910


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

International Business Machines                                                                  90,000               10,886,400

Jabil Circuit                                                                                    87,000  (a)           1,976,640

KLA-Tencor                                                                                       42,000  (a)           2,081,520

Lam Research                                                                                     58,000  (a,b)         1,346,760

LSI Logic                                                                                       113,300  (a)           1,787,874

Micron Technology                                                                               100,000  (a,b)         3,100,000

Motorola                                                                                        123,000  (b)           1,847,460

National Semiconductor                                                                           54,800  (a)           1,687,292

Novellus Systems                                                                                 49,000  (a)           1,933,050

Raytheon                                                                                         40,000                1,298,800

Teradyne                                                                                         69,000  (a)           2,079,660

Texas Instruments                                                                                67,000                1,876,000

United Technologies                                                                              19,200                1,240,896

                                                                                                                      57,871,708

ENERGY MINERALS--6.5%

Anadarko Petroleum                                                                              106,000                6,026,100

ChevronTexaco                                                                                    39,424                3,532,784

Conoco                                                                                           66,000                1,867,800

Exxon Mobil                                                                                     251,446                9,881,828

Ocean Energy                                                                                    141,000                2,707,200

XTO Energy                                                                                      118,500                2,073,750

                                                                                                                      26,089,462

FINANCE--18.5%

Allstate                                                                                        120,000                4,044,000

American Express                                                                                 54,700                1,952,243

American International Group                                                                    133,891               10,630,945

Bank of America                                                                                  48,900                3,078,255

Bank of New York                                                                                 81,000                3,304,800

Citigroup                                                                                       297,535               15,019,567

Federal Home Loan Mortgage                                                                       90,600                5,925,240

Federal National Mortgage Association                                                            68,400                5,437,800

FleetBoston Financial                                                                            82,588                3,014,462

Goldman Sachs Group                                                                              23,000                2,133,250

Household International                                                                          52,700                3,053,438

J.P. Morgan Chase & Co.                                                                          99,600                3,620,460

Mercury General                                                                                  25,000                1,091,500

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                                 75,200                4,206,688

Wells Fargo                                                                                     131,000                5,691,950

XL Capital, Cl. A                                                                                22,000                2,009,920

                                                                                                                      74,214,518

HEALTH SERVICES--3.4%

Express Scripts                                                                                  27,000  (a)           1,262,520

HCA-Healthcare                                                                                   99,100                3,819,314

Healthsouth                                                                                     280,700  (a)           4,159,974

Wellpoint Health Networks                                                                        36,600  (a)           4,276,710

                                                                                                                      13,518,518

HEALTH TECHNOLOGY--8.3%

Abbott Laboratories                                                                              63,000                3,512,250

American Home Products                                                                           62,000                3,804,320

Baxter International                                                                             34,000                1,823,420

Bristol-Myers Squibb                                                                            106,000                5,406,000

Johnson & Johnson                                                                                88,000                5,200,800

Merck & Co.                                                                                     100,000                5,880,000

Pfizer                                                                                          150,500                5,997,425

Zimmer Holdings                                                                                  55,600  (a)           1,698,024

                                                                                                                      33,322,239

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            57,000                2,026,350

PROCESS INDUSTRIES--2.0%

Dow Chemical                                                                                     46,000                1,553,880

International Paper                                                                              71,000                2,864,850

Monsanto                                                                                        101,300                3,423,940

                                                                                                                       7,842,670

PRODUCER MANUFACTURING--5.8%

Emerson Electric                                                                                 19,000                1,084,900

General Electric                                                                                316,000               12,665,280

Masco                                                                                            86,300                2,114,350

Tyco International                                                                              127,400                7,503,860

                                                                                                                      23,368,390

RETAIL TRADE--4.9%

Lowe's Cos.                                                                                      74,400                3,452,904

May Department Stores                                                                            63,900                2,363,022


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

TJX Cos.                                                                                        174,800                6,967,528

Target                                                                                          136,000                5,582,800

Tiffany & Co.                                                                                    47,000                1,479,090

                                                                                                                      19,845,344

TECHNOLOGY SERVICES--10.8%

AOL Time Warner                                                                                 116,000  (a)           3,723,600

Accenture, Cl. A                                                                                 67,000  (a)           1,803,640

Adobe Systems                                                                                    33,000                1,024,650

Anthem                                                                                           13,800  (a)             683,100

Avaya                                                                                            98,016  (a)           1,190,894

Charter Communications, Cl. A                                                                   221,100  (a)           3,632,673

Computer Associates International                                                               144,400                4,980,356

Computer Sciences                                                                                66,200  (a)           3,242,476

Electronic Data Systems                                                                          98,500                6,752,175

Microsoft                                                                                       203,000  (a)          13,452,810

SunGard Data Systems                                                                             96,000  (a)           2,777,280

                                                                                                                      43,263,654

TRANSPORTATION--1.2%

Norfolk Southern                                                                                118,500                2,172,105

Southwest Airlines                                                                              149,000                2,753,520

                                                                                                                       4,925,625

UTILITIES--7.5%

AT&T                                                                                            178,500                3,237,990

Allegheny Energy                                                                                 51,300                1,858,086

BellSouth                                                                                        56,000                2,136,400

Duke Energy                                                                                     157,000                6,163,820

El Paso                                                                                          42,000                1,873,620

Exelon                                                                                           25,000                1,197,000

Liberty Media, Cl. A                                                                            185,000  (a)           2,590,000

NEXTEL Communications, Cl. A                                                                    101,000  (a,b)         1,106,960

SBC Communications                                                                              107,000                4,191,190

TXU                                                                                              53,400                2,517,810

Verizon Communications                                                                           71,720                3,403,832

                                                                                                                      30,276,708

TOTAL COMMON STOCKS

   (cost $350,699,950)                                                                                               386,399,650

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.67%, 1/3/2002                                                                              651,000                  650,967

   1.64%, 1/10/2002                                                                           6,612,000                6,609,620

   1.61%, 1/17/2002                                                                           2,032,000                2,030,618

   1.62%, 1/24/2002                                                                           3,805,000  (c)           3,801,195

   1.80%, 2/7/2002                                                                              503,000  (c)             502,190

   1.67%, 2/21/2002                                                                             240,000                  239,448

   1.71%, 2/28/2002                                                                           1,261,000  (d)           1,257,684

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,090,853)                                                                                                 15,091,722
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $365,790,803)                                                              99.9%             401,491,372

CASH AND RECEIVABLES (NET)                                                                           .1%                 262,224

NET ASSETS                                                                                        100.0%             401,753,596

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THIS SECURITY IS ON LOAN. AT DECEMBER 31, 2001, THE TOTAL
MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $9,665,581 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $10,201,750.

(C)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

(D)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACOUNT AS COLLATERAL FOR
OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                       Market Value                               Unrealized
                                                                         Covered by                             (Depreciation)
                                                    Contracts          Contracts ($)         Expiration       at 12/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                      18             5,171,400          March 2002                 (1,350)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF SECURITIES SOLD SHORT

December 31, 2001

COMMON STOCKS                                           Shares        Value ($)
--------------------------------------------------------------------------------

Electronic Data Systems                                 28,000       1,919,400

XL Capital, CL. A                                       10,000         913,600

TOTAL SECURITIES SOLD SHORT (proceeds $2,738,578)                    2,833,000

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           365,790,803   401,491,372

Cash                                                                     92,701

Collateral for securities loaned--Note 1(c)                          10,201,750

Receivable from brokers for proceeds on securities sold short         2,738,578

Receivable for investment securities sold                               396,306

Dividends and interest receivable                                       358,179

Receivable for shares of Beneficial Interest subscribed                  28,785

Prepaid expenses                                                          5,129

                                                                    415,312,800
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           267,116

Liability for securities loaned--Note 1(c)                           10,201,750

Securities sold short, at value (proceeds $2,738,578)
  --See Statement of Securities Sold Short                            2,833,000

Payable for investment securities purchased                             162,387

Payable for futures variation margin--Note 4                             45,450

Accrued expenses                                                         49,501

                                                                     13,559,204
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      401,753,596
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     370,066,018

Accumulated undistributed investment income--net                         47,302

Accumulated distributions in excess of net realized
  gain (loss) on investments                                         (3,964,521)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,350) net unrealized
  depreciation on financial futures]                                 35,604,797
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      401,753,596

NET ASSET VALUE PER SHARE

                                                                                              Initial Shares  Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   385,568,548      16,185,048

Shares Outstanding                                                                                17,813,168         749,128
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          21.65           21.61

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,289 foreign taxes withheld at source)     4,863,683

Interest                                                               397,576

TOTAL INCOME                                                         5,261,259

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,086,408

Prospectus and shareholders' reports                                    64,070

Custodian fees--Note 3(b)                                               39,737

Professional fees                                                       36,784

Trustees' fees and expenses--Note 3(c)                                  36,006

Distribution fees--Note 3(b)                                            15,587

Dividends on securities sold short                                      13,000

Loan commitment fees--Note 2                                             6,245

Shareholder servicing costs--Note 3(b)                                   4,420

Interest expense--Note 2                                                 3,658

Registration fees                                                          823

Miscellaneous                                                            4,179

TOTAL EXPENSES                                                       3,310,917

Less--waiver of fees due to undertaking--Note 3(a)                      (6,838)

NET EXPENSES                                                         3,304,079

INVESTMENT INCOME--NET                                               1,957,180
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                   (621,479)

  Short sale transactions                                              281,888

Net realized gain (loss) on financial futures                       (1,097,535)

NET REALIZED GAIN (LOSS)                                            (1,437,126)

Net unrealized appreciation (depreciation) on investments and securities sold short (including $427,704 net unrealized appreciation
  on financial futures)                                            (27,759,014)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (29,196,140)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (27,238,960)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,957,180            2,569,985

Net realized gain (loss) on investments        (1,437,126)          21,141,371

Net unrealized appreciation (depreciation)
   on investments                             (27,759,014)         (41,493,217)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (27,238,960)         (17,781,861)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                 (1,998,915)          (2,663,912)

Service shares                                    (30,470)                   --

From net realized gain on investments:

Initial shares                                 (2,011,489)         (15,853,988)

Service shares                                    (26,098)                   --

In excess of net realized gain on investments:

Initial shares                                 (4,213,358)                   --

Service shares                                    (54,665)                   --

TOTAL DIVIDENDS                                (8,334,995)         (18,517,900)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 50,777,067            74,095,896

Service shares                                 17,844,559                   500

Dividends reinvested:

Initial shares                                  8,223,762            18,517,900

Service shares                                    111,233                    --

Cost of shares redeemed:

Initial shares                                (75,405,570)          (80,299,272)

Service shares                                 (1,631,112)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               (80,061)           12,315,024

TOTAL INCREASE (DECREASE) IN NET ASSETS       (35,654,016)          (23,984,737)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           437,407,612           461,392,349

END OF PERIOD                                 401,753,596           437,407,612

Undistributed investment income--net               47,302               423,009

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                                --------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,265,529           2,928,555

Shares issued for dividends reinvested            381,438             788,711

Shares redeemed                                (3,463,369)         (3,192,770)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (816,402)            524,496
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       821,440                  21

Shares issued for dividends reinvested              5,165                  --

Shares redeemed                                   (77,498)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     749,107                  21

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                           Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            23.48          25.48          22.63         20.78         19.55

Investment Operations:

Investment income--net                                            .11(a)         .14(a)         .16(a)        .21           .28

Net realized and unrealized gain (loss)
   on investments                                               (1.49)         (1.10)          3.64          2.23          2.79

Total from Investment Operations                                (1.38)          (.96)          3.80          2.44          3.07

Distributions:

Dividends from investment income--net                            (.11)          (.15)          (.15)         (.20)         (.28)

Dividends from net realized gain
   on investments                                                (.11)          (.89)          (.70)         (.39)        (1.56)

Dividends in excess of net realized gain
   on investments                                                (.23)           (--)          (.10)          (--)           --

Total Distributions                                              (.45)         (1.04)          (.95)         (.59)        (1.84)

Net asset value, end of period                                  21.65          23.48          25.48         22.63         20.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (5.85)         (3.78)         16.88         11.81         16.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .79            .78            .79           .78           .80

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .01            (--)            --            --            --

Ratio of net investment income
   to average net assets                                          .48            .56            .67          1.00          1.37

Portfolio Turnover Rate                                         33.82          60.90          96.26        126.18        180.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                385,569        437,407        461,392       430,702       369,832

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                     --------------------------

SERVICE SHARES                                               2001      2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        23.48     23.48

Investment Operations:

Investment income--net                                        .06(b)     --

Net realized and unrealized gain (loss)
   on investments                                           (1.51)       --

Total from Investment Operations                            (1.45)       --

Distributions:

Dividends from investment income--net                        (.08)       --

Dividends from net realized gain on investments              (.11)       --

Dividends in excess of net realized gain on investments      (.23)       --

Total Distributions                                          (.42)       --

Net asset value, end of period                              21.61     23.48
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (6.14)       --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.00        --

Ratio of interest expense, loan commitment
   fees and dividends on securities sold short
   to average net assets                                      .01        --

Ratio of net investment income to average net assets          .28        --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                    .11        --

Portfolio Turnover Rate                                     33.82     60.90
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      16,185         1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national   securities  market.  Securities  not  listed  on  an

                                                                  The  Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions. At origination, all
loans  are   secured  by  cash  collateral  of  at  least  102%  of  the  value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $47,302 and unrealized appreciation
$34,061,940. In addition, the portfolio had $2,421,664 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $2,029,385 and $9,219,934 and long-term capital gains $6,305,610 and $9,297,966.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $303,502 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001, was $110,000 with a related weighted average annualized interest rate of 3.33%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $6,838, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares,
for    servicing    and/or    maintaining    Service    shares    shareholder
accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $15,587 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $356 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $39,737 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended December 31, 2001, the portfolio incurred total brokerage commissions of $352,037, of which $27,752 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2001:

                                       Purchases ($)      Sales ($)
--------------------------------------------------------------------------------

Long transactions                       139,048,481    136,307,277

Short sale transactions                   5,056,303      5,701,433

     TOTAL                              144,104,784    142,008,710

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at December 31, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001 are set forth in the Statement of Financial Futures.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$35,700,569,   consisting  of  $65,194,821  gross  unrealized  appreciation  and
$29,494,252 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX IMFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.0820 per share as a long-term capital gain distribution paid on December 28, 2001 and also designates $.2600 per share as a long-term capital gain distribution paid on March 30, 2001.

The portfolio also designates 97.06% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                         Boston, MA 02205-8501
                        Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  108AR1201


================================================================================


Dreyfus Variable
Investment Fund,
International
Equity Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

              Dreyfus Variable Investment Fund,  International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We   present   this   annual  report  for  Dreyfus  Variable  Investment  Fund,
International Equity Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent
declines    among    technology    and    telecommunications    stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares produced a -29.18% total return and its Service shares produced a -29.35% total return.(1) This compares with a -21.44% total return produced by the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

We attribute weak market and portfolio performance to the global economic slowdown. The portfolio' s returns lagged behind that of the MSCI EAFE Index, primarily because growth-oriented stocks remained out of favor among investors. However, the portfolio's management changed in September 2001.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies,
wherever    they    may    be.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting key trends in global economic variables such as gross domestic product, inflation and interest rates; investment themes such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

sector. The portfolio generally will sell securities when themes or strategies change or when the portfolio determines that the company's prospects have changed or if the portfolio believes that the company's stock is fully valued by the market.

What other factors influenced the portfolio's performance?

Continuing weakness in the world's economies had a sharply negative effect on the portfolio' s performance. Market sentiment throughout most of the reporting period continued to be pessimistic. Concerns grew that the United States economy could be entering a longer and deeper recession than many had anticipated. Investors feared that a prolonged recession might severely cut earnings growth, which drives the growth-oriented stocks in which the portfolio invests.

In addition to overall market weakness, some investment decisions hurt the portfolio' s performance. Through much of the reporting period, the portfolio focused on traditional growth areas such as telecommunications and technology. Within these areas, the portfolio's assets were invested in companies that have historically tended to do well even in weak environments. Unfortunately, they
did    not    perform    as    we    expected.

Investments made after the management change in September had a positive effect on performance. A shift to relatively defensive stocks, such as food and pharmaceutical companies, helped performance during the sharp market sell-off after the September 11 terrorist attacks. When central banks worldwide moved aggressively to cut interest rates and stimulate economic recovery, we made a second shift. In October, we reduced the portfolio's investments in defensive stocks and increased its holdings of stocks with greater growth potential. When growth stocks rallied during the last quarter of the reporting period, this shift contributed to a significant improvement in performance.

What is the portfolio's current strategy?

With the stimuli central bankers and government policymakers have given the world' s economies, we continue to believe that it is appropriate to look beyond the current recession. In addition, because the world's economies generally slid
into    recession    at    the    same    time,    we

believe a simultaneous recovery may spur a brisk resurgence in global growth. We have attempted to position the portfolio to take advantage of an economic recovery that we believe may arrive more quickly and be stronger than many have anticipated. Of course, there is no guarantee that the economy or markets will perform as we expect.

Accordingly, we have adjusted the portfolio's holdings to take advantage of this anticipated change. We have significantly reduced defensive investments in such industries as foods, health care, utilities, retailers and retail-oriented financial institutions. We have purchased stocks in industry groups that we believe are likely to outperform the market, if recovery takes hold. We have increased the portfolio' s investments in the wholesale side of the financial services industry, as well as in technology, telecommunications and media/advertising firms. Of the individual stocks purchased, all met our criteria of being commercially and financially strong as well as priced at what we believe to be reasonable levels relative to their prospects for future growth.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/2/94           (29.18)%             1.61%             3.19%

SERVICE SHARES                                               5/2/94           (29.35)%             1.56%             3.16%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO ON 5/2/94 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--98.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--3.1%

News                                                                                             41,300                  329,369

Village Roadshow                                                                                501,000                  414,588

Westpac Banking                                                                                  65,600                  527,616

                                                                                                                       1,271,573

AUSTRIA--1.1%

Erste Bank der oesterreichischen Sparkassen                                                       8,800                  468,411

BELGIUM--.7%

Fortis                                                                                           11,300                  293,689

BRAZIL--3.5%

Petroleo Brasileiro, ADR                                                                         20,600                  457,938

Tele Celular Sul Participacoes, ADR                                                              15,800                  258,330

Tele Nordeste Celular Participacoes, ADR                                                          9,200                  259,348

Telemar Norte Leste, Cl. A                                                                       18,400                  477,636

                                                                                                                       1,453,252

FINLAND--2.3%

Nokia                                                                                            37,600                  970,860

FRANCE--9.5%

Aventis                                                                                           6,775                  481,737

BNP Paribas                                                                                       5,700                  510,753

Havas Advertising                                                                                37,000                  268,202

Sanofi-Synthelabo                                                                                10,600                  791,991

Societe Generale                                                                                  8,500                  476,315

TotalFinaElf                                                                                      6,810                  973,916

Vivendi Environnement                                                                            13,000                  434,191

Vivendi Environnement Warrants                                                                   13,000                    5,332

                                                                                                                       3,942,437

GERMANY--6.1%

AMB Generali Holding                                                                              5,000                  526,044

Allianz                                                                                           1,220                  288,798

Deutsche Bank                                                                                     4,400                  311,097

Deutsche Telekom                                                                                 17,900                  309,617

Muenchener Rueckversicherungs-Gesellschaft                                                        2,190                  595,544

Volkswagen                                                                                       10,800                  503,611

                                                                                                                       2,534,711

HONG KONG--.7%

China Mobile                                                                                     87,000  (a)             306,232


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

HUNGARY--.8%

Orszagos Takarekpenztar es Kereskedelmi Bank                                                      5,800                  348,393

ITALY--5.7%

Alleanza Assicurazioni                                                                           22,400                  246,452

Assicurazioni Generali                                                                           16,400                  455,921

Parmalat Finanziaria                                                                            262,000                  707,806

Telecom Italia                                                                                  111,200                  951,801

                                                                                                                       2,361,980

JAPAN--11.2%

ACOM                                                                                              6,200                  449,890

Hitachi                                                                                          71,000                  517,894

KYOCERA                                                                                           5,900  (a)             383,292

Kao                                                                                              12,000                  248,461

MURATA MANUFACTURING                                                                              2,900                  173,194

Mitsubishi                                                                                       39,000                  252,177

Mitsubishi Estate Company                                                                        28,000                  204,027

Mitsubishi Heavy                                                                                 79,000                  210,090

NEC                                                                                              37,000                  375,876

NIPPON TELEGRAPH AND TELEPHONE                                                                       51                  165,466

Nomura Holdings                                                                                  19,000                  242,535

SECOM                                                                                             4,500                  224,983

SONY                                                                                             10,000                  455,133

Sekisui House                                                                                    25,000                  180,457

TERUMO                                                                                           19,600                  252,874

Takeda Chemical Industries                                                                        7,000                  315,401

                                                                                                                       4,651,750

NETHERLANDS--7.4%

Akzo Nobel                                                                                       15,500                  693,063

Koninklijke (Royal) KPN                                                                          54,000  (a)             274,916

Koninklijke (Royal) Philips Electronics                                                          11,200                  333,330

Royal Dutch Petroleum                                                                             5,500                  279,026

STMicroelectronics                                                                               18,725                  601,862

VNU                                                                                               9,300                  286,153

Vedior                                                                                           51,700                  620,909

                                                                                                                       3,089,259

SINGAPORE--2.3%

Chartered Semiconductor Manufacturing                                                           158,000  (a)             419,280

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

SINGAPORE (CONTINUED)

Oversea-Chinese Banking                                                                          87,000                  518,278

                                                                                                                         937,558

SOUTH KOREA--6.1%

Kookmin Bank                                                                                     28,435                1,106,143

Korea Telecom, ADR                                                                               19,575                  397,960

Samsung Electronics                                                                               3,620                  768,923

Shinsegae                                                                                         2,600                  275,142

                                                                                                                       2,548,168

SPAIN--4.9%

Aldeasa                                                                                          20,136                  307,360

Altadis                                                                                          45,300                  771,439

Aurea Concesiones de Infraestructuras del Estado                                                 19,700                  402,403

Telefonica                                                                                       42,600  (a)             570,872

                                                                                                                       2,052,074

SWITZERLAND--4.5%

Credit Suisse Group                                                                               7,800  (a)             333,257

Kuoni Reisen Holding                                                                                440                  117,096

Nestle                                                                                            3,185                  680,399

Roche Holding                                                                                     5,530                  395,453

UBS                                                                                               7,000  (a)             353,992

                                                                                                                       1,880,197

THAILAND--1.5%

Siam Cement Public Company                                                                       23,800  (a)             284,083

Thai Farmers Bank Public Company                                                                642,900  (a)             316,836

                                                                                                                         600,919

UNITED KINGDOM--26.2%

Amdocs, ADR                                                                                      18,600  (a)             631,842

BP                                                                                               93,500  (a)             727,116

BT Group                                                                                         54,000  (a)             198,960

Barclays                                                                                         22,000                  728,878

Brambles                                                                                         60,500  (a)             299,561

British American Tobacco                                                                         87,900                  745,651

British Sky Broadcasting Group                                                                   55,325  (a)             609,108

Dixons Group                                                                                    189,200                  647,500

GlaxoSmithKline                                                                                  46,850                1,175,562

HBOS                                                                                             25,100                  290,963

HSBC Holdings                                                                                    53,100                  623,276


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

mm02                                                                                            385,000  (a)             484,984

Prudential                                                                                       43,950                  509,475

Reckitt Benckiser                                                                                18,225                  265,411

Reuters Group                                                                                    29,100                  288,172

Rio Tinto                                                                                        17,500                  335,386

Royal Bank of Scotland Group                                                                     31,900                  776,744

3i Group                                                                                         26,000                  325,439

Vodafone Group                                                                                  474,175                1,241,248

                                                                                                                      10,905,276

UNITED STATES--1.1%

Pharmacia                                                                                        10,000                  436,088

TOTAL COMMON STOCKS

  (cost $39,929,648)                                                                                                  41,052,827
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.7%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel

   (cost $322,356)                                                                                5,500                  308,939
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,252,004)                                                              99.4%               41,361,766

CASH AND RECEIVABLES (NET)                                                                          .6%                  242,871

NET ASSETS                                                                                       100.0%               41,604,637

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  40,252,004  41,361,766

Cash                                                                     28,836

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                   190,134

Dividends receivable                                                     69,270

Receivable for investment securities sold                                40,769

                                                                     41,690,775
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            26,345

Payable for shares of Beneficial Interest redeemed                        1,454

Accrued expenses                                                         58,339

                                                                         86,138
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,604,637
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      61,923,951

Accumulated undistributed investment income--net                          5,824

Accumulated net realized gain (loss)
  on investments and foreign currency transactions                  (21,625,404)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,300,266
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,604,637

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       39,961,051       1,643,586

Shares Outstanding                                    3,712,892         152,954
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.76           10.75

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $75,744 foreign taxes withheld at source)       530,689

Interest                                                               130,563

TOTAL INCOME                                                           661,252

EXPENSES:

Investment advisory fee--Note 3(a)                                     373,657

Custodian fees                                                          82,012

Auditing fees                                                           28,027

Prospectus and shareholders' reports                                    26,560

Legal fees                                                              14,367

Trustees' fees and expenses--Note 3(c)                                   4,794

Distribution fees--Note 3(b)                                             1,971

Shareholder servicing costs--Note 3(b)                                   1,117

Loan commitment fees--Note 2                                               813

Registration fees                                                          422

Miscellaneous                                                            6,499

TOTAL EXPENSES                                                         540,239

INVESTMENT INCOME--NET                                                 121,013
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (18,241,950)

Net realized gain (loss) on forward currency exchange contracts         33,030

NET REALIZED GAIN (LOSS)                                           (18,208,920)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                   (794,284)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,003,204)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (18,882,191)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            121,013           239,187

Net realized gain (loss) on investments       (18,208,920)        3,624,236

Net unrealized appreciation (depreciation)
   on investments                                (794,284)      (16,521,146)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (18,882,191)      (12,657,723)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (396,867)         (179,233)

Service shares                                    (11,987)               --

From net realized gain on investments:

Initial shares                                         --        (9,496,718)

In excess of net realized gain on investments:

Initial shares                                         --        (3,249,966)

TOTAL DIVIDENDS                                  (408,854)      (12,925,917)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  6,691,539        24,608,591

Service shares                                  6,479,104                500

Dividends reinvested:

Initial shares                                    396,867        12,925,917

Service shares                                     11,987                --

Cost of shares redeemed:

Initial shares                                (13,810,631)     (15,304,565)

Service shares                                 (4,727,915)              --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,959,049)      22,230,443

TOTAL INCREASE (DECREASE) IN NET ASSETS       (24,250,094)      (3,353,197)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,854,731       69,207,928

END OF PERIOD                                  41,604,637       65,854,731

Undistributed investment income--net                5,824           80,318


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       530,329        1,234,946

Shares issued for dividends reinvested             36,049          749,778

Shares redeemed                                (1,146,768)        (789,523)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (580,390)       1,195,201
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       545,941                33

Shares issued for dividends reinvested              1,109                --

Shares redeemed                                  (394,129)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     152,921                33

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                          Year Ended December 31,
                                                             -----------------------------------------------------------------------

INITIAL SHARES                                                   2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.34          22.34          14.50          14.02          13.76

Investment Operations:

Investment income--net                                            .03(a)         .07(a)         .06(a)         .15            .05

Net realized and unrealized gain (loss)
   on investments                                               (4.50)         (3.45)          8.58            .48           1.27

Total from Investment Operations                                (4.47)         (3.38)          8.64            .63           1.32

Distributions:

Dividends from investment income--net                            (.11)          (.05)          (.06)          (.15)          (.07)

Dividends from net realized
   gain on investments                                             --          (2.66)          (.74)            --           (.34)

Dividends in excess of net realized
   gain on investments                                             --           (.91)            --             --           (.65)

Total Distributions                                              (.11)         (3.62)          (.80)          (.15)         (1.06)

Net asset value, end of period                                  10.76          15.34          22.34          14.50          14.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (29.18)        (16.40)         59.76           4.49           9.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.08            .99           1.02            .99           1.06

Ratio of net investment income
   to average net assets                                          .25            .33            .38           1.04            .38

Portfolio Turnover Rate                                        238.88         192.42         261.64         204.50         165.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          39,961         65,854         69,208         45,811         39,388

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        Year Ended December 31,
                                                    ---------------------------

SERVICE SHARES                                             2001         2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.34        15.34

Investment Operations:

Investment (loss)                                            (.03)(b)       --

Net realized and unrealized gain (loss)
   on investments                                           (4.47)          --

Total from Investment Operations                            (4.50)          --

Distributions:

Dividends from investment income--net                        (.09)          --

Net asset value, end of period                              10.75        15.34
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (29.35)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.47           --

Ratio of investment (loss)
   to average net assets                                     (.27)          --

Portfolio Turnover Rate                                    238.88       192.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,644            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. On September 3, 2001, Newton Capital Management Limited (" Newton" ) began to serve as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized
on    the   accrual   basis.   Under   the   terms   of   the

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

custody agreement, the portfolio received net earnings credits of $5,621 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $195,958, accumulated capital losses $21,204,340 and unrealized appreciation $918,052. In addition, the portfolio had $228,984 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $21,204,340 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $408,854 and $8,129,355 and long-term capital gains $0 and $4,796,562.


During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $213,347, decreased accumulated net realized gain (loss) on investments by $166,518 and decreased paid-in capital by $46,829. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion or more. . . . . . . . .      .20 of 1%

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $1,971 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $152 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-- Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period
ended   December   31,   2001,   amounted  to  $113,680,061  and  $113,690,043,
respectively.

The  portfolio enters into forward currency exchange contracts in order to hedge
its    exposure   to   changes   in   foreign   currency   exchange   rates   on

its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2001:

                                                     Foreign                                                 Unrealized
Forward Currency                                    Currency                                              Appreciation/
Exchange Contracts                                  Amounts         Cost ($)          Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Euro, expiring 6/14/2002                           3,552,262       3,191,732          3,149,421                 (42,311)

SALES:                                                           Proceeds ($)

Euro, expiring 1/2/2002                               45,725          40,170             40,769                    (599)

British Pounds,
    expiring 6/14/2002                               698,000       1,011,123          1,007,106                   4,017

Japanese Yen,
    expiring 6/14/2002                           408,958,000       3,362,313          3,133,286                 229,027

TOTAL                                                                                                           190,134

At December 31, 2001, accumulated net unrealized appreciation on investments was
$1,109,762,   consisting   of   $3,075,793  gross  unrealized  appreciation  and
$1,966,031 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the funds comprising the Dreyfus Variable Investment
Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2001:

   -- the total amount of taxes paid to foreign countries was $75,744.

   -- the total amount of income sourced from foreign countries was $323,978.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2001 calendar year with Form 1099-DIV which will be mailed by January 31, 2002.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  109AR1201


================================================================================


Dreyfus Variable
Investment Fund,
Appreciation Portfolio

ANNUAL REPORT December 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares produced a total return of -9.31% , and its Service shares produced a total return of -9.63% .(1) For the same period, the portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -11.88%.(2)

We attribute the portfolio and market's negative returns to slower economic growth and declining corporate profits throughout the reporting period. While we are never satisfied with negative returns, we are nonetheless pleased to have outperformed the S&P 500 Index. Our ability to do so was primarily the result of our long-term perspective and focus on financially strong, blue chip companies.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At  the same time, we manage the portfolio with long-term investors in mind. Our
investment   approach  is  based  on  targeting  long-term  growth  rather  than
short-term    profit.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by slowing economic growth and negative investor sentiment. When the reporting period began, economic growth had already
begun    to    slow    markedly.    In    response,    the

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively in 11 separate moves from 6.5% at the start of the reporting period to 1.75% at the end of the reporting period, its lowest level in 40 years. The September 11 terrorist attacks effectively pushed the economy over the brink, delaying any prospect of recovery until 2002.

The portfolio's focus on less cyclical, industry-dominant, large-capitalization companies with what we believe are fundamentals bolstered portfolio results ahead of the market, with less volatility than the broad market. In an uncertain economic and market environment, investors favored more defensive issues -- namely, the health care and consumer staples sectors. The portfolio's focus on these sectors, with their inelastic properties, added relative value during the reporting period. Health care and consumer companies tend to weather economic downturns relatively well because their products and services are needed regardless of the economic climate. The portfolio's holdings in the financial sector also benefited results as financial companies often benefit from lower interest rates. Finally, the portfolio's underweighted position, relative to the S&P 500 Index, in the technology sector benefited results as this was one of the worst-performing sectors in the S&P 500 Index in 2001.

Changes to the portfolio during 2001 included a new position in AOL Time Warner, which we believe has the potential to benefit from cross-selling opportunities between its media properties and online subscriber base. We added to the portfolio' s position in insurer American International Group ("AIG"), which acquired portfolio holding American General in 2001. AIG's broadly diversified business lines and global markets position it well for potential growth, in our view. We also added to our holdings of energy companies, such as Exxon Mobil and ChevronTexaco, which we believe should benefit from structural imbalances (declining production and increased demand) over the longer term.

On the other hand, we sold Gillette, Bristol-Myers Squibb and Hewlett-Packard, primarily for company-specific reasons. Gillette continued to struggle with bloated inventories, and its Duracell battery division has encountered competitive and pricing problems. Bristol-

Myers Squibb became vulnerable to patent expirations when a key new product failed to gain FDA approval. Lastly, we did not believe that the merger of Hewlett-Packard and Compaq Computer would result in higher growth for the combined company over the long term. In the near term, a potentially disruptive proxy fight is likely to result.

What is the portfolio's current strategy?

We have maintained our long-standing strategy of buying and holding companies that we believe have above-average earnings growth potential, and we have continued to find such opportunities mainly in traditionally defensive areas. We have generally looked to avoid areas where the future is uncertain, such as the technology sector.

Although we do not attempt to predict near-term changes in the economic cycle, we are aware that many investors believe an economic recovery could begin in 2002. Consistent with our long-term perspective and disciplined investment approach, we do not believe that major changes are warranted in anticipation of a rebound. In our view, investors have learned valuable and painful lessons during the bear market of 2000 and 2001, and have become re-acquainted with risk after the "irrational exuberance" of the late 1990s. If, as we expect, investors continue to focus on quality and business fundamentals when a recovery takes hold, we believe the portfolio' s blue chip holdings have the potential to benefit over the long term.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and Service shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               4/5/93            (9.31)%            10.86%            13.77%

SERVICE SHARES                                               4/5/93            (9.63)%            10.78%            13.72%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, APPRECIATION PORTFOLIO ON 4/5/93 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/93 IS USED AS THE BEGINNING VALUE ON 4/5/93.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL
SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--97.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

APPAREL--.7%

Christian Dior                                                                                   80,000                2,458,676

Polo Ralph Lauren                                                                               150,000  (a)           4,014,000

                                                                                                                       6,472,676

AUTOMOTIVE--.8%

Ford Motor                                                                                      475,094                7,468,478

BANKING--3.1%

Bank of America                                                                                 192,108               12,093,199

SunTrust Banks                                                                                  275,000               17,242,500

                                                                                                                      29,335,699

CAPITAL GOODS--7.4%

Emerson Electric                                                                                180,000               10,278,000

General Electric                                                                                975,000               39,078,000

Honeywell International                                                                         270,000                9,131,400

Rockwell Collins                                                                                280,000                5,460,000

Rockwell International                                                                          280,000                5,000,800

                                                                                                                      68,948,200

ENERGY--8.8%

BP Amoco, ADS                                                                                   380,000               17,673,800

ChevronTexaco                                                                                   210,000               18,818,100

Exxon Mobil                                                                                   1,100,664               43,256,095

Royal Dutch Petroleum, ADR                                                                       52,000                2,549,040

                                                                                                                      82,297,035

FINANCE-MISC--12.0%

American Express                                                                                330,000               11,777,700

Citigroup                                                                                       620,124               31,303,860

Federal Home Loan Mortgage                                                                      170,000               28,620,000

Federal National Mortgage Association                                                           360,000               11,118,000

Goldman Sachs Group                                                                              35,000                3,246,250

JP Morgan Chase & Co.                                                                           475,000               17,266,250

Merrill Lynch                                                                                   160,000                8,339,200

                                                                                                                     111,671,260

FOOD & DRUGS--2.4%

Walgreen                                                                                        670,000               22,552,200

FOOD, BEVERAGE & TOBACCO--9.6%

Anheuser-Busch Cos.                                                                              32,000                1,446,720

Coca-Cola                                                                                       470,000               22,160,500

Nestle, ADR                                                                                      70,000                3,734,063


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

PepsiCo                                                                                         480,000               23,371,200

Philip Morris Cos.                                                                              850,000               38,972,500

                                                                                                                      89,684,983

HEALTH CARE--16.7%

Abbott Laboratories                                                                             370,000               20,627,500

Johnson & Johnson                                                                               590,000               34,869,000

Lilly (Eli)                                                                                     250,000               19,635,000

Merck & Co.                                                                                     450,000               26,460,000

Pfizer                                                                                        1,300,000               51,805,000

Roche Holdings, ADR                                                                              33,000                2,359,500

                                                                                                                     155,756,000

HOTELS RESTAURANTS & LEISURE--1.0%

McDonald's                                                                                      345,000                9,132,150

HOUSEHOLD & PERSONAL PRODUCTS--3.6%

Colgate-Palmolive                                                                               260,000               15,015,000

Estee Lauder, Cl. A                                                                              50,000                1,603,000

Procter & Gamble                                                                                220,000               17,408,600

                                                                                                                      34,026,600

INSURANCE--5.6%

American International Group                                                                    159,220               12,642,068

Berkshire Hathaway, Cl. A                                                                           220  (a)          16,632,000

Berkshire Hathaway, Cl. B                                                                            15  (a)              37,875

Marsh & McLennan Cos.                                                                           215,000               23,101,750

                                                                                                                      52,413,693

MEDIA--5.1%

AOL Time Warner                                                                                 275,000  (a)           8,827,500

Fox Entertainment Group, Cl. A                                                                  300,000  (a)           7,959,000

McGraw-Hill Cos.                                                                                300,000               18,294,000

News Corp, ADR                                                                                    5,000                  159,050

Viacom, Cl. B                                                                                   225,000  (a)           9,933,750

Vivendi Universal, ADR                                                                           36,000                1,936,440

                                                                                                                      47,109,740

RETAIL--2.5%

Wal-Mart Stores                                                                                 400,000               23,020,000

SOFTWARE--2.5%

Microsoft                                                                                       350,000  (a)          23,194,500

TECHNOLOGY HARDWARE & EQUIPMENT--9.1%

Cisco Systems                                                                                   672,000  (a)          12,169,920

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)

EMC                                                                                             325,000                4,368,000

Intel                                                                                         1,300,000               40,885,000

International Business Machines                                                                 220,000               26,611,200

Texas Instruments                                                                                25,600                  716,800

                                                                                                                      84,750,920

TELECOMMUNICATION SERVICES--4.4%

BellSouth                                                                                       430,000               16,404,500

SBC Communications                                                                              420,144               16,457,040

Verizon Communications                                                                          175,000                8,305,500

                                                                                                                      41,167,040

TRANSPORTATION--1.7%

Norfolk Southern                                                                                400,000                7,332,000

United Parcel Service, Cl. B                                                                    157,700                8,594,650

                                                                                                                      15,926,650

TOTAL COMMON STOCKS

   (cost $776,859,382)                                                                                               904,927,824
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

Newscorp, ADS, Cum., $.4428

   (cost $3,947,389)                                                                            175,000                4,630,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.61%, 1/3/2002                                                                            2,428,000                2,427,878

   1.66%, 1/10/2002                                                                           4,245,000                4,243,472

   1.62%, 1/17/2002                                                                             956,000                  955,350

   1.67%, 1/24/2002                                                                           9,589,000                9,579,411

   1.67%, 2/21/2002                                                                             335,000                  334,229

   1.71%, 2/28/2002                                                                           5,253,000                5,239,185

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,777,858)                                                                                                 22,779,525
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $803,584,629)                                                             99.9%              932,337,849

CASH AND RECEIVABLES (NET)                                                                          .1%                  829,376

NET ASSETS                                                                                       100.0%              933,167,225

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           803,584,629   932,337,849

Cash                                                                    134,679

Dividends receivable                                                  1,052,129

Receivable for shares of Beneficial Interest subscribed                 307,850

Prepaid expenses                                                          8,745

                                                                    933,841,252
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           357,583

Due to Fayez Sarofim & Co.                                              257,613

Accrued expenses                                                         58,831

                                                                        674,027
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      933,167,225
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     812,698,882

Accumulated undistributed investment income--net                         57,260

Accumulated net realized gain (loss) on investments                  (8,342,160)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                  128,753,243
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      933,167,225

NET ASSET VALUE PER SHARE

                                               Initial Shares   Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    897,534,952       35,632,273

Shares Outstanding                                 25,662,180        1,021,139
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           34.98            34.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $85,764 foreign taxes withheld at source)    14,724,800

Interest                                                               620,124

TOTAL INCOME                                                        15,344,924

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,995,139

Sub-investment advisory fee--Note 3(a)                               3,095,140

Trustees' fees and expenses--Note 3(c)                                  80,973

Custodian fees--Note 3(b)                                               72,295

Prospectus and shareholders' reports                                    49,069

Professional fees                                                       43,514

Distribution fees--Note 3(b)                                            32,593

Loan commitment fees--Note 2                                            14,692

Registration fees                                                        8,638

Shareholder servicing costs--Note 3(b)                                   6,662

Miscellaneous                                                            8,369

TOTAL EXPENSES                                                       7,407,084

INVESTMENT INCOME--NET                                               7,937,840
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (8,342,146)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (94,903,262)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (103,245,408)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (95,307,568)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,937,840            6,748,353

Net realized gain (loss) on investments        (8,342,146)          14,963,684

Net unrealized appreciation (depreciation)
   on investments                             (94,903,262)         (31,340,062)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (95,307,568)          (9,628,025)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (7,746,030)          (6,656,635)

Service shares                                   (239,642)                  --

Net realized gain on investments:

Initial shares                                         --          (11,308,669)

TOTAL DIVIDENDS                                (7,985,672)         (17,965,304)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                167,390,857          247,026,912

Service shares                                 37,645,027                  500

Dividends reinvested:

Initial shares                                  7,746,030           17,965,304

Service shares                                    239,642                   --

Cost of shares redeemed:

Initial shares                               (184,529,949)        (255,482,801)

Service shares                                 (1,744,457)                  --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            26,747,150            9,509,915

TOTAL INCREASE (DECREASE) IN NET ASSETS       (76,546,090)         (18,083,414)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,009,713,315        1,027,796,729

END OF PERIOD                                 933,167,225        1,009,713,315

Undistributed investment income--net               57,260              117,854

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     4,664,530            6,144,822

Shares issued for dividends reinvested            224,305              457,028

Shares redeemed                                (5,178,837)          (6,429,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (290,002)             171,862
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,064,634                   13

Shares issued for dividends reinvested              6,956                   --

Shares redeemed                                   (50,464)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,021,126                   13

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                           Year Ended December 31,
                                                                ------------------------------------------------------------------

INITIAL SHARES                                                   2001             2000            1999            1998        1997
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            38.91            39.87           36.11           27.91       21.98

Investment Operations:

Investment income--net                                            .30(a)           .27(a)          .25(a)          .20         .22

Net realized and unrealized gain (loss)
   on investments                                               (3.93)            (.52)           3.88            8.21        5.95

Total from Investment Operations                                (3.63)            (.25)           4.13            8.41        6.17

Distributions:

Dividends from investment income--net                            (.30)            (.26)           (.22)           (.20)       (.22)

Dividends from net realized gain
   on investments                                                  --             (.45)           (.01)           (.01)       (.02)

Dividends in excess of net realized

   gain on investments                                             --               --            (.14)             --          --

Total Distributions                                              (.30)            (.71)           (.37)           (.21)       (.24)

Net asset value, end of period                                  34.98            38.91           39.87           36.11       27.91
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (9.31)            (.65)          11.46           30.22       28.05
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .78              .78             .78             .80         .80

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(b)           .00(b)          .00(b)          .01          --

Ratio of net investment income
   to average net assets                                          .84              .67             .64             .84        1.08

Portfolio Turnover Rate                                          4.19             6.15            3.87            1.34        1.69
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                897,535        1,009,713       1,027,797         673,835     247,011

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended December 31,
                                                     --------------------------

SERVICE SHARES                                            2001          2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       38.91         38.91

Investment Operations:

Investment income--net                                       .18(b)         --

Net realized and unrealized gain (loss)
   on investments                                          (3.94)           --

Total from Investment Operations                           (3.76)           --

Distributions:

Dividends from investment income--net                       (.26)           --

Net asset value, end of period                             34.89         38.91
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (9.63)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.10            --

Ratio of net investment income
   to average net assets                                     .53            --

Portfolio Turnover Rate                                     4.19          6.15
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    35,632              1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co.
("   Sarofim"  ) serves   as   the   portfolio'  s   sub-investment   adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne
by    each    class    and    certain    voting    rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national   securities  market.  Securities  not  listed  on  an
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $801 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $57,260, accumulated capital losses $6,595,648 and unrealized appreciation $128,753,229. In addition, the portfolio had $1,746,498 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $6,595,648 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $7,985,672 and $7,241,128 and long-term capital gains $0 and $10,724,176.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $12,762, increased accumulated net realized gain (loss) on investments by $13,247 and decreased paid-in capital by $485. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million;
and   .375   of   1%   over   $300   million.   The  fee  is  payable  monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $32,593 pursuant to the Plan.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,    under    a    transfer    agency    agreement    for    providing

personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $677 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $72,295 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2001, the portfolio incurred total brokerage commissions of $112,328, of which $11,468 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $70,341,660 and $38,963,521, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $128,753,220, consisting of $173,606,955 gross unrealized appreciation and $44,853,735 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio, (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  112AR1201


================================================================================


Dreyfus Variable
Investment Fund,
Money Market
Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Thomas    S.    Riordan.

In 2001, money market funds generally posted higher returns than stocks for the second consecutive year. As one of America' s longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s 11 interest-rate reductions during 2001 drove short-term rates to their lowest levels in 40 years.

In addition, 2001 reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the longer term bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With  money  market  yields  ending  2001  at  historically  low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Thomas Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the 12-month period ended December 31, 2001, Dreyfus Variable Investment Fund, Money Market Portfolio produced a yield of 3.87%. Taking into account the effects of compounding, the portfolio produced an effective yield of 3.94%.(1)

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

The U.S. economy was already seeing signs of a slowdown when the reporting period began. The Federal Reserve Board (the "Fed") responded on the first business day of 2001 by reducing short-term interest rates by 0.50 percentage points. That initial reduction was followed by two more during the first quarter of the year. The Fed was apparently reacting to weak retail sales, diminishing consumer confidence and softening manufacturing activity. Indeed, Gross Domestic Product (" GDP" ) growth for the first quarter of 2001 came in at an annualized
rate    of    just    1.10%.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. Responding to further weak economic data, the Fed reduced short-term interest rates by 0.50 percentage points each in April and May and by 0.25 percentage points in June. Yet, despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during
the   second   quarter   grew   at   an   annualized   rate   of   just  0.30%.

In the third quarter, interest rates held steady, and some economists began to detect signs of possible economic improvement. Evidence emerged in July that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting the Fed cited reduced capital spending, weak consumption and slower overseas growth as the basis for its decision to reduce interest rates another
0.25 percentage points.

Then, on September 11 disaster struck. In addition to the immense losses of human life and property, the terrorist attacks sent an already weak economy over the brink. Consumer spending plunged as individuals canceled travel plans and cut back on new purchases. For its part, the Fed acted quickly, cutting interest rates another 0.50 percentage points even before the stock market reopened on September 17. The Fed also injected approximately $50 billion into the economy through its open market operations. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth. Nonetheless, U.S. GDP growth contracted by an estimated 1.30% in the third quarter, the economy's worst performance in a decade.

The Fed followed up in the fourth quarter by cutting rates another 0.50 percentage points each in October and November, citing "heightened uncertainty and concerns about a deterioration in business conditions both here and abroad." This was followed by a 0.25 percentage-point cut at its December meeting. All told, the Fed has reduced interest rates a total of 4.75 percentage points during the reporting period, bringing the benchmark federal funds rate to its
lowest    level    in    40    years.


What is the portfolio's current strategy?

In the current environment, we have continued to maintain the portfolio's long weighted average maturity in order to maintain higher yields for as long as we deem practical. However, the portfolio's weighted average maturity has gradually moved closer to the neutral range as interest rates have fallen.

As of December 31, 2001, rising evidence that the economy may be nearing a recovery recently caused money market yields to begin to rise. Consumer confidence had improved, retail sales had picked up and fewer workers had submitted jobless claims. As always, we are monitoring the economy closely, and we are prepared to change our strategy and the portfolio's weighted average maturity as economic and market conditions develop.

January 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--22.6%                                                Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   2.55%, 1/11/2002                                                                           6,000,000                6,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                           5,000,000                4,999,972

First Tennessee Bank N.A.

   2.35%, 1/3/2002                                                                            9,000,000                9,000,024

JP Morgan Chase Bank N.A.

   1.75%, 3/11/2002                                                                           5,000,000                5,000,000

National City Bank

   1.79%, 3/19/2002                                                                           5,000,000  (a)           4,999,689

Union Bank of California, N.A.

   2.25%, 4/8/2002                                                                            8,000,000                8,000,000

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                          5,000,000  (a)           5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $42,999,685)                                                                                                 42,999,685
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--24.1%
---------------------------------------------------------------------------------------------------------------------------------

Amstel Funding Corp.

   1.99%--2.08%, 2/19/2002--5/29/2002                                                         9,000,000  (b)           8,953,517

Commonwealth Bank of Australia

   3.42%, 1/22/2002                                                                           5,000,000                4,990,171

GE Capital International Funding Inc.

   2.07%, 2/15/2002                                                                           5,000,000                4,987,125

Lehman Brothers Holdings Inc.

   2.31%, 4/19/2002                                                                           5,000,000                4,965,800

Morgan Stanley Dean Witter & Co.

   1.84%, 2/8/2002                                                                            5,000,000                4,990,289

MPS U.S. Commercial Paper Corp.

   1.98%, 6/28/2002                                                                           5,000,000                4,951,545

Nordea North America Inc.

   3.61%, 1/11/2002                                                                           8,000,000                7,992,111

UBS Finance Delaware LLC

   1.81%, 1/2/2002                                                                            4,000,000                3,999,799

TOTAL COMMERCIAL PAPER

   (cost $45,830,357)                                                                                                 45,830,357
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--22.7%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   2.33%, 8/1/2002                                                                            7,535,000                7,706,678


                                                                                              Principal

CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   1.85%, 5/24/2002                                                                           5,000,000  (a,b)         5,000,000

Beta Finance Inc.

   4.16%, 6/17/2002                                                                           2,000,000  (b)           2,000,000

CC (USA) Inc.

   1.85%, 6/3/2002                                                                            5,000,000  (a,b)         5,000,000

Goldman Sachs Group Inc.

   2.33%, 1/31/2002                                                                             500,000  (a)             500,145

K2 (USA) LLC

   3.86%, 8/15/2002                                                                           5,000,000  (b)           5,000,000

Links Finance LLC

   2.25%--2.41%, 4/29/2002--11/26/2002                                                        8,000,000  (b)           8,032,825

Merrill Lynch & Co. Inc.

   4.27%, 5/2/2002                                                                            5,000,000                5,000,000

Sigma Finance Inc.

   3.88%, 7/1/2002                                                                            5,000,000  (b)           5,000,000

TOTAL CORPORATE NOTES

   (cost $43,239,648)                                                                                                 43,239,648
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.2%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.58%--3.61%, 1/29/2002--5/31/2002

   (cost $8,000,000)                                                                          8,000,000  (c)           8,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--11.5%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   2.40%, 1/4/2002                                                                            7,000,000                7,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                           5,000,000                5,000,000

Key Bank U.S.A., N.A.

   1.80%, 11/1/2002                                                                           5,000,000  (a)           5,000,000

U.S. Bank N.A.

   1.79%, 11/12/2002                                                                          5,000,000  (a)           5,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $22,000,000)                                                                                                 22,000,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

U.S. GOVERNMENT AGENCIES--11.0%                                                               Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

   1.75%, 6/10/2002                                                                          11,000,000               10,915,422

Federal National Mortgage Association, Discount Notes

   2.53%, 3/7/2002                                                                           10,000,000                9,954,861

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $20,870,283)                                                                                                 20,870,283
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.37%, 1/2/2002

   (cost $2,732,000)                                                                          2,732,000                2,732,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $185,671,973)                                                             97.5%              185,671,973

CASH AND RECEIVABLES (NET)                                                                         2.5%                4,776,880

NET ASSETS                                                                                       100.0%              190,448,853

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $38,986,342 OR 20.5% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES
WERE ACQUIRED FROM 9/5/2001 TO 10/1/2001 AT A COST OF $8,000,000. AT DECEMBER
31, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WERE $8,000,000 REPRESENTING
4.2% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           185,671,973   185,671,973

Cash                                                                  3,336,374

Interest receivable                                                   1,566,059

Prepaid expenses                                                          1,785

                                                                    190,576,191
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,281

Accrued expenses                                                         55,057

                                                                        127,338
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,448,853
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,462,065

Accumulated net realized gain (loss) on investments                     (13,212)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,448,853
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial           190,462,065
  Interest authorized)

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,702,564

EXPENSES:

Investment advisory fee--Note 2(a)                                     779,589

Custodian fees                                                          35,501

Professional fees                                                       29,659

Prospectus and shareholders' reports                                    27,568

Registration fees                                                       15,801

Trustees' fees and expenses--Note 2(b)                                  10,786

Shareholder servicing costs--Note 2(a)                                   1,301

Miscellaneous                                                            2,037

TOTAL EXPENSES                                                         902,242

INVESTMENT INCOME--NET                                               5,800,322
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  2,434

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,802,756

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,800,322           5,732,012

Net realized gain (loss) on investments             2,434             (11,060)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,802,756           5,720,952
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,841,149)         (5,691,185)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 438,451,655         181,902,681

Dividends reinvested                            5,841,149           5,691,185

Cost of shares redeemed                      (378,180,680)       (165,975,906)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            66,112,124          21,617,960

TOTAL INCREASE (DECREASE) IN NET ASSETS        66,073,731          21,647,727
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,375,122         102,727,395

END OF PERIOD                                 190,448,853         124,375,122

Undistributed investment income-net                    --              40,827

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                              --------------------------------------------------------------------

                                                                 2001          2000          1999           1998          1997
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .039          .058          .047           .050          .050

Distributions:

Dividends from investment income--net                           (.039)        (.058)        (.047)         (.050)        (.050)

Net asset value, end of period                                   1.00          1.00          1.00           1.00          1.00
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.97          5.98          4.78           5.12          5.19
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .58           .60           .58            .56           .61

Ratio of net investment income
   to average net assets                                         3.72          5.87          4.69           5.01          5.08
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         190,449       124,375       102,727         89,025        64,628

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the" Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investment securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,663 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were all ordinary income.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,000 of the carryover expires in fiscal 2006, $1,000 expires in fiscal 2007 and $11,000 expires in fiscal 2008.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $207 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated    person"    as   defined   in   the   Act    The   Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP
New York, New York

February 1, 2002

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  117AR1201

================================================================================


Dreyfus Variable
Investment Fund,
Special Value Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund, Special Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's total return for its Initial shares was -7.97% and -8.17% for its Service shares.(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's benchmark, was -5.59%.(2) The portfolio's results include performance under the guidance of the prior manager and the current manager, the latter of whom assumed management of the portfolio in August 2001.

We attribute the portfolio's performance primarily to the slowdown in the U.S. economy, which persisted throughout 2001. In addition, relatively weak performance by individual stock selections in the financial, capital goods and consumer cyclical areas caused the portfolio's returns to lag behind that of its benchmark during the reporting period.

What is the portfolio's investment approach?

The portfolio primarily invests in a diversified group of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy what we believe are growing
companies    at    bargain    prices.

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts then examines the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The slowdown in U.S. economic growth, which began in mid-2000, deepened during the reporting period as the economy slipped into recession. As economic growth slowed, a wide range of companies reported lower than expected earnings and warned of future disappointments. While value stocks generally held up better than growth stocks in this environment, they were not immune to the impact of
diminished    financial    expectations.

Among the value-oriented investment areas, financial stocks suffered the greatest losses. The portfolio' s financial industry stocks declined slightly more steeply than the benchmark' s, primarily because of the disappointing performance of a small number of individual holdings, such as Bank of New York and Wells Fargo. These companies, which ranked among the portfolio's largest, were hurt by a variety of problems related to the economic slowdown, including declining volumes of financial transaction processing and rising loan risks. In the capital goods area, the portfolio' s greater than average exposure to Honeywell International caused returns to lag behind the benchmark after a prospective merger of Honeywell with General Electric Corp. fell through. Returns in the capital goods area were also negatively affected by sharp declines in Boeing, another of the portfolio's largest holdings, which suffered along with other airline-related stocks in the wake of the September 11
terrorist    attacks.

On the other hand, the portfolio achieved better performance than its benchmark in the technology and communications services areas. In both areas, the portfolio benefited by avoiding many of the companies most deeply affected by the economic downturn, such as networking and cellular enterprises. Instead, the portfolio focused on more defensive investments, including computer hardware and services providers such as International Business Machines, and regional telephone companies such as Verizon Communications. However, technology and communications services account for a relatively small percentage of the value-oriented universe in which the portfolio invests. As a result, the portfolio' s above-average returns in these areas failed to fully compensate for weaker than average results in financials and capital goods.

What is the portfolio's current strategy?

As of the end of the reporting period, we have slightly emphasized investments in the health care and consumer cyclicals groups, and we have de-emphasized holdings in the financial, communications services and consumer staples areas. These areas of concentration reflect our disciplined approach to building the portfolio one stock at a time, rather than maintaining the same proportion of each industry as the benchmark. By carefully examining each individual company's fundamentals and by relying on proprietary fundamental research capabilities, we continue to seek to construct a portfolio that will outperform the Russell 1000 Value Index over a wide range of market cycles and economic environments.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Special Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 (7.97)%             8.25%              6.23%

SERVICE SHARES                                                                 (8.17)%             8.20%              6.21%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES




FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.5%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--8.1%

Bank of America                                                                                  15,800                  994,610

Bank of New York                                                                                 11,200                  456,960

Bank One                                                                                         15,200                  593,560

Fifth Third Bancorp                                                                               3,200                  197,056

Keycorp                                                                                           3,900                   94,926

PNC Financial Services Group                                                                      2,100                  118,020

Wells Fargo                                                                                      22,900                  995,005

                                                                                                                       3,450,137

COMMERCIAL SERVICES--1.0%

Henry Schein                                                                                      5,700  (a)             211,071

McGraw-Hill Cos.                                                                                  3,500                  213,430

                                                                                                                         424,501

CONSUMER DURABLES--2.9%

Ford Motor                                                                                       15,000                  235,800

General Motors                                                                                   11,213                  544,952

Goodyear Tire & Rubber                                                                            8,500                  202,385

Newell Rubbermaid                                                                                 9,200                  253,644

                                                                                                                       1,236,781

CONSUMER NON-DURABLES--8.7%

Coca-Cola                                                                                         4,200                  198,030

Gillette                                                                                          8,500                  283,900

Jones Apparel Group                                                                               6,800                  225,556

Kimberly-Clark                                                                                    4,400                  263,120

Kraft Foods, Cl. A                                                                               10,200                  347,106

Liz Claiborne                                                                                     5,900                  293,525

PepsiCo                                                                                           3,900                  189,891

Philip Morris Cos.                                                                               16,000                  733,600

Procter & Gamble                                                                                 12,100                  957,473

UST                                                                                               5,900                  206,500

                                                                                                                       3,698,701

CONSUMER SERVICES--3.7%

Carnival                                                                                         11,400                  320,112

Clear Channel Communications                                                                      2,600  (a)             132,366

Comcast, Cl. A                                                                                    6,500  (a)             234,000

Disney (Walt)                                                                                    15,100                  312,872

McDonald's                                                                                       10,800                  285,876


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Viacom, Cl. B                                                                                     6,100  (a)             269,315

                                                                                                                       1,554,541

ELECTRONIC TECHNOLOGY--4.6%

Compaq Computer                                                                                  22,300                  217,648

General Dynamics                                                                                  1,200                   95,568

Hewlett-Packard                                                                                   7,400                  151,996

International Business Machines                                                                   4,700                  568,512

LSI Logic                                                                                         7,000  (a)             110,460

Lam Research                                                                                      3,100  (a)              71,982

Micron Technology                                                                                11,600  (a)             359,600

Motorola                                                                                         13,900                  208,778

Raytheon                                                                                          5,000                  162,350

                                                                                                                       1,946,894

ENERGY MINERALS--7.7%

Anadarko Petroleum                                                                                4,700                  267,195

Conoco                                                                                           16,600                  469,780

Exxon Mobil                                                                                      49,896                1,960,913

Ocean Energy                                                                                     29,100                  558,720

                                                                                                                       3,256,608

FINANCE--15.1%

Citigroup                                                                                        41,126                2,076,040

Countrywide Credit Industries                                                                     5,400                  221,238

Federal Home Loan Mortgage                                                                        9,700                  634,380

Federal National Mortgage Association                                                             4,300                  341,850

FleetBoston Financial                                                                            12,000                  438,000

GreenPoint Financial                                                                             20,100                  718,575

Household International                                                                           3,700                  214,378

J.P. Morgan Chase & Co.                                                                          14,850                  539,798

Morgan Stanley Dean Witter                                                                        9,200                  514,648

USA Education                                                                                     5,200                  436,904

XL Capital, Cl. A                                                                                 3,000                  274,080

                                                                                                                       6,409,891

HEALTH SERVICES--3.8%

HCA-Healthcare                                                                                   10,500                  404,670

Healthsouth                                                                                      18,200  (a)             269,724

Humana                                                                                           11,000  (a)             129,690

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES (CONTINUED)

Oxford Health Plans                                                                               8,300  (a)             250,162

Wellpoint Health Networks                                                                         4,600  (a)             537,510

                                                                                                                       1,591,756

HEALTH TECHNOLOGY--5.2%

Abbott Laboratories                                                                              10,900                  607,675

American Home Products                                                                            3,200                  196,352

Bristol-Myers Squibb                                                                              4,800                  244,800

Johnson & Johnson                                                                                 3,800                  224,580

King Pharmaceuticals                                                                              5,733  (a)             241,531

Merck & Co.                                                                                      11,600                  682,080

                                                                                                                       2,197,018

INDUSTRIAL SERVICES--1.1%

Waste Management                                                                                 15,200                  485,032

INSURANCE--5.6%

Allstate                                                                                         16,100                  542,570

American Express                                                                                 13,000                  463,970

American International Group                                                                     17,434                1,384,260

                                                                                                                       2,390,800

NON-ENERGY MINERALS--1.3%

Alcoa                                                                                            11,900                  423,045

Weyerhaeuser                                                                                      2,500                  135,200

                                                                                                                         558,245

PROCESS INDUSTRIES--3.9%

Boise Cascade                                                                                     6,800                  231,268

Dow Chemical                                                                                     13,176                  445,085

duPont (E.I.) deNemours                                                                           7,000                  297,570

International Paper                                                                               7,700                  310,695

Monsanto                                                                                         10,800                  365,040

                                                                                                                       1,649,658

PRODUCER MANUFACTURING--3.2%

Deere & Co.                                                                                       2,800                  122,248

Emerson Electric                                                                                  3,100                  177,010

Georgia-Pacific                                                                                   6,800                  187,748

Honeywell International                                                                          10,900                  368,638

Minnesota Mining & Manufacturing                                                                  4,300                  508,303

                                                                                                                       1,363,947


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--4.5%

Costco Wholesale                                                                                  6,100  (a)             270,718

May Department Stores                                                                             8,800                  325,424

RadioShack                                                                                        4,900                  147,490

Sears, Roebuck & Co.                                                                             15,600                  743,184

Target                                                                                           10,500                  431,025

                                                                                                                       1,917,841

TECHNOLOGY SERVICES--2.2%

Accenture, Cl. A                                                                                  7,500  (a)             201,900

Adobe Systems                                                                                     5,800                  180,090

Anthem                                                                                            1,600  (a)              79,200

Computer Associates International                                                                10,800                  372,492

Electronic Data Systems                                                                           1,300                   89,115

                                                                                                                         922,797

TRANSPORTATION--.8%

Norfolk Southern                                                                                 13,000                  238,290

Southwest Airlines                                                                                5,550                  102,564

                                                                                                                         340,854

UTILITIES--13.1%

AT&T                                                                                             29,770                  540,028

Allegheny Energy                                                                                  6,000                  217,320

BellSouth                                                                                        15,600                  595,140

Dominion Resources                                                                                1,800                  108,180

Duke Energy                                                                                      17,300                  679,198

El Paso                                                                                           3,993                  178,127

Exelon                                                                                            3,300                  158,004

Liberty Media, Cl. A                                                                             21,600  (a)             302,400

SBC Communications                                                                               21,858                  856,178

Sprint (FON Group)                                                                                5,400                  108,432

TXU                                                                                              13,900                  655,385

Verizon Communications                                                                           18,580                  881,807

Xcel Energy                                                                                      10,500                  291,270

                                                                                                                       5,571,469

TOTAL COMMON STOCKS

   (cost $37,317,452)                                                                                                 40,967,471

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.67%, 1/3/2002                                                                              310,000                  309,984

   1.67%, 1/10/2002                                                                             253,000  (b)             252,909

   1.62%, 1/17/2002                                                                             318,000  (c)             317,784

   1.70%, 1/24/2002                                                                             572,000                  571,428

   1.65%, 2/21/2002                                                                             105,000                  104,759

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,556,770)                                                                                                   1,556,864
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $38,874,222)                                                             100.2%               42,524,335

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                 (85,449)

NET ASSETS                                                                                       100.0%               42,438,886

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(C) PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                       Market Value                                  Unrealized
                                                                         Covered by                              (Depreciation)
                                                     Contracts        Contracts ($)           Expiration      at 12/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                        3             861,900            March 2002                (225)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF SECURITIES SOLD SHORT

December 31, 2001

COMMON STOCKS                                                                                    Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

XL Capital, Cl. A

   (proceeds $181,169)                                                                            2,000                   182,720

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  38,874,222  42,524,335

Receivable from brokers for proceeds on securities sold short           181,169

Dividends receivable                                                     55,252

Receivable for investment securities sold                                30,736

Prepaid expenses                                                            893

                                                                     42,792,385
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            25,779

Cash overdraft due to Custodian                                          67,816

Securities sold short, at value (proceeds $181,169)
  --See Statement of Securities Sold Short                              182,720

Payable for shares of Beneficial Interest redeemed                       35,195

Payable for futures variation margin--Note 4                              7,575

Accrued expenses                                                         34,414

                                                                        353,499
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,438,886
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      39,731,831

Accumulated undistributed investment income--net                        124,435

Accumulated net realized gain (loss) on investments                  (1,065,717)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($225) net unrealized
  (depreciation) on financial futures]                                3,648,337
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,438,886

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         39,854,328     2,584,558

Shares Outstanding                                      3,049,329       198,053
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.07         13.05

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         819,694

Interest                                                                47,630

TOTAL INCOME                                                           867,324

EXPENSES:

Investment advisory fee--Note 3(a)                                     343,238

Auditing fees                                                           31,564

Prospectus and shareholders' reports                                    20,990

Custodian fees                                                          11,176

Trustees' fees and expenses--Note 3(c)                                   4,988

Distribution fees--Note 3(b)                                             2,467

Dividends on securities sold short                                         920

Legal fees                                                                 832

Shareholder servicing costs--Note 3(b)                                     702

Registration fees                                                          626

Miscellaneous                                                            1,253

TOTAL EXPENSES                                                         418,756

Less--waiver of fees due to undertaking--Note 3(a)                     (6,401)

NET EXPENSES                                                           412,355

INVESTMENT INCOME--NET                                                 454,969
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (661,748)

Net realized gain (loss) on financial futures                           28,573

NET REALIZED GAIN (LOSS)                                              (633,175)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($225) net unrealized
  (depreciation) on financial futures]                              (3,835,888)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,469,063)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,014,094)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            454,969              408,399

Net realized gain (loss) on investments          (633,175)           2,790,899

Net unrealized appreciation (depreciation)
   on investments                              (3,835,888)            (632,866)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,014,094)           2,566,432
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (322,730)            (448,576)

Service shares                                   (17,148)                 --

Net realized gain on investments:

Initial shares                                (1,023,309)          (2,208,138)

Service shares                                    (5,065)                 --

TOTAL DIVIDENDS                               (1,368,252)          (2,656,714)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,519,013           2,922,495

Service shares                                  2,604,786                500

Dividends reinvested:

Initial shares                                  1,346,039          2,656,714

Service shares                                     22,213                --

Cost of shares redeemed:

Initial shares                                 (9,333,005)       (11,917,400)

Service shares                                    (8,848)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,849,802)         (6,337,691)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (8,232,148)         (6,427,973)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            50,671,034         57,099,007

END OF PERIOD                                  42,438,886         50,671,034

Undistributed investment income--net              124,435             13,997

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                                --------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       179,661             198,929

Shares issued for dividends reinvested            102,906             185,598

Shares redeemed                                  (691,060)           (826,239)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (408,493)           (441,712)
-------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       196,908                  34

Shares issued for dividends reinvested              1,725                  --

Shares redeemed                                      (614)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     198,019                  34

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                                --------------------------------------------------------------------

INITIAL SHARES                                                  2001          2000            1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           14.65         14.64           14.93           12.99         10.60

Investment Operations:

Investment income--net                                           .14(a)        .12(a)          .11(a)          .10           .06

Net realized and unrealized gain (loss)
   on investments                                              (1.30)          .70             .95            1.94          2.40

Total from Investment Operations                               (1.16)          .82            1.06            2.04          2.46

Distributions:

Dividends from investment income--net                          (.11)          (.14)           (.10)           (.10)         (.01)

Dividends in excess of
   investment income--net                                         --            --             --              --           (.00)(b)

Dividends from net realized gain
   on investments                                              (.31)         (.67)           (1.25)            --           (.06)

Total Distributions                                            (.42)         (.81)          (1.35)           (.10)          (.07)

Net asset value, end of period                                13.07         14.65           14.64           14.93          12.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (7.97)         5.70            7.27           15.69          23.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           .90           .87             .86             .83            .99

Ratio of dividends on securities
   sold short to average net assets                             .00(c)        --                --            --             .02

Ratio of net investment income
   to average net assets                                       1.00           .81             .70             .67            .38

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                      .01            --              --              --             --

Portfolio Turnover Rate                                       59.85        149.83          171.41          252.24         188.57
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                        39,854        50,671          57,099          63,264         52,981

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                        -----------------------

SERVICE SHARES                                              2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.65          14.65

Investment Operations:

Investment income--net                                       .12(b)         --

Net realized and unrealized gain (loss)
   on investments                                           (1.31)          --

Total from Investment Operations                            (1.19)          --

Distributions:

Dividends from investment income--net                        (.10)          --

Dividends from net realized gain on investments              (.31)          --

Total Distributions                                          (.41)          --

Net asset value, end of period                               13.05        14.65
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             (8.17)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.00           --

Ratio of net investment income
   to average net assets                                       .92           --

Decrease reflected in above expense ratios due to
   undertaking by The Dreyfus Corporation                      .24            -

Portfolio Turnover Rate                                      59.85       149.83
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        2,585             1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $440 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $124,435, accumulated capital losses $522,975 and unrealized appreciation $3,320,814. In addition, the portfolio had $215,219 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $522,975 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $778,201 and $991,908 and long-term capital gains $590,051 and $1,664,806.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $4,653 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $6,401, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $2,467 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $152 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2001:

                                          Purchases                Sales
--------------------------------------------------------------------------------

Long transactions                        26,680,974           30,436,831

Short sale transactions                          --              181,169

  TOTAL                                  26,680,974           30,618,000

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sold short at December 31, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001, are set forth in the Statement of Financial Futures.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$3,650,113,   consisting   of   $6,248,495  gross  unrealized  appreciation  and
$2,598,382 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Special Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund), as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP
New York, New York

February 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)



-------------------------------------------------------------------------------

For Federal tax purposes, the portfolio hereby designates $.1742 per share as a long-term capital gain distribution of the $.3090 per share paid on March 28, 2001. The portfolio also designates 74.76% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate
dividends    received    deduction.


BOARD MEMBERS INFORMATION (Unaudited)


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member





OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  118AR1201

================================================================================


Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Quality Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with William Howarth, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and
investment-grade    corporate    bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

William Howarth, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares achieved a total return of 6.69%, and its Service shares achieved a total return of 6.37% .(1) In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, achieved a total return of 8.44% for the same period.(2)

We attribute the portfolio's positive overall performance to falling interest rates in a weakening economy. The portfolio's total return lagged behind its benchmark primarily because we positioned the portfolio for stronger economic activity toward the middle of the year. However, the September 11 terrorist attacks delayed economic recovery, and relative to its benchmark, the
portfolio'  s   corporate   bonds  suffered  as  credit  concerns  intensified.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Accordingly, the portfolio invests at least 80% of its assets in fixed-income securities, including corporate bonds, mortgage-related securities, collateralized mortgage obligations (" CMOs" ) and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances as well as municipal obligations and zero
coupon    securities.

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attrac

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tive relative values. Generally, we strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

During the reporting period, the portfolio was primarily affected by a weakening U.S. economy. When the reporting period began on January 1, reduced capital spending, falling corporate profits and a declining stock market were already contributing to slower economic growth. In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed" ) began to reduce short-term interest rates on the first business day of 2001. This reduction was followed by 10 additional rate cuts during 2001. All told, the Fed reduced short-term interest rates 4.75 percentage points during the reporting period.

By the middle of the reporting period, we began to detect signs that the Fed's aggressive monetary policy was starting to have a positive effect on the economy. Consumer spending remained robust, the housing market was strong, business inventories were reaching closer to normal levels and a federal tax cut gave consumers more money to spend. As a result, we were comfortable positioning the portfolio for the start of a recovery. This relatively aggressive stance included an emphasis on long-term corporate bonds, which we believed would benefit from renewed investor interest. We also focused on mortgage-backed securities, which we believed would benefit from more stable interest rates.

Then something happened that no one could reasonably predict: terrorists attacked the United States. In addition to the incalculable devastation wrought on human lives and property, the catastrophes had negative repercussions throughout the U.S. economy. Consumer spending plunged, removing one of the few remaining pillars of economic strength. As a result, the U.S. economy entered its first full-blown recession in a decade.

Investors responded by retreating to relative safe havens, such as U.S. Treasury
securities,    and    long-term    corporate    bonds    languished.    At   the

same time, lower interest rates increased the likelihood that homeowners would refinance their mortgages, hurting returns from mortgage-backed securities.

What is the portfolio's current strategy?

While we intend to maintain a relatively conservative stance until the corporate earnings outlook becomes clearer, we believe that it makes little sense to sell the portfolio' s long-term corporate bonds and mortgage-backed holdings at depressed prices. In our view, the probability of an economic recovery has been delayed, not eliminated. When the economy begins to recover, the portfolio should benefit. In fact, we began to see early signs of potentially stronger economic activity in December, when long-term Treasury yields rose and the yield differences between highly rated and lower rated corporate bonds began to narrow. Of course, there is no guarantee of how the portfolio or the economy will perform in the future.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio Initial shares and Service shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                                                                     From
                                                                               1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                  6.69%              6.53%             7.71%

SERVICE SHARES                                                                  6.37%              6.46%             7.68%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE



SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                              Principal
BONDS AND NOTES--94.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.0%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         744,000                  636,120

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     1,115,000                1,112,928

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            2,616,000                2,214,847

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  351,000                  198,315

U.S. Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          272,991                  213,609

                                                                                                                       4,375,819

ASSET-BACKED CTFS.--2.5%

Conseco Finance Securitizations,

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           1,003,767                1,019,456

Nortel Networks Lease Pass-Through Trust,

   Ser. 2001-1, 11.629%, 2016                                                                   728,124                  578,802

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                         791,256                  795,955

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           2,750,000                2,903,377

                                                                                                                       5,297,590

AUTOMOTIVE--7.4%

DaimlerChrysler N. A. Holdings,

   Notes, 6.4%, 2006                                                                          1,985,000                1,987,064

Ford Motor Credit Co:

   Global Landmark Securities, 7.25%, 2011                                                    1,490,000                1,452,456

   Notes, 6.5%, 2007                                                                          4,992,000                4,888,990

GMAC:

   Notes, 3.75%, 2003                                                                         3,500,000  (a)           3,457,255

   Notes, 6.125%, 2006                                                                        4,033,000                3,995,671

                                                                                                                      15,781,436

BANKING--2.2%

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                     2,030,000                2,180,212

Bank One,

   Notes, 6.5%, 2006                                                                          1,085,000                1,134,913

Morgan (J.P.) Chase & Co.,

   Sub. Notes, 6.75%, 2011                                                                    1,295,000                1,327,898

                                                                                                                       4,643,023


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA--2.3%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,009,000  (b)             625,580

   Sr. Notes, 8.625%, 2009                                                                      447,000                  432,473

Fox Family Worldwide:

   Sr. Discount Notes, 0/10.25%, 2007                                                         1,500,000  (b)           1,505,625

   Sr. Notes, 9.25%, 2007                                                                     1,200,000                1,290,000

Time Warner Telecom,

   Deb., 7.25%, 2017                                                                          1,145,000                1,170,709

                                                                                                                       5,024,387

CHEMICALS--.2%

Lyondell,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                         418,000                  423,225

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--10.8%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        3,106,339                3,159,613

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         2,146,084                2,227,077

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,355,000                3,430,177

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        1,450,000  (a,c)         1,461,876

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. Al, 7.134%, 2031                                                          2,239,755                2,359,371

Duke Weeks Industrial Trust,

   Ser. 2000-DW1, Cl. A2, 7.151%, 2010                                                        1,000,000  (c)           1,056,166

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        2,872,087  (c)           2,778,745

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       1,948,000  (c)           1,938,704

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,583,292                2,726,601

TIAA CMBS I Trust,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            1,884,628  (c)           1,988,792

                                                                                                                      23,127,122

CONSUMER--.2%

Eastman Kodak,

   Deb., 9.95%, 2018                                                                            400,000                  436,799

ENVIRONMENTAL--.2%

Allied Waste N. A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                            514,000                  531,990

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--8.4%

Bombardier Capital,

   Medium-Term Notes, 5.625%, 2003                                                            1,500,000  (c,d)         1,545,669

Citigroup:

   Notes, 6.5%, 2011                                                                          2,074,000                2,137,309

   Sub., Notes, 7.25%, 2010                                                                   1,440,000                1,545,736

Credit-Backed Steers Trust 2001,

   Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                                       2,000,000  (c)           1,965,000

Household Finance:

   Notes, 6.375%, 2011                                                                        1,430,000                1,386,017

   Sr. Notes, 6.4%, 2008                                                                      1,070,000                1,063,046

International Lease Finance,

   Notes, 5.75%, 2006                                                                         1,350,000                1,347,831

Lehman Brothers Holdings,

   Notes, 7%, 2008                                                                            1,315,000                1,367,551

Morgan Stanley Dean Witter,

   Notes, 6.1%, 2006                                                                          1,235,000                1,273,879

Qwest Capital Funding,

   Sr. Notes, 7.9%, 2010                                                                      2,165,000                2,205,951

Wells Fargo Financial,

   Sr. Notes, 7%, 2005                                                                        2,000,000                2,146,700

                                                                                                                      17,984,689

FOOD AND BEVERAGES--.4%

Land O' Lakes,

   Sr. Notes, 8.75%, 2011                                                                       931,000  (c)             903,070

FOREIGN--1.3%

Abitibi-Consolidated,

   Deb., 8.85%, 2030                                                                          1,105,000                1,153,247

Marconi,

   Bonds, 8.375%, 2030                                                                        2,111,000                  992,170

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                          1,463,000  (b)             738,057

                                                                                                                       2,883,474

HOTELS--.4%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                          888,000                  847,815

INDUSTRIAL--2.0%

Cooper Tire & Rubber,

   Notes, 7.625%, 2027                                                                        2,848,000                2,484,906


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            114,000                   97,470

Terex,

   Gtd. Sr. Notes, 8.875%, 2008                                                                 358,000                  354,420

Tyco International,

   Sr. Notes, 6.75%, 2011                                                                     1,315,000                1,322,509

                                                                                                                       4,259,305

INSURANCE--3.1%

Conseco:

   Notes, 8.5%, 2002                                                                            294,000                  216,090

   Notes, 6.4%, 2003                                                                            156,000                   90,480

   Notes, 6.8%, 2005                                                                            624,000                  265,200

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     3,062,000                3,113,579

PXRE Capital Trust I,

   Gtd. Capital Securities, 8.85%, 2027                                                         485,000                  253,771

Zurich Capital Trust I,

   Gtd. Capital Securities, 8.376%, 2037                                                      2,661,000  (c)           2,646,908

                                                                                                                       6,586,028

OIL AND GAS--1.6%

El Paso,

   Sr. Notes, 7%, 2011                                                                        2,130,000                2,112,647

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                       1,350,000                1,417,500

                                                                                                                       3,530,147

OTHER--1.4%

HYDI-100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                         3,000,000  (e)           3,067,500

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.8%

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                             566,633  (c)             527,995

GE Capital Mortgage Services:

   Ser. 1996-14, Cl. 2B1, 7.25%, 2011                                                           586,519                  591,122

   Ser. 1996-17, Cl. 2B1, 7.25%, 2011                                                           591,494                  593,553

Norwest Asset Securities,

   Ser. 1998-13, Cl. B5, 6.25%, 2028                                                            239,335  (c)             193,375

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               291,896                  299,704

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                            941,846                  948,119

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            542,023                  545,492

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                          113,300  (c)             112,822

                                                                                                                       3,812,182

RETAIL--1.1%

Levi Strauss & Co.:

   Notes, 6.8%, 2003                                                                            390,000                  349,050

   Sr. Notes, 11.625%, 2008                                                                     269,000                  239,410

Wal-Mart Stores,

   Sr. Notes, 6.55%, 2004                                                                     1,720,000                1,836,086

                                                                                                                       2,424,546

TECHNOLOGY--1.4%

Computer Sciences,

   Notes, 6.75%, 2006                                                                           863,000                  899,759

Thomson,

   Notes, 6.2%, 2012                                                                          1,890,000                1,821,641

Unisys,

   Sr. Notes, 7.25%, 2005                                                                       275,000                  270,188

                                                                                                                       2,991,588

TELECOMMUNICATION--7.1%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    1,336,000                1,082,160

British Telecommunications,

   Notes, 8.125%, 2010                                                                        1,070,000                1,186,663

Citizens Communications:

   Deb., 7.45%, 2035                                                                          2,500,000                2,275,018

   Notes, 9.25%, 2011                                                                           800,000                  891,708

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      623,000                  574,718

France Telecom,

   Notes, 7.75%, 2011                                                                         1,430,000  (c)           1,534,667

Lucent Technologies,

   Deb., 6.45%, 2029                                                                            985,000                  674,725

Motorola,

   Deb., 5.22%, 2097                                                                          2,493,000                1,547,056


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Nextel Communications,

   Conv. Sub. Deb., 5.25%, 2010                                                                 165,000                  100,444

TeleCorp PCS,

   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                     685,000  (b)             599,375

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                           589,000  (b)             503,595

   Sr. Sub. Notes, 10.375%, 2011                                                                480,000                  552,000

WorldCom,

   Notes, 7.5%, 2011                                                                          3,503,000                3,609,487

                                                                                                                      15,131,616

TRANSPORTATION--.9%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                   2,601,000                1,826,201

U.S. GOVERNMENTS--20.2%

U.S. Treasury Notes:

   3.25%, 12/31/2003                                                                          2,500,000                2,510,150

   3.5%, 11/15/2006                                                                          15,975,000               15,404,532

   5%, 8/15/2011                                                                             20,000,000               19,956,200

U.S. Treasury Principal Strips,

   0%, 2/15/2019                                                                             12,237,000                4,380,968

   0%, 4/15/2029                                                                              2,500,000                1,092,469

                                                                                                                      43,344,319

U.S. GOVERNMENT AGENCIES--1.4%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,735,000  (f)           3,006,037

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--10.8%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligations):

      Ser. 1916, Cl. P1, 7%, 12/15/2011                                                       2,117,838  (g)             325,449

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        2,721,763  (g)             383,061

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            1,344,123                1,379,941

   7%, 6/1/2029-9/1/2029                                                                      3,743,574                3,821,928

   REMIC Trust, Gtd. Pass-Through Ctfs.

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

      (Interest Only Obligation)                                                              1,667,723  (g)              67,960

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%                                                                                        10,050,000  (h)           9,852,116

   8%, 9/15/2008                                                                                290,104                  306,060

Government National Mortgage Association II:

   6.5%                                                                                       6,736,000  (h)           6,727,580

   7%, 9/20/2028-7/20/2029                                                                      351,927                  359,624

                                                                                                                      23,223,719

UTILITIES/GAS AND ELECTRIC--1.3%

FirstEnergy,

   Notes, 5.5%, 2006                                                                            840,000                  827,355

Marketspan,

   Deb., 8.2%, 2023                                                                             977,000                  970,980

Mirant Americas Generation,

   Sr. Notes, 8.3%, 2011                                                                        376,000                  348,312

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                      752,000                  697,774

                                                                                                                       2,844,421

UTILITIES/TELEPHONE--1.8%

AT&T:

   Sr. Notes, 7.3%, 2011                                                                      3,022,000  (c)           3,102,312

   Sr. Notes, 8%, 2031                                                                          756,000  (c)             793,978

                                                                                                                       3,896,290

TOTAL BONDS AND NOTES

   (cost $203,259,188)                                                                                               202,204,338
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

OTHER SECURITIES--3.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--2.4%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          1,468,000  (d,i)         1,663,586


                                                                                               Principal

OTHER SECURITIES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Fuji JGB,

  Non-Cumulative Preferred Securities,

   Ser. A, 9.87%, 2008                                                                        1,200,000  (c,d,i)         927,421

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 2008                                                                          500,000  (c,d,i)         365,984

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar

  Preference Shares,

   7.648%, 9/30/2031                                                                          2,132,000  (d,i)         2,158,395

                                                                                                                       5,115,386

INSURANCE--.8%

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  1,665,000  (c,d)         1,705,574

TOTAL OTHER SECURITIES

   (cost $7,044,437)                                                                                                   6,820,960
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--1.6%

Cenatur Funding, Ser. B,

   Cum., $90.80                                                                                   2,454                2,697,250

Motorola,

   Cum. Conv., $3.50 (units)                                                                     13,766  (j)             643,423

                                                                                                                       3,340,673

UTILITIES--.1%

AES Trust VII,

   Cum. Conv., $3.00                                                                              7,859                  234,788

TOTAL PREFERRED STOCKS

   (cost $3,725,446)                                                                                                   3,575,461

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--9.8%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Equilon Enterprises,

   1.7%, 1/2/2002                                                                             4,500,000                4,499,788

Salomon Smith Barney,

   2.07%, 1/2/2002                                                                            8,475,000                8,474,512

UBS Finance,

   1.7%, 1/2/2002                                                                             8,000,000                7,999,622

TOTAL SHORT-TERM INVESTMENTS

   (cost $20,973,922 )                                                                                                20,973,922
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $235,002,993)                                                            108.9%              233,574,681

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.9%)             (19,054,399)

NET ASSETS                                                                                       100.0%              214,520,282

(A) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $25,549,058 OR 11.9% OF NET ASSETS.

(D)  DATE SHOWN REPRESENTS THE EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(E)  SECURITY LINKED TO THE J.P. MORGAN DOMESTIC HIGH YIELD INDEX.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(G)  NOTIONAL FACE AMOUNT SHOWN.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(J)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
SENIOR NOTE WITH A PRINCIPAL
AMOUNT OF $50.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           235,002,993   233,574,681

Cash                                                                 13,537,556

Receivable for investment securities sold                             3,176,401

Interest receivable                                                   2,659,097

Prepaid expenses                                                          8,140

                                                                    252,955,875
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           140,902

Payable for investment securities purchased                          38,255,512

Accrued expenses                                                         39,179

                                                                     38,435,593
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,520,282
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     217,484,847

Accumulated undistributed investment income--net                         59,298

Accumulated net realized gain (loss) on investments                 (1,595,551)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (1,428,312)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,520,282

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        191,089,057     23,431,225

Shares Outstanding                                     16,810,773      2,064,847
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.37         11.35

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            11,404,080

Cash dividends                                                          77,673

TOTAL INCOME                                                        11,481,753

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,181,755

Custodian fees--Note 3(b)                                               69,758

Prospectus and shareholders' reports                                    40,323

Professional fees                                                       30,689

Distribution fees--Note 3(b)                                            21,087

Registration fees                                                        8,024

Trustees' fees and expenses--Note 3(c)                                  13,730

Shareholder servicing costs--Note 3(b)                                   4,553

Miscellaneous                                                           12,463

TOTAL EXPENSES                                                       1,382,382

INVESTMENT INCOME--NET                                              10,099,371
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         3,727,713

Net realized gain (loss) on forward currency exchange contracts            980

NET REALIZED GAIN (LOSS)                                             3,728,693

Net unrealized appreciation (depreciation) on investments          (3,103,952)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 624,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,724,112

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,099,371          8,176,192

Net realized gain (loss) on investments         3,728,693          2,695,421

Net unrealized appreciation (depreciation)
   on investments                              (3,103,952)         3,435,606

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,724,112         14,307,219
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                               (10,444,543)         (8,181,686)

Service shares                                  (559,921)                --

Net realized gain on investments:

Initial shares                                (1,311,412)                --

Service shares                                  (138,703)                --

TOTAL DIVIDENDS                              (12,454,579)         (8,181,686)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 66,380,362         32,655,959

Service shares                                 24,705,713               500

Dividends reinvested:

Initial shares                                 11,755,955         8,181,686

Service shares                                    698,624               --

Cost of shares redeemed:

Initial shares                                (34,724,158)      (33,900,354)

Service shares                                 (1,451,387)              --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            67,365,109         6,937,791

TOTAL INCREASE (DECREASE) IN NET ASSETS        65,634,642        13,063,324
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           148,885,640       135,822,316

END OF PERIOD                                 214,520,282       148,885,640

Undistributed investment income--net               59,298           338,211

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
INITIAL SHARES

Shares sold                                     5,716,721          2,948,825

Shares issued for dividends reinvested          1,014,732            744,039

Shares redeemed                               (2,988,946)         (3,102,260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,742,507            590,604
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     2,129,896                44

Shares issued for dividends reinvested             60,664                --

Shares redeemed                                  (125,757)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,064,803                44

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                         Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                2001(a)         2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           11.39         10.89           11.50           11.73           11.50

Investment Operations:

Investment income--net                                           .65(b)        .68             .62             .67             .73

Net realized and unrealized gain
   (loss) on investments                                         .10           .50            (.61)           (.04)            .32

Total from Investment Operations                                 .75          1.18             .01             .63            1.05

Distributions:

Dividends from investment income--net                           (.69)         (.68)           (.62)           (.68)           (.73)

Dividends from net realized gain
   on investments                                               (.08)           --              --            (.18)           (.09)

Total Distributions                                             (.77)         (.68)           (.62)           (.86)           (.82)

Net asset value, end of period                                 11.37         11.39           10.89           11.50           11.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                6.69         11.20             .18            5.49            9.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         .75           .72             .74             .73             .75

Ratio of interest expense
   to average net assets                                          --             --             --              --             .02

Ratio of net investment income
   to average net assets                                        5.57          6.12            5.66            5.74            6.27

Portfolio Turnover Rate                                     1,105.61        917.75          521.51          244.95          374.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        191,089       148,885         135,822         121,461          88,292

(A)   AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO
DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.91% TO 5.57%. PER SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                   -----------------------------

SERVICE SHARES                                            2001(a)        2000(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       11.39         11.39

Investment Operations:

Investment income--net                                       .58(c)         --

Net realized and unrealized gain (loss)
   on investments                                            .14            --

Total from Investment Operations                             .72            --

Distributions:

Dividends from investment income--net                       (.68)           --

Dividends from net realized gain
   on investments                                           (.08)           --

Total Distributions                                         (.76)           --

Net asset value, end of period                             11.35          11.39
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            6.37            --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.01            --

Ratio of net investment income
   to average net assets                                    5.24            --

Portfolio Turnover Rate                                 1,105.61         917.75
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     23,431              1

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.03 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.57% TO 5.24%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each busi

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ness day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash
balances    left    on    deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best
interests    of    its    shareholders,    by    complying    with    the

applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $367,747 and unrealized depreciation $2,348,751. In addition, the portfolio had $1,190,930 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $12,324,718 and $8,181,686 and long-term capital gains $129,861 and $0.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $716,242, decreased accumulated net realized gain (loss) on investments by $496,037 and decreased paid-in capital by $220,205. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and to dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $21,087 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $344 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $69,758 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  aggregate  amount of purchases and sales (including paydowns) of investment
securities,    excluding    short-term    securities,    during    the
period  ended  December 31, 2001, amounted to $1,947,823,189 and $1,907,848,959, respectively.

At December 31, 2001, accumulated net unrealized depreciation on investments was
$1,428,312,   consisting   of   $2,381,424  gross  unrealized  appreciation  and
$3,809,736 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $90,062 decrease in accumulated undistributed investment income-net and a corresponding $90,062 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the
portfolio    on    December    31,    2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $647,141, increase net unrealized appreciation (depreciation) by $117,308 and increase net realized gains (losses) by $529,833. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates .0072% per share as a long-term capital gain distribution paid on December 3, 2001.

The portfolio also designates .07% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member





OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Quality Bond Portfoli 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  120AR1201


================================================================================


Dreyfus Variable
Investment Fund,
Small Cap Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                            Small Cap Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Hilary Woods and Paul Kandel.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the small-cap sector of the U.S. stock market posted negative returns, led lower by
persistent   declines   among   technology   and   telecommunications   stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced a total return of -6.12% for its Initial shares and -6.47% for its Service shares.(1) This compares with a total return of 2.49% for the portfolio's benchmark, the Russell 2000 Index of small capitalization stocks, during the same period.(2)

We attribute the portfolio' s performance primarily to slowing U.S. economic conditions, which created a difficult environment for many investment styles and industry groups. Small companies generally performed better in this environment than large companies. However, even among small-cap stocks, smaller companies generally produced higher returns than larger ones. Because the average market capitalization of companies in the portfolio was weighted toward the higher end of the range, the portfolio's performance lagged behind that of its benchmark.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified group of small-cap companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect a stock's performance, such as
changes   in   a   company'  s   management   or   organizational   structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various sectors and
industries,    supervis
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

ing a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the portfolio's performance?

The U.S. economy slowed throughout the reporting period, slipping into recession during the second half of 2001. As economic activity slowed, earnings and revenues began to decline among a wide range of companies and industries. Disappointing economic news drove most stock prices lower, causing broad market indices, such as the S& P 500 Index and the Dow Jones Industrial Average, to
suffer    declines.

Small-cap stocks fared better on the whole than other segments of the market for a variety of reasons. First, many small-cap stocks offered better prospects for growth at lower valuations than larger cap stocks. In addition, small-cap stocks benefited from declining interest rates, which enabled many small companies to gain affordable access to business capital. These advantages enabled the Russell 2000 Index to post modest gains for the reporting period. However, the smallest stocks in the Russell 2000 Index drove most of these gains, while the portfolio tended to emphasize stocks in the upper end of the Russell 2000 Index's capitalization range. The portfolio' s larger average capitalization size contributed to lower returns than the Russell 2000 Index during the first half of the reporting period, primarily in the consumer, technology and health care areas.

Among consumer-related investments, the portfolio achieved strong returns from stocks such as Dial and Dreyer' s Grand Ice Cream. However, a handful of relatively poor performers, such as Station Casinos and Pacific Sunwear of California, detracted from performance. Similarly, in technology, good performance from some holdings, such as Network Associates and LAM Research, failed to offset losses in others, such as TranSwitch and Netegrity. Returns lagged behind the benchmark in health care as well, where the portfolio suffered disappointments in a variety of companies, including health care information technology provider IDX Systems, generic drug producer Alpharma, and nursing
home    provider    Beverly    Enterprises.


On the other hand, the portfolio delivered better performance than the benchmark during the second half of the reporting period, primarily due to improving results in technology, and good returns from individual investments in the transportation, financial and utility sectors. For example, the portfolio's investment in Newport News Shipbuilding rose when the company became a takeover target in a bidding war. Shares in another holding, IPALCO, climbed when the utility company was acquired.

What is the portfolio's current strategy?

We have continued to maintain the portfolio's disciplined investment approach, which targets the full range of growth- and value-oriented small-cap stocks. At the same time, as of the end of the reporting period we have placed slightly greater emphasis on investments in a variety of cyclical and growth-oriented areas that we believe are likely to benefit from improving U.S. economic prospects. These include energy, materials and processing, technology, and autos and transportation stocks. On the other hand, we have de-emphasized consumer, financial, health care and utilities stocks. Of course, we are prepared to change our strategies and the portfolio' s composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Cap Portfolio Initial shares and Service shares and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 (6.12)%             8.11%            21.34%

SERVICE SHARES                                                                 (6.47)%             8.03%            21.30%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES
FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

December 31, 2001


STATEMENT OF INVESTMENTS
December 31, 2001
COMMON STOCKS--96.8%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.1%

Dendrite International                                                                          325,000  (a)           4,559,750

Schein(Henry)                                                                                   200,000  (a)           7,406,000

Valassis Communications                                                                         275,000  (a)           9,795,500

                                                                                                                      21,761,250

CONSUMER DURABLES--1.2%

Callaway Golf                                                                                   450,000                8,617,500

CONSUMER NON-DURABLES--4.5%

Dial                                                                                            675,000               11,576,250

Dreyer's Grand Ice Cream                                                                        296,600               11,422,066

Tommy Hilfiger                                                                                  600,000  (a)           8,250,000

                                                                                                                      31,248,316

CONSUMER SERVICES--6.5%

Emmis Communications, Cl. A                                                                     385,000  (a)           9,101,400

Mediacom Communications                                                                         525,000  (a)           9,586,500

Meredith                                                                                        285,000               10,160,250

Six Flags                                                                                       515,000  (a)           7,920,700

Station Casinos                                                                                 475,000  (a)           5,315,250

Sun International Hotels                                                                        125,000  (a)           3,168,750

                                                                                                                      45,252,850

ELECTRONIC TECHNOLOGY--10.3%

Aeroflex                                                                                        630,000  (a)          11,925,900

Alpha Industries                                                                                375,000  (a)           8,175,000

Elantec Semiconductor                                                                           300,000  (a)          11,520,000

Exar                                                                                            445,000  (a)           9,278,250

Harris                                                                                          310,000                9,458,100

Plexus                                                                                          350,000  (a)           9,296,000

Robotic Vision Systems                                                                          200,000  (a)             224,000

TranSwitch                                                                                      900,000  (a)           4,050,000

Veeco Instruments                                                                               200,000  (a)           7,210,000

                                                                                                                      71,137,250

ENERGY MINERALS--4.4%

Cabot Oil & Gas, Cl. A                                                                          325,000                7,816,250

EXCO Resources                                                                                   35,400  (a)             594,720

Newpark Resources                                                                               700,000  (a)           5,530,000

Ocean Energy                                                                                    500,000                9,600,000

XTO Energy                                                                                      400,000                7,000,000

                                                                                                                      30,540,970



COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE--16.0%

Annuity and Life Re Holdings                                                                    300,000                7,533,000

Bank United                                                                                     250,000                   25,000

City National                                                                                   225,000               10,541,250

Cullen/Frost Bankers                                                                            280,000                8,646,400

First Midwest Bancorp                                                                           381,250               11,128,687

First Virginia Banks                                                                            200,000               10,152,000

Gallagher (Arthur J.) & Co.                                                                     255,500                8,812,195

Harbor Florida Bancshares                                                                       385,000                6,545,000

Horace Mann Educators                                                                           500,000               10,610,000

Mercury General                                                                                 255,000               11,133,300

Protective Life                                                                                 318,000                9,199,740

RenaissanceRe Holdings                                                                           70,000                6,678,000

Texas Regional Bancshares, Cl. A                                                                165,000                6,245,250

Ventas                                                                                          300,000                3,450,000

                                                                                                                     110,699,822

HEALTH SERVICES--4.7%

Beverly Enterprises                                                                             950,000  (a)           8,170,000

IDX Systems                                                                                     365,000  (a)           4,748,650

Mid Atlantic Medical Services                                                                   400,000  (a)           9,080,000

Renal Care Group                                                                                325,000  (a)          10,432,500

                                                                                                                      32,431,150

HEALTH TECHNOLOGY--1.2%

Alpharma, Cl. A                                                                                 300,000                7,935,000

INDUSTRIAL SERVICES--1.2%

Gardner Denver                                                                                  125,000  (a)           2,790,000

Global Industries                                                                               631,600  (a)           5,621,240

                                                                                                                       8,411,240

NON-ENERGY MINERALS--3.4%

Century Aluminum                                                                                250,000                3,340,000

Minerals Technologies                                                                           225,000               10,494,000

USX-U.S. Steel Group                                                                            550,000                9,960,500

                                                                                                                      23,794,500

PROCESS INDUSTRIES--8.5%

Agrium                                                                                          700,000                7,420,000

Albany International, Cl. A                                                                     400,000                8,680,000

CUNO                                                                                            250,000  (a)           7,625,000

Crown Cork & Seal                                                                             2,500,000  (a)           6,350,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Intertape Polymer Group                                                                         800,000  (a)           6,640,000

OM Group                                                                                        159,000               10,524,210

Packaging Corp of America                                                                       636,000  (a)          11,543,400

                                                                                                                      58,782,610

PRODUCER MANUFACTURING--8.3%

AGCO                                                                                            400,000                6,312,000

Crane                                                                                           365,000                9,358,600

Harsco                                                                                          300,000               10,290,000

MagneTek                                                                                        675,000  (a)           6,081,750

Navistar International                                                                          200,000  (a)           7,900,000

Power-One                                                                                       575,000  (a)           5,985,750

Silgan Holdings                                                                                  45,600  (a)           1,192,896

Terex                                                                                           475,000  (a)           8,331,500

Titan International                                                                             431,000                2,042,940

                                                                                                                      57,495,436

RETAIL TRADE--1.1%

Pacific Sunwear of California                                                                   360,000  (a)           7,351,200

TECHNOLOGY SERVICES--15.5%

Agile Software                                                                                  195,800  (a)           3,371,676

Apria Healthcare Group                                                                          325,000  (a)           8,121,750

EarthLink                                                                                       487,000  (a)           5,926,790

Global Payments                                                                                 335,000               11,524,000

Integrated Circuit Systems                                                                      575,000  (a)          12,989,250

J.D. Edwards & Co.                                                                              550,000  (a)           9,047,500

LifePoint Hospitals                                                                             250,000  (a)           8,510,000

Midway Games                                                                                    490,000  (a)           7,354,900

NDCHealth                                                                                       330,000               11,401,500

Netegrity                                                                                       500,000  (a)           9,680,000

Network Associates                                                                              450,000  (a)          11,632,500

WebEx Communications                                                                            325,000  (a,b)         8,076,250

                                                                                                                     107,636,116

TRANSPORTATION--4.3%

Forward Air                                                                                     320,000  (a)          10,854,400

SkyWest                                                                                         425,000               10,816,250

Swift Transportation                                                                            375,000  (a)           8,066,250

                                                                                                                      29,736,900



COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--2.6%

ALLETE                                                                                          400,000               10,080,000

Vectren                                                                                         335,000                8,033,300

                                                                                                                      18,113,300

TOTAL COMMON STOCKS

   (cost $652,111,726)                                                                                               670,945,410
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   1.67%, 1/3/2002                                                                            3,939,000                3,938,803

   1.66%, 1/10/2002                                                                           3,792,000                3,790,635

   1.69%, 1/24/2002                                                                           4,863,000                4,858,137

   1.88%, 2/21/2002                                                                           9,465,000                9,443,230

   1.71%, 2/28/2002                                                                             615,000                  613,383

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,639,914)                                                                                                 22,644,188
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $674,751,640)                                                            100.1%              693,589,598

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (510,247)

NET ASSETS                                                                                       100.0%              693,079,351

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THIS SECURITY IS ON LOAN. AT DECEMBER 31, 2001, THE TOTAL
MARKET VALUE OF THE PORTFOLIO'S SECURITY ON LOAN IS $2,273,253 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $2,469,933.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           674,751,640   693,589,598

Cash                                                                    520,856

Collateral for securities loaned--Note 1(c)                           2,469,933

Dividends and interest receivable                                       395,331

Receivable for investment securities sold                               184,041

Receivable for shares of Beneficial Interest subscribed                  28,954

Prepaid expenses                                                         58,741

                                                                    697,247,454
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           444,907

Liability for securities loaned--Note 1(c)                            2,469,933

Payable for investment securities purchased                             638,000

Payable for shares of Beneficial Interest redeemed                      567,252

Accrued expenses                                                         48,011

                                                                      4,168,103
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      693,079,351
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     694,153,920

Accumulated undistributed investment income--net                        195,912

Accumulated distributions in excess of net realized
  gain (loss) on investments                                       (20,108,439)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      18,837,958
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      693,079,351

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                        687,283,291      5,796,060

Shares Outstanding                                     19,563,343        165,484
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               35.13         35.02

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends:

  Unaffiliated issuers (net of $5,775 foreign taxes withheld at source)
                                                                     5,093,120

  Affiliated issuers--Note 1(d)                                         21,465

Interest                                                             2,092,388

TOTAL INCOME                                                         7,206,973

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,003,436

Prospectus and shareholders' reports                                    99,966

Trustees' fees and expenses--Note 3(c)                                  56,975

Custodian fees--Note 3(b)                                               52,878

Professional fees                                                       37,551

Loan commitment fees--Note 2                                            13,307

Distribution fees--Note 3(b)                                             4,680

Shareholder servicing costs--Note 3(b)                                   2,580

Registration fees                                                        1,413

Miscellaneous                                                            7,045

TOTAL EXPENSES                                                       5,279,831

INVESTMENT INCOME--NET                                               1,927,142
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                              30,555,776

  Affiliated issuers--Note 1(d)                                     (1,628,213)

NET REALIZED GAIN (LOSS)                                            28,927,563

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                             (75,809,418)

  Affiliated issuers--Note 1(d)                                        643,950

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          (75,165,468)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (46,237,905)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (44,310,763)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001             2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,927,142            3,275,735

Net realized gain (loss) on investments        28,927,563          534,856,048

Net unrealized appreciation
   (depreciation) on investments              (75,165,468)        (362,785,189)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (44,310,763)         175,346,594
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                (2,959,697)          (2,862,140)

Service shares                                    (8,373)                 --

From net realized gain on investments:

Initial shares                               (25,159,846)        (299,491,593)

Service shares                                  (195,957)                 --

In excess of net realized gain on investments:

Initial shares                               (19,971,141)                 --

Service shares                                  (155,550)                 --

TOTAL DIVIDENDS                              (48,450,564)        (302,353,733)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                150,885,018         261,962,770

Service shares                                  6,213,287                500

Dividends reinvested:

Initial shares                                 48,090,684         302,353,733

Service shares                                    359,880                --

Cost of shares redeemed:

Initial shares (b)                          (107,116,384)      (1,044,936,594)

Service shares                                  (662,801)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           97,769,684         (480,619,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,008,357         (607,626,730)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           688,070,994        1,295,697,724

END OF PERIOD                                 693,079,351          688,070,994

Undistributed investment income--net              195,912            1,255,092


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     4,063,447           3,684,605

Shares issued for dividends reinvested          1,396,811           7,830,529

Shares redeemed                                (2,970,538)        (13,974,013)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,489,720          (2,458,879)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       173,412                 12

Shares issued for dividends reinvested             10,511                 --

Shares redeemed                                  (18,451)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     165,472                 12

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B) DURING THE PERIOD ENDED DECEMBER 31, 2000, THE PORTFOLIO DISTRIBUTED TO A REDEEMING SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $817,689,880 ON THE DATE OF REDEMPTION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                      Year Ended December 31,
                                                                --------------------------------------------------------------------

INITIAL SHARES                                                  2001          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           40.30         66.34           53.91           57.14           52.08

Investment Operations:

Investment income--net                                           .11(a)        .17(a)          .04(a)          .04             .07

Net realized and unrealized gain
   (loss) on investments                                       (2.63)         7.16           12.43           (2.21)           8.49

Total from Investment Operations                               (2.52)         7.33           12.47           (2.17)           8.56

Distributions:

Dividends from investment
   income--net                                                  (.17)         (.27)           (.04)           (.00)(b)        (.07)

Dividends from net realized
   gain on investments                                         (1.38)       (33.10)            --            (1.06)          (3.43)

Dividends in excess of net realized
   gain on investments                                         (1.10)          --              --              --              --

Total Distributions                                            (2.65)       (33.37)           (.04)          (1.06)          (3.50)

Net asset value, end of period                                 35.13         40.30           66.34           53.91           57.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (6.12)        13.31           23.15           (3.44)          16.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .79           .78            .78              .77             .78

Ratio of net investment income
   to average net assets                                         .29           .24            .07              .07             .12

Portfolio Turnover Rate                                        84.45         64.99          40.60            75.04           79.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        687,283       688,070      1,295,698        1,246,804       1,274,292

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended December 31,
                                                        -----------------------

SERVICE SHARES                                              2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       40.30          40.30

Investment Operations:

Investment (loss)                                           (.01)(b)        --

Net realized and unrealized gain
   (loss) on investments                                   (2.67)           --

Total from Investment Operations                           (2.68)           --

Distributions:

Dividends from investment income--net                      (.12)            --

Dividends from net realized gain on investments           (1.38)            --

Dividends in excess of net realized gain on investments   (1.10)            --

Total Distributions                                       (2.60)            --

Net asset value, end of period                             35.02           40.30
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (6.47)            --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.11             --

Ratio of investment (loss)
   to average net assets                                    (.02)            --

Portfolio Turnover Rate                                    84.45           64.99
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      5,796               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of the Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national
securities    market,    or    securities    for    which

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $14,603 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 2001:

                                                                        Shares
                                       --------------------------------------------------------------------------

                                       Beginning                                                      End of          Dividend

Name of issuer                         of Period             Purchases            Sales               Period         Income ($)
-----------------------------------------------------------------------------------------------------------------------------------

Titan International                    1,431,000                 --           1,000,000               --((+))         21,465

Torch Offshore                              --((+)(+))        286,500           152,500               --((+))            --

TOTAL                                                                                                                 21,465

((+))  No longer an affiliated issuer as of December 31, 2001.

((+)(+))  Not an affiliated issuer as of December 31, 2000.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $195,912 and unrealized appreciation $1,127,924. In addition, the portfolio had $2,398,405 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $2,968,070 and $45,146,393 and long-term capital gains $45,482,494 and $257,207,340.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $18,252 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $4,680 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $435 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $52,878 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2001, the portfolio incurred total brokerage commissions of $1,302,876, of which $13,056 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    590,798,707          521,778,555

Affiliated issuers                        2,642,118            5,845,646

     TOTAL                              593,440,825          527,624,201

At December 31, 2001, accumulated net unrealized appreciation on investments was
$18,837,958,   consisting  of  $83,643,444  gross  unrealized  appreciation  and
$64,805,486    gross    unrealized    depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP
New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $2.3960 per share as a long-term capital gain distribution paid on December 19, 2001 and also designates $.0790 per share as a long-term capital gain distribution of the $.1510 per share paid on March 27, 2001.

The portfolio also designates 65.55% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus,
and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable
Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Small Cap Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  121AR1201


================================================================================

Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio

ANNUAL REPORT December 31, 2001


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Disciplined Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's total returns were -13.27% for its Initial shares and -13.46% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -11.88%.(2)

The portfolio' s negative returns were primarily the result of the economic slowdown, which created a difficult market environment for most stocks. The portfolio performed slightly worse than its benchmark because of its modest bias toward growth-oriented stocks in an environment that favored value-oriented stocks.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the S& P 500 Index. The portfolio invests in a diversified array of large companies that meet our standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings potential. A team of experienced analysts examines the fundamentals of what we believe are the top candidates. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit
from    gains    and    declines    in    the    overall

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

market by adjusting the percentage of a portfolio's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the industry and sector allocations of the S&P 500 Index. The result has been a
broadly    diversified    portfolio    of    carefully    selected    stocks.

What other factors influenced the portfolio's performance?

The U.S. economy slowed dramatically throughout the reporting period, slipping into recession during the second half of 2001. These conditions caused a wide range of companies to post disappointing earnings and revenues. As expectations for future financial performance declined, stock prices fell across most industry groups and investment styles, driving the S& P 500 Index and the
portfolio    lower    for    the    reporting    period    as    a    whole.

Growth stocks were hit particularly hard by the economic slowdown, performing significantly worse than value stocks during most of the reporting period. These conditions undermined the portfolio' s performance, because the search for earnings momentum led the portfolio to a slight tilt in favor of stocks with growth characteristics. Growth stocks were outperformed by value stocks so that even this slight bias toward growth hurt the portfolio's returns compared to the benchmark.

Among growth stocks, technology was hardest hit. The portfolio benefited by avoiding some of the poorest-performing technology stocks within the S&P 500 Index, such as Lucent and JDS Uniphase. However, returns relative to the benchmark suffered, because the portfolio held a higher percentage of some weak technology stocks such as Cisco Systems, and because of the timing of our investment in Microsoft. The portfolio's relative returns were also hurt by the poor performance of some financial services holdings such as Providian Financial and CIGNA, and by utility holdings such as Calpine. On the other hand, the portfolio' s performance relative to the benchmark was enhanced by strong stock selections in the retail group, including investments in such names as Lowe's Cos., Best Buy, Autozone and Target.


What is the portfolio's current strategy?

As of December 31, 2001, the portfolio held positions in approximately 132 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 27% of the portfolio so that the portfolio's performance was not overly dependent on any one stock but was determined by a large number of securities.

We continue to adhere to our disciplined investment process, which is designed to avoid abrupt changes in investment style and insulate the fund from the dramatic performance gyrations of pure growth or value investments. We also continue to employ our stock selection strategy, which seeks to identify stocks that, in our view, have a favorable combination of valuation and earnings characteristics.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96           (13.27)%             9.24%            11.45%

SERVICE SHARES                                               5/1/96           (13.46)%             9.19%            11.41%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE
PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

December 31, 2001

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.2%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.0%

Anheuser-Busch Cos.                                                                              22,300                1,008,183

Philip Morris Cos.                                                                               57,900                2,654,715

                                                                                                                       3,662,898

CONSUMER CYCLICAL--10.0%

AutoZone                                                                                         10,400  (a)             746,720

BJ's Wholesale Club                                                                               9,200  (a)             405,720

Best Buy                                                                                         20,000  (a)           1,489,600

Costco Wholesale                                                                                 29,500  (a)           1,309,210

Home Depot                                                                                       57,100                2,912,671

Johnson Controls                                                                                 13,600                1,098,200

Kohl's                                                                                           20,700  (a)           1,458,108

Lowe's Cos.                                                                                      44,000                2,042,040

Target                                                                                           40,500                1,662,525

Wal-Mart Stores                                                                                  85,700                4,932,035

                                                                                                                      18,056,829

CONSUMER STAPLES--6.3%

Archer-Daniels-Midland                                                                           32,805                  470,752

Avon Products                                                                                    17,000                  790,500

Estee Lauder Cos., Cl. A                                                                         12,200                  391,132

Fortune Brands                                                                                   11,200                  443,408

General Mills                                                                                    21,400                1,113,014

Hershey Foods                                                                                     8,500                  575,450

Kimberly-Clark                                                                                   14,300                  855,140

Kraft Foods, Cl. A                                                                               23,200                  789,496

PepsiCo                                                                                          51,430                2,504,127

Procter & Gamble                                                                                 36,060                2,853,428

Wrigley, (Wm.) Jr.                                                                               11,400                  585,618

                                                                                                                      11,372,065

ENERGY RELATED--7.7%

Anadarko Petroleum                                                                               15,500                  881,175

BP, ADS                                                                                          10,500                  488,355

ChevronTexaco                                                                                    27,928                2,502,628

El Paso                                                                                          36,839                1,643,388

Exxon Mobil                                                                                     117,930                4,634,649

Kerr-McGee                                                                                       12,470                  683,356


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Noble Drilling                                                                                   15,800  (a)             537,832

Phillips Petroleum                                                                               18,900                1,138,914

Public Service Enterprise Group                                                                  14,500                  611,755

Transocean Sedco Forex                                                                           22,800                  771,096

                                                                                                                      13,893,148

HEALTH CARE--14.3%

Abbott Laboratories                                                                              38,300                2,135,225

American Home Products                                                                           37,900                2,325,544

AmerisourceBergen                                                                                23,300                1,480,715

Amgen                                                                                            22,600  (a)           1,275,544

Baxter International                                                                             19,400                1,040,422

Bristol-Myers Squibb                                                                             23,300                1,188,300

Elan, ADS                                                                                        11,400  (a)             513,684

Forest Laboratories                                                                               8,800  (a)             721,160

Genentech                                                                                        11,000  (a)             596,750

King Pharmaceuticals                                                                             19,900  (a)             838,387

Lilly (Eli) & Co.                                                                                16,799                1,319,393

Medtronic                                                                                        17,500                  896,175

Novartis, ADR                                                                                    14,830                  541,295

Pfizer                                                                                          144,262                5,748,841

Pharmacia                                                                                        43,300                1,846,745

Quest Diagnostics                                                                                15,000  (a)           1,075,650

Tenet Healthcare                                                                                 13,600  (a)             798,592

UnitedHealth Group                                                                               12,400                  877,548

Waters                                                                                           13,300  (a)             515,375

                                                                                                                      25,735,345

INTEREST SENSITIVE--22.0%

ACE                                                                                              17,600                  706,640

Ambac Financial Group                                                                            13,575                  785,449

American International Group                                                                     44,901                3,565,139

BB&T                                                                                             12,800                  462,208

Bank of America                                                                                  49,400                3,109,730

Charter One Financial                                                                            24,535                  666,125

Citigroup                                                                                       117,366                5,924,636

Equity Office Properties Trust                                                                   12,500                  376,000

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fannie Mae                                                                                       36,800                2,925,600

FleetBoston Financial                                                                            32,100                1,171,650

Freddie Mac                                                                                       8,300                  542,820

General Electric                                                                                161,250                6,462,900

Goldman Sachs Group                                                                               7,900                  732,725

Hartford Financial Services Group                                                                16,200                1,017,846

Jefferson-Pilot                                                                                  10,030                  464,088

John Hancock Financial Services                                                                  22,800                  941,640

Lehman Brothers Holdings                                                                         13,300                  888,440

MBNA                                                                                             52,550                1,849,760

MGIC Investment                                                                                  10,200                  629,544

Merrill Lynch                                                                                    14,200                  740,104

Morgan Stanley Dean Witter & Co.                                                                  8,800                  492,272

St. Paul Cos.                                                                                    15,500                  681,535

SouthTrust                                                                                       21,400                  527,938

U.S. Bancorp                                                                                     36,142                  756,452

Wachovia                                                                                         40,800                1,279,488

Washington Mutual                                                                                57,700                1,886,790

                                                                                                                      39,587,519

PRODUCER GOODS--8.1%

Air Products & Chemicals                                                                         19,690                  923,658

Alcoa                                                                                            22,600                  803,430

American Standard Cos.                                                                            5,500  (a)             375,265

Canadian National Railway                                                                        12,300                  593,844

Caterpillar                                                                                      12,500                  653,125

Dow Chemical                                                                                     24,700                  834,366

General Dynamics                                                                                  8,800                  700,832

International Paper                                                                              19,400                  782,790

Lockheed Martin                                                                                  25,800                1,204,086

Minnesota Mining & Manufacturing                                                                 11,600                1,371,236

Norfolk Southern                                                                                 18,600                  340,938

Tyco International                                                                               61,200                3,604,680

United Parcel Service, Cl. B                                                                     12,800                  697,600

United Technologies                                                                              15,800                1,021,154

Westvaco                                                                                         22,700                  645,815

                                                                                                                      14,552,819


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.1%

AOL Time Warner                                                                                 107,000  (a)           3,434,700

AT&T Wireless Services                                                                           33,700  (a)             484,269

Comcast, Cl. A (Special)                                                                         25,600  (a)             921,600

Electronic Data Systems                                                                          20,700                1,418,985

First Data                                                                                       15,900                1,247,355

Omnicom Group                                                                                    12,800                1,143,680

Viacom, Cl. B                                                                                    42,426  (a)           1,873,108

Western Wireless, Cl. A                                                                          16,200  (a)             457,650

                                                                                                                      10,981,347

TECHNOLOGY--16.8%

Altera                                                                                           22,000  (a)             466,840

Amdocs                                                                                           18,600  (a)             631,842

Analog Devices                                                                                   16,600  (a)             736,874

Celestica                                                                                        13,800  (a)             557,382

Cisco Systems                                                                                   108,700  (a)           1,968,557

Dell Computer                                                                                    76,400  (a)           2,076,552

EMC                                                                                              38,800  (a)             521,472

Harris                                                                                           17,990                  548,875

Intel                                                                                           123,700                3,890,365

International Business Machines                                                                  35,300                4,269,888

Intuit                                                                                           13,300  (a)             568,708

Lexmark International                                                                            15,800  (a)             932,200

Linear Technology                                                                                15,700                  612,928

Maxim Integrated Products                                                                        13,000  (a)             682,630

Microsoft                                                                                       101,700  (a)           6,739,659

Nokia, ADR                                                                                       31,100                  762,883

Oracle                                                                                           94,100  (a)           1,299,521

QUALCOMM                                                                                         17,800  (a)             898,900

SPX                                                                                               4,800  (a)             657,120

Semtech                                                                                          12,900  (a)             460,401

Tech Data                                                                                        16,100  (a)             696,808

Vishay Intertechnology                                                                           16,000  (a)             312,000

                                                                                                                      30,292,405

UTILITIES--5.9%

BellSouth                                                                                        20,300                  774,445

Calpine                                                                                          30,700  (a)             515,453

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Exelon                                                                                           21,800                1,043,784

FirstEnergy                                                                                      20,500                  717,090

PPL                                                                                              17,900                  623,815

SBC Communications                                                                               69,126                2,707,665

Telefonos de Mexico, Cl. L, ADR                                                                  19,100                  668,882

Verizon Communications                                                                           52,800                2,505,888

WorldCom - WorldCom Group                                                                        77,875  (a)           1,096,480

                                                                                                                      10,653,502

TOTAL COMMON STOCKS

   (cost $151,451,865)                                                                                               178,787,877
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal

SHORT-TERM INVESTMENTS--.8%                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,

  Tri-Party Repurchase Agreement, 1.65%, dated

  12/31/2001, due 1/2/2002, in the amount of

  $1,540,141 (fully collateralized by

  various U.S. Government and Agencies

  Securities, value $1,574,688)

   (cost $1,540,000)                                                                         1,540,000                 1,540,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $152,991,865)                                                            100.0%              180,327,877

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.0%)                 (39,359)

NET ASSETS                                                                                       100.0%              180,288,518

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                             152,991,865   180,327,877

Cash                                                                     16,939

Dividends and interest receivable                                       175,080

Prepaid expenses                                                          2,272

                                                                    180,522,168
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,609

Payable for shares of Beneficial Interest redeemed                       77,042

Accrued expenses                                                         31,999

                                                                        233,650
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      180,288,518
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     178,092,672

Accumulated undistributed investment income--net                          7,713

Accumulated net realized gain (loss) on investments                 (25,147,879)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     27,336,012
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      180,288,518

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      172,359,588       7,928,930

Shares Outstanding                                    8,250,458         380,069
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             20.89           20.86

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,121 foreign taxes withheld at source)      2,276,237

Interest                                                                74,671

TOTAL INCOME                                                         2,350,908

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,454,807

Custodian fees--Note 3(b)                                               38,527

Professional fees                                                       31,859

Prospectus and shareholders' reports                                    30,837

Trustees' fees and expenses--Note 3(c)                                  16,167

Distribution fees--Note 3(b)                                             8,012

Loan commitment fees--Note 2                                             2,991

Registration fees                                                        1,934

Shareholder servicing costs--Note 3(b)                                   1,288

Miscellaneous                                                            2,647

TOTAL EXPENSES                                                       1,589,069

Less--waiver of fees due to undertaking--Note 3(a)                      (4,152)

NET EXPENSES                                                         1,584,917

INVESTMENT INCOME--NET                                                 765,991
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (20,163,175)

Net unrealized appreciation (depreciation) on investments         (10,301,424)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (30,464,599)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (29,698,608)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            765,991             481,439

Net realized gain (loss) on investments      (20,163,175)          (2,531,684)

Net unrealized appreciation (depreciation)
   on investments                            (10,301,424)         (20,142,287)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (29,698,608)         (22,192,532)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (744,095)            (479,515)

Service shares                                   (26,538)                   --

Net realized gain on investments:

Initial shares                                         --          (1,947,057)

TOTAL DIVIDENDS                                 (770,633)          (2,426,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 14,196,557          56,660,608

Service shares                                  8,544,061                 500

Dividends reinvested:

Initial shares                                    744,095           2,426,572

Service shares                                     26,538                  --

Cost of shares redeemed:

Initial shares                               (35,194,818)         (25,844,096)

Service shares                                  (478,946)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (12,162,513)          33,243,584

TOTAL INCREASE (DECREASE) IN NET ASSETS      (42,631,754)           8,624,480
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           222,920,272         214,295,792

END OF PERIOD                                 180,288,518         222,920,272

Undistributed investment income--net                7,713              19,966

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       636,651           2,131,970

Shares issued for dividends reinvested             35,695             100,848

Shares redeemed                                (1,639,152)           (975,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (966,806)          1,257,280
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       400,788                  21

Shares issued for dividends reinvested              1,275                  --

Shares redeemed                                   (22,015)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     380,048                  21

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                          Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                  2001          2000            1999           1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           24.19         26.92           22.95          18.30           14.79

Investment Operations:

Investment income--net                                           .09(a)        .06(a)          .11(a)         .08             .08

Net realized and unrealized gain (loss)
   on investments                                              (3.30)        (2.53)           4.12           4.80            4.53

Total from Investment Operations                               (3.21)        (2.47)           4.23           4.88            4.61

Distributions:

Dividends from investment income--net                           (.09)         (.05)           (.10)          (.09)           (.08)

Dividends from net realized gain
   on investments                                                 --          (.21)           (.16)          (.14)          (1.02)

Total Distributions                                             (.09)         (.26)           (.26)          (.23)          (1.10)

Net asset value, end of period                                 20.89         24.19           26.92          22.95           18.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (13.27)        (9.14)          18.45          26.72           31.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .81           .81             .81            .88            1.02

Ratio of net investment income
   to average net assets                                         .40           .21             .45            .53             .68

Portfolio Turnover Rate                                        48.22         51.44           48.95          56.28           79.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        172,360       222,920         214,296        140,897          53,317

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended December 31,
                                                    ----------------------------

SERVICE SHARES                                             2001          2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       24.19         24.19

Investment Operations:

Investment income--net                                       .05(b)         --

Net realized and unrealized gain (loss)
   on investments                                          (3.30)           --

Total from Investment Operations                           (3.25)           --

Distributions:

Dividends from investment income--net                       (.08)           --

Net asset value, end of period                             20.86         24.19
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (13.46)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.00            --

Ratio of net investment income
   to average net assets                                     .26            --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             .13            --

Portfolio Turnover Rate                                    48.22         51.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      7,929             1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are pri
                                                                   The Portfolio


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

marily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain,  if  any,  are  normally declared and paid annually, but the portfolio may
make    distributions    on    a    more    frequent

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,713, accumulated capital losses $21,752,976 and unrealized appreciation $25,809,697. In addition, the portfolio had $1,868,588 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $21,752,976 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $770,633 and $479,515 and long-term capital gains $0 and $1,947,057.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $7,611, increased accumulated net realized gain (loss) on investments by $6,412 and increased paid-in capital by $1,199. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $4,152, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $8,012 pursuant to the Plan.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

portfolio. During the period ended December 31, 2001, the portfolio was charged $169 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $38,527 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2001, the portfolio incurred total brokerage commissions of $257,496, of which $2,936 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $93,069,130 and $108,063,556, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$27,336,012,   consisting  of  $33,280,320  gross  unrealized  appreciation  and
$5,944,308 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the funds comprising Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and
General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  150AR1201


================================================================================

Dreyfus Variable
Investment Fund,
Small Company
Stock Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the small-cap sector of the U.S. stock market posted negative returns, led lower by
persistent   declines   among   technology   and   telecommunications   stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced a total return of -1.53% for its Initial shares and -1.86% for its Service shares.(1) This compares with a total return of 1.22% for the portfolio's benchmark, the Russell 2500 Index, for the same time period.(2)

We attribute the market and portfolio's performance to slowing U.S. economic growth, which led to declining corporate profits and lower stock prices during the reporting period. The portfolio's performance closely tracked that of its benchmark for most of the reporting period. However, the portfolio's relative performance suffered during October, November and December 2001 as a result of its emphasis on value-oriented investments at a time when growth-oriented investments were gaining ground.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Index. To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, including those purchased in initial public offerings, whose market values generally range between $500 million and $5 billion at the time of purchase. Since the portfolio can continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings can have market capitalizations in excess of $5 billion at any given time. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its intrinsic worth. The second is rela

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tive growth, or how a company' s profit growth compares to that of other companies in its industry. The third factor is relative financial strength, which examines financial attributes, such as the debt level of a company.

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive securities in the model. Finally, we use portfolio construction techniques to manage sector and industry risks similar to that of the Russell 2500 Index. By way of example only, if the Russell 2500 Index has a 10% weighting in a particular sector, typically about 10% of the portfolio's assets would also normally be invested in that sector.

What other factors influenced the portfolio's performance?

The U.S. economy slowed throughout the reporting period, slipping into recession during the first quarter of 2001. During most of the reporting period, our investment discipline identified more attractive investment opportunities in stocks with value characteristics than with growth characteristics. As a result, the portfolio generally performed as well as its benchmark at times when value-style investments were in favor, and underperformed its benchmark when
growth-style    investments    were    on    the    rise.

The portfolio received particularly good results from its investments in health care companies such as Genzyme, which can present investment opportunities in the economy's ups and downs. The portfolio also benefited from select values in technology such as Internet security provider SonicWALL; in clothing and apparel producers such as Chico's FAS; in retail-related companies such as the Pep Boys; and in low- to mid-priced housing manufacturers such as Clayton Homes.

On the other hand, the portfolio was hurt by weakness in energy and utility companies, which saw customer demand and oil prices decline as the economy slowed. Financial difficulties within a couple of the utility group's most prominent players further undermined the entire group's stock valuations. In
addition,    the    portfolio'   s    results    were

adversely affected by its relatively light exposure to real estate investment trusts, an area that performed well during the reporting period. A number of
computer    software    holdings    also    performed    poorly.

What is the portfolio's current strategy?

As of the end of the reporting period, we have continued to emphasize value-oriented companies that have demonstrated an ability to grow their earnings consistently over time. While we have positioned the portfolio to weather potential volatility over the near term, we remain watchful for longer term opportunities in small and midsize companies that we believe are likely to benefit when the economy begins to recover.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Company Stock Portfolio Initial shares and Service shares and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96            (1.53)%             6.24%             7.05%

SERVICE SHARES                                               5/1/96            (1.86)%             6.17%             6.99%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.8%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.3%

Constellation Brands, Cl. A                                                                       4,800  (a)             205,680

R.J. Reynolds Tobacco Holdings                                                                    4,500                  253,350

                                                                                                                         459,030

CONSUMER CYCLICAL--9.2%

BJ's Wholesale Club                                                                               5,730  (a)             252,693

Brinker International                                                                             4,750  (a)             141,360

CDW Computer Centers                                                                              3,400  (a)             182,614

Chico's FAS                                                                                       6,800  (a)             269,960

Darden Restaurants                                                                                5,200                  184,080

Ethan Allen Interiors                                                                             6,400                  266,176

Family Dollar Stores                                                                              5,600                  167,888

International Game Technology                                                                     5,200  (a)             355,160

Liz Claiborne                                                                                     4,000                  199,000

Michaels Stores                                                                                   8,200  (a)             270,190

Mohawk Industries                                                                                 2,400  (a)             131,712

Office Depot                                                                                     22,700  (a)             420,858

Pep Boys--Manny, Moe & Jack                                                                      14,000                  240,100

Starwood Hotels & Resorts Worldwide                                                               5,200                  155,220

                                                                                                                       3,237,011

CONSUMER STAPLES--3.0%

Dean Foods                                                                                        4,017  (a)             273,959

McCormick                                                                                         4,200                  176,274

Pepsi Bottling Group                                                                              4,200                   98,700

SUPERVALU                                                                                        13,969                  308,994

Tyson Foods, Cl. A                                                                               16,400                  189,420

                                                                                                                       1,047,347

ENERGY--8.2%

BJ Services                                                                                       7,700  (a)             249,865

CMS Energy                                                                                        7,400                  177,822

Equitable Resources                                                                               5,900                  201,013

Helmerich & Payne                                                                                 6,300                  210,294

Kinder Morgan                                                                                     3,075                  171,247

Murphy Oil                                                                                        2,900                  243,716

Newfield Exploration                                                                              5,500  (a)             195,305

NiSource                                                                                          8,800                  202,928


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Affiliates                                                                                  4,200                  148,218

Noble Drilling                                                                                    7,200  (a)             245,088

Ocean Energy                                                                                      7,100                  136,320

Precision Drilling                                                                                4,800  (a)             123,936

Smith International                                                                               4,400  (a)             235,928

Tidewater                                                                                         4,500                  152,550

Ultramar Diamond Shamrock                                                                         4,000                  197,920

                                                                                                                       2,892,150

HEALTH CARE--14.1%

AmerisourceBergen                                                                                 7,380                  468,999

Andrx Group                                                                                       2,600  (a)             183,066

Beckman Coulter                                                                                   5,500                  243,650

Biovail                                                                                           4,000  (a)             225,000

Caremark Rx                                                                                      11,100  (a)             181,041

Edwards Lifesciences                                                                              9,400  (a)             259,722

Enzon                                                                                             2,900  (a)             163,212

First Health Group                                                                                8,200  (a)             202,868

Genzyme                                                                                           7,600  (a)             454,936

Health Management Associates, Cl. A                                                               9,500  (a)             174,800

IDEC Pharmaceuticals                                                                              5,800  (a)             399,794

IDEXX Laboratories                                                                                7,200  (a)             205,272

IVAX                                                                                             13,900  (a)             279,946

Laboratory Corporation of America Holdings                                                        3,200  (a)             258,720

Lincare Holdings                                                                                 12,800  (a)             366,720

Orthodontic Centers of America                                                                   10,000  (a)             305,000

St. Jude Medical                                                                                  2,900  (a)             225,185

Waters                                                                                            9,700  (a)             375,875

                                                                                                                       4,973,806

INTEREST SENSITIVE--18.5%

A. G. Edwards                                                                                     4,210                  185,956

Allied Capital                                                                                    8,300                  215,800

Ambac Financial Group                                                                             4,800                  277,728

Archstone-Smith Trust                                                                             6,300                  165,690

Arthur J. Gallagher                                                                               8,400                  289,716

Banknorth Group                                                                                  11,800                  265,736

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Charter One Financial                                                                            10,473                  284,342

City National                                                                                     6,700                  313,895

Dime Bancorp                                                                                      6,700                  241,736

First Tennessee National                                                                          6,600                  239,316

Golden State Bancorp                                                                              6,600                  172,590

GreenPoint Financial                                                                              6,900                  246,675

H & R Block                                                                                       9,000                  402,300

Investment Technology Group                                                                       4,396  (a)             171,752

M&T Bank                                                                                          4,290                  312,527

Mack-Cali Realty                                                                                  4,500                  139,590

Marshall & Ilsley                                                                                 5,000                  316,400

North Fork Bancorporation                                                                        10,800                  345,492

Old Republic International                                                                        9,900                  277,299

Principal Financial Group                                                                         5,540  (a)             132,960

Radian Group                                                                                      9,832                  422,284

RenaissanceRe Holdings                                                                            2,100                  200,340

TCF Financial                                                                                     7,800                  374,244

Waddell & Reed Financial, Cl. A                                                                   6,250                  201,250

Washington Federal                                                                                5,400                  139,212

Wilmington Trust                                                                                  3,400                  215,254

                                                                                                                       6,550,084

INTERNET--.9%

E Trade Group                                                                                    15,300  (a)             156,825

SonicWALL                                                                                         7,900  (a)             153,576

                                                                                                                         310,401

PRODUCER GOODS--10.4%

American Standard                                                                                 4,520  (a)             308,400

Arch Coal                                                                                         5,900                  133,930

Bowater                                                                                           2,200                  104,940

CNF                                                                                               6,000                  201,300

CSX                                                                                               6,800                  238,340

Cabot                                                                                             5,200                  185,640

Clayton Homes                                                                                    13,200                  225,720

Engelhard                                                                                         7,200                  199,296

GATX                                                                                              3,900                  126,828


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Genuine Parts                                                                                     7,800                  286,260

ITT Industries                                                                                    4,400                  222,200

Jacobs Engineering Group                                                                          4,800  (a)             316,800

Lubrizol                                                                                          5,400                  189,486

Lyondell Chemical                                                                                13,900                  199,187

Packaging Corp of America                                                                         7,500  (a)             136,125

Plum Creek Timber                                                                                 7,000                  198,450

Sigma-Aldrich                                                                                     4,200                  165,522

Teekay Shipping                                                                                   3,200                  111,520

Terex                                                                                             7,600  (a)             133,304

                                                                                                                       3,683,248

SERVICES--10.2%

Affiliated Computer Services, Cl. A                                                               2,700  (a)             286,551

CSG Systems International                                                                         6,100  (a)             246,745

Catalina Marketing                                                                                3,000  (a)             104,100

Charter Communications, Cl. A                                                                     6,900  (a)             113,367

Convergys                                                                                         3,900  (a)             146,211

DST Systems                                                                                       2,800  (a)             139,580

E.W. Scripps, Cl. A                                                                               1,800                  118,800

Hispanic Broadcasting                                                                             7,000  (a)             178,500

Jack Henry & Associates                                                                           6,900                  150,696

Knight-Ridder                                                                                     2,800                  181,804

R.R. Donnelley & Sons                                                                             6,700                  198,923

Republic Services                                                                                12,700  (a)             253,619

Robert Half International                                                                         9,400  (a)             250,980

Ryder System                                                                                      8,500                  188,275

SunGard Data Systems                                                                             12,900  (a)             373,197

Telephone and Data Systems                                                                        2,800                  251,300

Viad                                                                                              6,500                  153,920

Westwood One                                                                                      8,900  (a)             267,445

                                                                                                                       3,604,013

TECHNOLOGY--17.0%

Autodesk                                                                                          5,400                  201,258

Avaya                                                                                            19,300  (a)             234,495

Avnet                                                                                            11,400                  290,358

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cadence Design Systems                                                                           12,000  (a)             263,040

Diebold                                                                                           5,800                  234,552

Electronic Arts                                                                                   5,700  (a)             341,715

Electronics For Imaging                                                                           9,000  (a)             200,790

Harris                                                                                            6,200                  189,162

L-3 Communications Holdings                                                                       2,900  (a)             261,000

Macrovision                                                                                       5,400  (a)             190,188

McData, Cl. A                                                                                     5,000  (a)             122,500

Microchip Technology                                                                              8,250  (a)             319,605

NVIDIA                                                                                            5,400  (a)             361,260

Network Associates                                                                                6,800  (a)             175,780

Peregrine Systems                                                                                11,900  (a)             176,477

Plantronics                                                                                       7,600  (a)             194,864

Polycom                                                                                           5,300  (a)             182,320

RF Micro Devices                                                                                  8,700  (a)             167,301

RSA Security                                                                                     18,100  (a)             316,026

Reynolds & Reynolds, Cl. A                                                                        4,100                   99,425

SPX                                                                                               2,500  (a)             342,250

Semtech                                                                                           8,000  (a)             285,520

Sybase                                                                                           13,700  (a)             215,912

Symantec                                                                                          3,200  (a)             212,256

Symbol Technologies                                                                               5,900                  93,692

Vignette                                                                                         35,500  (a)             190,635

Vishay Intertechnology                                                                            6,700  (a)             130,650

                                                                                                                       5,993,031

UTILITIES--4.0%

Allegheny Energy                                                                                  8,200                  297,004

Ameren                                                                                            6,900                  291,870

Broadwing                                                                                        10,000  (a)              95,000

Calpine                                                                                          13,500  (a)             226,665

Energy East                                                                                       9,100                  172,809

TECO Energy                                                                                      12,100                  317,503

                                                                                                                       1,400,851

TOTAL COMMON STOCKS

   (cost $27,147,322)                                                                                                 34,150,972


                                                                                              Principal

SHORT-TERM INVESTMENTS--3.3%                                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.65% dated 12/31/2001, due 1/2/2002 in the

  amount of $1,180,108 (fully collateralized by

  $1,145,000 Federal Home Loan Bank Bonds, 5.125%,

  1/13/2003, value $1,204,227)

   (cost $1,180,000)                                                                          1,180,000                1,180,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,327,322)                                                             100.1%               35,330,972

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (45,821)

NET ASSETS                                                                                       100.0%               35,285,151

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              28,327,322    35,330,972

Cash                                                                      38,250

Dividends and interest receivable                                         18,859

Prepaid expenses                                                             927

                                                                      35,389,008
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            22,317

Payable for shares of Beneficial Interest redeemed                       43,793

Accrued expenses                                                         37,747

                                                                        103,857
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,285,151
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,452,746

Accumulated undistributed investment income--net                         37,106

Accumulated net realized gain (loss) on investments                 (2,208,351)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      7,003,650
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,285,151

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         33,341,402     1,943,749

Shares Outstanding                                      1,874,093       109,613
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               17.79         17.73

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         361,941

Interest                                                                42,578

TOTAL INCOME                                                           404,519

EXPENSES:

Investment advisory fee--Note 3(a)                                     255,675

Prospectus and shareholders' reports                                    49,338

Auditing fees                                                           27,264

Custodian fees--Note 3(b)                                               11,432

Trustees' fees and expenses--Note 3(c)                                   2,788

Distribution fees--Note 3(b)                                             1,969

Legal fees                                                               1,648

Loan commitment fees--Note 2                                               500

Registration fees                                                          481

Shareholder servicing costs--Note 3(b)                                     421

Miscellaneous                                                            1,017

TOTAL EXPENSES                                                         352,533

INVESTMENT INCOME--NET                                                  51,986
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,467,056)

Net unrealized appreciation (depreciation) on investments              761,355

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (705,701)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (653,715)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001               2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             51,986                32,196

Net realized gain (loss) on investments        (1,467,056)            2,157,991

Net unrealized appreciation (depreciation)
   on investments                                 761,355               437,649

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (653,715)            2,627,836
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (23,697)             (63,374)

Service shares                                      (118)                 --

TOTAL DIVIDENDS                                  (23,815)             (63,374)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  3,896,241           8,573,574

Service shares                                  1,911,158                 500

Dividends reinvested:

Initial shares                                     23,697              63,374

Service shares                                        118                  --

Cost of shares redeemed:

Initial shares                                 (5,784,642)         (7,775,220)

Service shares                                    (40,473)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                 6,099             862,228

TOTAL INCREASE (DECREASE) IN NET ASSETS          (671,431)          3,426,690
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,956,582           32,529,892

END OF PERIOD                                  35,285,151           35,956,582

Undistributed investment income--net               37,106               56,862


                                                     Year Ended December 31,
                                                --------------------------------

                                                     2001               2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       225,159             474,758

Shares issued for dividends reinvested              1,447               3,515

Shares redeemed                                  (341,776)           (438,262)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (115,170)             40,011
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       111,803                 28

Shares issued for dividends reinvested                  7                 --

Shares redeemed                                   (2,225)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     109,585                 28

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                           Year Ended December 31,
                                                                -------------------------------------------------------------------

INITIAL SHARES                                                  2001          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           18.08         16.69           15.09           16.13           13.52

Investment Operations:

Investment income--net                                           .03(a)        .02(a)          .04(a)          .04             .05

Net realized and unrealized gain (loss)
   on investments                                               (.31)         1.40            1.56            (.99)           2.89

Total from Investment Operations                                (.28)         1.42            1.60            (.95)           2.94

Distributions:

Dividends from investment income--net                           (.01)         (.03)            --             (.04)           (.04)

Dividends from net realized gain
   on investments                                                 --            --             --             (.05)           (.29)

Total Distributions                                             (.01)         (.03)            --             (.09)           (.33)

Net asset value, end of period                                 17.79         18.08           16.69           15.09           16.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (1.53)         8.53           10.60           (5.97)          21.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.03           .93             .97             .98            1.12

Ratio of net investment income
   to average net assets                                         .16           .09             .24             .26             .53

Portfolio Turnover Rate                                        60.40         84.47           47.01           45.09           34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         33,341        35,956          32,530          34,857          28,154

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended December 31,
                                                        -----------------------

SERVICE SHARES                                              2001         2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       18.08           18.08

Investment Operations:

Investment (loss)                                           (.03)(b)         --

Net realized and unrealized gain (loss)
   on investments                                           (.31)            --

Total from Investment Operations                            (.34)            --

Distributions:

Dividends from investment income--net                       (.01)            --

Net asset value, end of period                             17.73           18.08
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (1.86)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.39             --

Ratio of investment (loss)
   to average net assets                                    (.18)            --

Portfolio Turnover Rate                                    60.40           84.47
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      1,944               1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $284 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $37,106, accumulated capital losses $1,872,739 and unrealized appreciation $6,901,720. In addition, the portfolio had $233,682 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $599,155 of the carryover expires in fiscal 2007 and $1,273,584 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $23,815 and $63,374.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $47,927, increased accumulated net realized gain (loss) on investments by $56,445 and decreased paid-in capital by $8,518. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $1,969 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $371 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $11,432 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $21,061,595 and $20,094,597, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$7,003,650,   consisting   of   $8,171,851  gross  unrealized  appreciation  and
$1,168,201 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the funds comprising the Dreyfus Variable Investment
Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP
New York, New York

February 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)


For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for
the    corporate    dividends    received    deduction.


BOARD MEMBERS INFORMATION (Unaudited)

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  151AR1201


================================================================================

Dreyfus Variable
Investment Fund,
International Value Portfolio

ANNUAL REPORT December 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                  International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We   present   this   annual  report  for  Dreyfus  Variable  Investment  Fund,
International Value Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sandor Cseh.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent
declines    among    technology    and    telecommunications    stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced a total return of -13.22% for its Initial shares and -13.07% for its Service shares.(1) This compares with a -21.44% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE Index") Index, for the same period.(2 )

We attribute the portfolio and market's performance to difficult economic and market conditions worldwide. While negative returns are always disappointing, we are pleased that the portfolio outperformed its benchmark, largely because of the value style' s continued return to favor among investors. In addition, successful choices in country allocation, as well as industry group and stock
selection,    aided    the    portfolio'   s    performance.

What is the portfolio's investment approach?

We invest in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Should a stock fall out of general market favor, creating what we perceive to be a buying opportunity, we typically would look to purchase the security at the depressed price, hoping to profit if and when perceptions change and the stock reverts to
a    historic    norm.

When putting the value approach to work, the portfolio generally employs a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI EAFE Index. We make a base-line determination by the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this
proportion,     The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. Typically, after approximately 80-90% of purchase candidates are eliminated, analysts perform extensive fundamental research and, when they deem appropriate, conduct on-site visits to determine which securities we will buy for the portfolio. Stocks in the portfolio are typically sold when they reach a price at which we no longer consider them to hold attractive value, or when our analysts determine that changes in market perceptions that we had
anticipated    probably    will    not    occur.

What other factors influenced the portfolio's performance?

Throughout the reporting period and across the globe, value stocks produced better returns than growth stocks. During a time of pronounced uncertainty and continued weakness, investors looked favorably on relatively conservative and defensive  holdings,  including  many  of the value-oriented stocks in which the portfolio invests. Conversely, our disciplined approach led us to avoid growth-oriented investments in technology and telecommunications, areas that
ranked    among    the    global    markets'    weakest.

In addition, the September 11 terrorist attacks created economic repercussions that spread well beyond the United States. Employment cutbacks, travel disruptions and reduced capital spending affected companies in Europe, Japan and the emerging market countries. Fortunately, we avoided the steep declines in markets that rely heavily on the telecommunications industry group, such as Finland and Sweden. However, Japan remained mired in recession, putting pressure
on    corporate    earnings   and   the   portfolio'  s   investments   there.

The strength of the U.S. dollar also adversely affected the portfolio's performance. Because we do not hedge the portfolio's currency exposure, declines in the value of foreign currencies led directly to lower returns in U.S. dollar terms.


What is the portfolio's current strategy?

Although we made occasional adjustments to our country allocation strategy, as of December 31, 2001, those allocations remained reasonably close to a neutral position as represented by the MSCI EAFE Index. Our exposures to Japan, France and the United Kingdom were slightly below those of the MSCI EAFE Index, while our holdings in the Netherlands, Singapore and Spain were slightly higher. Our emerging market holdings continued to be limited. We also held a modest cash
position,    representing    roughly   5%   of   the   portfolio'  s   assets.

We recently added to the portfolio's investments in health care companies, when general industry weakness created what we consider to be value-oriented opportunities in specific stocks. We also found stocks in the raw material, consumer staple and utility industry groups to be reasonably valued, and our holdings in these defensive sectors ended the year slightly above the benchmark's positions. On the other hand, weak financial markets put pressure on many bank and brokerage stocks, and we have selectively reduced our exposure to the financial services sector. We have also continued to limit the portfolio's
investments   in   the   technology  and  telecommunications  industry  groups.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                               5/1/96           (13.22)%             4.78%             4.82%

SERVICE SHARES                                               5/1/96           (13.07)%             4.81%             4.85%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO ON 5/1/96 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE.





THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.4%

National Australia Bank                                                                          21,374                  347,638

Santos                                                                                           66,400                  210,163

                                                                                                                         557,801

BELGIUM--2.8%

Dexia                                                                                            19,150                  275,747

Dexia (Strips)                                                                                   16,650  (a)                 148

Fortis                                                                                           14,470                  376,078

                                                                                                                         651,973

BRAZIL--1.1%

Petroleo Brasileiro, ADR                                                                          4,860                  108,038

Petroleo Brasileiro, ADR (Pfd Block)                                                              1,100                   25,630

Telecomunicacoes Brasileiras, ADR (Pfd Block)                                                     3,080                  123,200

                                                                                                                         256,868

FINLAND--1.1%

Kesko, Cl. B                                                                                     13,200                  121,222

Sampo, Cl. A                                                                                     19,450                  150,179

                                                                                                                         271,401

FRANCE--7.9%

Air France                                                                                        7,940                  116,384

Alstom                                                                                            5,100                   56,794

Assurances Generales de France                                                                    4,000                  192,229

BNP Paribas                                                                                       2,880                  258,065

Compagnie de Saint-Gobain                                                                         1,260                  190,419

Compagnie Generale des Etablissements Michelin, Cl. B                                             7,711                  254,724

Schneider Electric                                                                                3,180                  153,106

Societe Generale, Cl. A                                                                           1,352                   75,762

TotalFinaElf                                                                                        200                   28,602

TotalFinaElf, ADR                                                                                 5,398                  379,156

Usinor                                                                                           13,170                  164,980

                                                                                                                       1,870,221

GERMANY--7.3%

Bayer                                                                                             8,550                  272,148

Bayerische Hypo-und Vereinsbank                                                                   5,290                  161,071

Commerzbank                                                                                      18,430                  285,099

Deutsche Lufthansa                                                                               11,198                  150,760

Deutsche Post                                                                                    19,660                  271,698

E.On                                                                                              6,914                  360,009


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

MG Technologies                                                                                   1,730                   14,592

Volkswagen                                                                                        4,780                  222,894

                                                                                                                       1,738,271

GREECE--1.0%

Hellenic Telecommunications Organization, ADR                                                    32,690                  249,098

HONG KONG--.7%

Swire Pacific, Cl. A                                                                             32,000                  174,392

INDIA--.4%

Videsh Sanchar Nigam, ADR                                                                         9,150                   87,840

IRELAND--2.5%

Bank of Ireland                                                                                  39,216                  364,335

Elan, ADR                                                                                         5,100  (a)             229,806

                                                                                                                         594,141

ITALY--5.7%

Banca Popolare di Bergamo Credito Varesino                                                       12,730                  204,301

ENI                                                                                              28,525                  357,358

Finmeccanica                                                                                    309,240  (a)             267,446

Sanpaolo IMI                                                                                     13,056                  140,166

Snam Rete Gas                                                                                     8,400                   22,228

Telecom Italia                                                                                   65,740                  351,683

                                                                                                                       1,343,182

JAPAN--18.2%

AIFUL                                                                                             3,250                  209,407

CANON                                                                                            11,000                  376,948

Credit Saison                                                                                    18,000                  348,758

FUJI MACHINE MANUFACTURING                                                                        8,000                  103,943

HONDA MOTOR                                                                                       7,000                  278,171

KONAMI                                                                                            3,300                   97,538

LAWSON                                                                                            3,100                   88,329

MABUCHI MOTOR                                                                                     3,600                  295,418

MINEBEA                                                                                          36,000                  193,117

MURATA MANUFACTURING                                                                              1,300                   77,638

Matsumotokiyoshi                                                                                  6,000                  211,079

NISSAN MOTOR                                                                                     44,000                  232,354

Nippon Express                                                                                   79,000                  267,115

Nishimatsu Construction                                                                          20,500                   60,436

RINNAI                                                                                           11,500                  184,370

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

ROHM                                                                                                800                  103,396

SHOHKOH FUND & CO.                                                                                1,200                   94,825

77 Bank                                                                                          33,000                  145,178

Shin-Etsu Chemical                                                                                7,000                  250,513

Sumitomo Bakelite                                                                                23,000                  139,981

TDK                                                                                               3,800                  178,436

Takeda Chemical Industries                                                                        6,000                  270,345

Yamaha Motor                                                                                     20,600                  124,749

                                                                                                                       4,332,044

MEXICO--.4%

Telefonos de Mexico, ADR                                                                          2,756                   96,515

NETHERLANDS--6.5%

ABN AMRO                                                                                         20,524                  331,033

Akzo Nobel                                                                                        3,650                  163,205

Buhrmann                                                                                         13,532                  148,763

Hunter Douglas                                                                                    7,744                  208,035

Koninklijke (Royal) Philips Electronics                                                           7,580                  220,654

Stork                                                                                            11,144                   90,119

Vedior                                                                                           15,683                  188,350

Wolters Kluwer                                                                                    8,400                  191,729

                                                                                                                       1,541,888

NEW ZEALAND--.3%

Telecom Corporation of New Zealand                                                               37,444                   78,033

NORWAY--.6%

Statoil                                                                                          21,130                  145,136

PHILIPPINES--.2%

Manila Electric, Cl. B                                                                          102,700  (a)              58,771

PORTUGAL--1.8%

EDP                                                                                              90,400                  196,665

Portugal Telecom                                                                                 30,385  (a)             237,049

                                                                                                                         433,714

SINGAPORE--2.2%

Creative Technology                                                                              15,260                  125,132

DBS                                                                                              54,000                  403,574

                                                                                                                         528,706


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--1.4%

Korea Electric Power, ADR                                                                        14,180                  129,747

Pohang Iron & Steel, ADR                                                                          8,340                  191,820

                                                                                                                         321,567

SPAIN--3.0%

Endesa                                                                                           25,010                  391,792

Repsol YPF, ADR                                                                                  21,640                  314,429

                                                                                                                         706,221

SWEDEN--1.5%

Autoliv                                                                                          10,220                  205,248

Investor, Cl. B                                                                                  13,100                  143,445

                                                                                                                         348,693

SWITZERLAND--5.9%

Barry Callebaut                                                                                   1,452                  150,492

Clariant                                                                                         11,240                  211,967

Givaudan                                                                                            220                   67,177

Novartis                                                                                          6,550                  237,162

Roche                                                                                             3,590                  256,723

UBS                                                                                               5,520                  279,148

Zurich Financial Services                                                                           870                  204,492

                                                                                                                       1,407,161

TAIWAN--.3%

Taiwan Semiconductor Manufacturing, ADR                                                           3,824  (a)              65,658

UNITED KINGDOM--19.7%

Allied Domecq                                                                                    55,500                  329,159

BAE SYSTEMS                                                                                      74,603                  336,255

BOC                                                                                              23,474                  362,363

Barclays                                                                                         12,925                  428,216

Bunzl                                                                                            49,847                  318,616

Cadbury Schweppes                                                                                35,150                  224,207

Diageo                                                                                           30,640                  350,276

Enterprise Oil                                                                                   40,400                  274,168

Morgan Crucible                                                                                  72,885                  202,732

Rexam                                                                                            70,916                  387,023

Rio Tinto                                                                                        14,551                  278,868

Royal & Sun Alliance Insurance                                                                   66,944                  384,843

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Scottish and Southern Energy                                                                     26,570                  236,032

Unilever                                                                                         40,020                  328,706

Wolseley                                                                                         27,194                  227,715

                                                                                                                       4,669,179
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,508,584)                                                              94.9%               22,528,474

CASH AND RECEIVABLES (NET)                                                                         5.1%                1,222,311

NET ASSETS                                                                                       100.0%               23,750,785

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,508,584  22,528,474

Cash                                                                    262,463

Cash denominated in foreign currencies                  1,098,397     1,089,272

Dividends receivable                                                     67,216

Receivable for investment securities sold                                59,023

Net unrealized appreciation on forward currency
  exchange contracts--Note 4                                                121

Prepaid expenses                                                          1,049

                                                                     24,007,618
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,638

Payable for investment securities purchased                             172,673

Payable for shares of Beneficial Interest redeemed                       13,788

Accrued expenses                                                         51,734

                                                                        256,833
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,750,785
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      27,420,839

Accumulated undistributed investment income--net                         53,789

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                      (1,734,037)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (1,989,806)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,750,785

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       21,602,325       2,148,460

Shares Outstanding                                    1,868,112         185,503
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             11.56           11.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $72,007 foreign taxes withheld at source)       565,726

Interest                                                                20,636

TOTAL INCOME                                                           586,362

EXPENSES:

Investment advisory fee--Note 3(a)                                     248,616

Custodian fees                                                          62,671

Prospectus and shareholders' reports                                    44,514

Auditing fees                                                           26,023

Trustees' fees and expenses--Note 3(c)                                   2,436

Distribution fees--Note 3(b)                                             1,759

Shareholder servicing costs--Note 3(b)                                     612

Registration fees                                                          523

Legal fees                                                                 473

Loan commitment fees--Note 2                                               360

Miscellaneous                                                           11,504

TOTAL EXPENSES                                                         399,491

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (51,428)

NET EXPENSES                                                           348,063

INVESTMENT INCOME--NET                                                 238,299
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,564,615)

Net realized gain (loss) on forward currency exchange contracts        (67,804)

NET REALIZED GAIN (LOSS)                                            (1,632,419)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (2,153,392)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,785,811)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,547,512)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001               2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            238,299              196,774

Net realized gain (loss) on investments       (1,632,419)            1,961,380

Net unrealized appreciation (depreciation)
   on investments                             (2,153,392)           (3,148,348)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (3,547,512)             (990,194)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                  (205,921)            (104,507)

Service shares                                   (18,929)                   --

From net realized gain on investments:

Initial shares                                         --          (2,429,361)

In excess of net realized gain on investments:

Initial shares                                  (123,552)            (100,837)

Service shares                                      (501)                   --

TOTAL DIVIDENDS                                 (348,903)          (2,634,705)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 33,557,886           7,236,962

Service shares                                  3,137,025                 500

Dividends reinvested:

Initial shares                                    329,473           2,634,705

Service shares                                     19,430                  --

Cost of shares redeemed:

Initial shares                               (34,192,599)          (7,867,989)

Service shares                                  (969,712)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            1,881,503            2,004,178

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,014,912)          (1,620,721)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            25,765,697          27,386,418

END OF PERIOD                                  23,750,785          25,765,697

Undistributed investment income--net               53,789             130,012

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended December 31,
                                                   -----------------------------

                                                         2001           2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                         2,731,381          501,016

Shares issued for dividends reinvested                 27,932          198,251

Shares redeemed                                    (2,797,403)        (541,181)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (38,090)         158,086
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                           265,266               37

Shares issued for dividends reinvested                  1,692               --

Shares redeemed                                       (81,492)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         185,466               37

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                          Year Ended December 31,
                                                             -----------------------------------------------------------------------

INITIAL SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.52          15.67          13.45          13.45         12.80

Investment Operations:

Investment income--net                                            .12(a)         .11(a)         .13(a)         .14           .07

Net realized and unrealized gain (loss)
   on investments                                               (1.90)          (.74)          3.52           1.01          1.03

Total from Investment Operations                                (1.78)          (.63)          3.65           1.15          1.10

Distributions:

Dividends from investment income--net                            (.11)          (.06)          (.13)          (.12)         (.07)

Dividends from net realized gain
   on investments                                                  --          (1.40)         (1.30)         (1.03)         (.30)

Dividends in excess of net realized
   gain on investments                                           (.07)          (.06)            --             --          (.08)

Total Distributions                                              (.18)         (1.52)         (1.43)         (1.15)         (.45)

Net asset value, end of period                                  11.56          13.52          15.67          13.45         13.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (13.22)         (3.69)         27.82           8.74          8.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.40           1.39           1.35           1.29          1.42

Ratio of net investment income
   to average net assets                                          .97            .78            .90            .94           .74

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .20             --             --             --            --

Portfolio Turnover Rate                                         49.34          37.33          41.90          42.14         25.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          21,602         25,765         27,386         20,680        19,016

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                     ---------------------------

SERVICE SHARES                                             2001         2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.52         13.52

Investment Operations:

Investment income--net                                        .05(b)         --

Net realized and unrealized gain (loss)
   on investments                                           (1.81)           --

Total from Investment Operations                            (1.76)           --

Distributions:

Dividends from investment income--net                        (.11)           --

Dividends in excess of net realized gain on investments      (.07)           --

Total Distributions                                          (.18)           --

Net asset value, end of period                              11.58         13.52
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (13.07)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.40            --

Ratio of net investment income
   to average net assets                                      .44            --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .59            --

Portfolio Turnover Rate                                     49.34         37.33
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,148             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are
valued    at    the    average    of    the    most    recent

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,950 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $53,910, accumulated capital losses $982,883 and unrealized depreciation $2,312,820. In addition, the portfolio had $428,261 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $982,883 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $348,903 and $604,485 and long-term capital gains $0 and $2,030,220.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $89,672, increased accumulated net realized gain (loss) on investments by $123,272 and decreased paid-in capital by $33,600. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $51,428, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $1,759 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $190 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2001, amounted to $13,824,352 and $11,719,066, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2001:

                                                           Foreign
Forward Currency                                          Currency                                                   Unrealized
  Exchange Contracts                                       Amounts           Cost ($)          Value ($)        Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Euros, expiring 1/2/2002                                    10,634             9,360              9,481                      121

At December 31, 2001, accumulated net unrealized depreciation on investments was
$1,980,110,   consisting   of   $1,568,061  gross  unrealized  appreciation  and
$3,548,171 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the funds comprising the Dreyfus Variable Investment
Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP
New York, New York

February 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

-------------------------------------------------------------------------------

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2001:

  -- the total amount of taxes paid to foreign countries was $72,007.

  -- the total amount of income sourced from foreign countries was $320,754.


BOARD MEMBERS INFORMATION (Unaudited)


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  152AR1201

================================================================================

Dreyfus Variable
Investment Fund,
Balanced Portfolio

ANNUAL REPORT December 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            24   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Ronald P. Gala and Laurie A. Carroll. As of December 28, 2001, Douglas
D. Ramos, CFA, and the Dreyfus Taxable Fixed Income Team have assumed the management of the portfolio.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we see better times ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced a total return of -9.12% for its Initial shares and -9.31% for its Service shares.(1) In comparison, the portfolio's benchmark, which is a hybrid index composed of 60% Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index, provided a total
return    of    -3.54%    for    the    same    period.(2)

We attribute the portfolio' s performance primarily to our emphasis on stocks rather than bonds during a difficult period for stocks. Most specifically, the portfolio' s performance was hurt by its relatively large exposure to technology and telecommunications stocks during the first half of the reporting period, as well as by several aviation-related stocks following the September 11 terrorist attacks.

What is the portfolio's investment approach?

Effective December 28, 2001, Douglas Ramos began managing the portfolio's asset allocation and the equity portion of the portfolio, and the Dreyfus Taxable Fixed Income Team began managing the fixed-income portion of the portfolio.

The portfolio is a balanced portfolio, with a neutral allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40% , of its total assets in stocks, and up to 60%, and as little as
25%   , of    its    total    assets    in    bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates. In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on how a stock is priced relative to its perceived intrinsic worth, sustainability or growth of earnings, and financial profile. We then use fundamental analysis to select what we believe are the most attractive securities.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Effective December 28, 2001, the portfolio is permitted to overweight certain sectors relative to the S&P 500 Index. In choosing bonds, the portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The portfolio' s bond component consists primarily of domestic and foreign bonds issued by corporations or governments and rated investment grade or considered to be of comparable quality by Dreyfus.

What other factors influenced the portfolio's performance?

There are three major components to the portfolio's strategy: its decision to emphasize stocks or bonds at any given time, the individual stock selections within the equity component, and the returns of the fixed-income component. Of these three, the most significant factor influencing the portfolio's performance during the reporting period was its heavy emphasis on stocks rather than bonds.

Early in the reporting period, we began increasing the portfolio's exposure to stocks, because we believed that they represented better value. Because the portfolio remains sector neutral to its benchmark, a large portion of its assets was allocated to technology and telecommunications stocks. Many of these stocks had already witnessed sharp price declines, leading us to view this as an opportunity to invest in well-known companies with solid fundamentals and at
attractive    valuations.

We viewed the series of short-term interest-rate cuts as further validation of our decision to place a heavy emphasis on stocks, considering that lower interest rates are generally favorable for equities. Corporations are generally able to refinance their debt at lower cost, thereby increasing their cash flows.

By late spring, we had increased the portfolio' s stock allocation to approximately 70% , a position that benefited the portfolio through the second quarter of 2001. However, by the end of the summer lower interest rates were still not enough to encourage corporations to increase their spending. Corporate earnings continued to fall and the stock market posted sluggish returns.

The September 11 terrorist attacks worsened an already weak economy. Layoffs increased, companies halted spending plans, consumer confidence plunged and home buying slowed. After the attacks, several of the portfolio's aviation-related
holdings    suffered    steep    declines,
including  a division of United Technologies that manufactures aircraft engines;
and   BF   Goodrich,   a   maker   of   parts   for   the   airline   industry.

On the other hand, we were very pleased that the fixed-income portion of the portfolio, which focused on corporate securities with high credit-quality ratings, produced positive returns for the overall reporting period. In addition, the portfolio' s investments in long-term government securities, including U.S. Treasury and government agency securities, enabled the portfolio
to    lock    in    higher    yields    as    rates    were    falling.

What is the portfolio's current strategy?

We have continued to maintain our emphasis on stocks over bonds, because we believe that they generally remain better investment values than bonds. After hitting a low point at the end of September, we are encouraged that stock prices
have    recently    begun    to    show    signs    of    recovery.

As for the fixed-income portion of the portfolio, as of December 31, 2001 the largest portion of the portfolio's assets was invested in corporate securities, followed by U.S. government agency bonds and U.S. Treasuries. We have eliminated the portfolio' s mortgage-backed securities, because prepayments have reduced returns for these types of investments. We plan to maintain this asset allocation for the time being, but we will closely monitor the economy and financial markets, and we are prepared to make changes to the portfolio as
market    conditions    evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Balanced Portfolio Initial shares and Service shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Credit Bond Index and a Hybrid Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/97             (9.12)%            7.17%

SERVICE SHARES                                                                 5/1/97             (9.31)%            7.13%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO ON 5/1/97 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "LEHMAN INDEX") AND A HYBRID INDEX MADE ON THAT DATE. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% S&P 500 INDEX AND 40% LEHMAN INDEX. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--75.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.5%

CDW Computer Centers                                                                              6,000  (a)             322,260

Lamar Advertising                                                                                10,000  (a)             423,400

McGraw-Hill Cos.                                                                                 16,200                  987,876

                                                                                                                       1,733,536

CONSUMER DURABLES--1.3%

Electronic Arts                                                                                   6,100  (a)             365,695

General Motors                                                                                    6,200                  301,320

Goodyear Tire & Rubber                                                                           17,000                  404,770

SPX                                                                                               2,700  (a)             369,630

                                                                                                                       1,441,415

CONSUMER NON-DURABLES--4.4%

Clorox                                                                                           14,000                  553,700

Coca-Cola                                                                                         9,200                  433,780

General Mills                                                                                     8,800                  457,688

Jones Apparel Group                                                                              12,900  (a)             427,893

Kimberly-Clark                                                                                   10,300                  615,940

Kraft Foods, Cl. A                                                                               17,000                  578,510

Pepsi Bottling Group                                                                             11,000                  258,500

PepsiCo                                                                                           8,300                  404,127

Philip Morris Cos.                                                                               20,000                  917,000

Procter & Gamble                                                                                  3,600                  284,868

                                                                                                                       4,932,006

CONSUMER SERVICES--2.9%

Cablevision Systems- New York Group, Cl. A                                                        6,000  (a)             284,700

Carnival                                                                                         13,500                  379,080

Clear Channel Communications                                                                     10,000  (a)             509,100

Fox Entertainment Group, Cl. A                                                                   14,800  (a)             392,644

USA Networks                                                                                     17,000  (a)             464,270

Viacom, Cl. B                                                                                    23,000  (a)           1,015,450

Westwood One                                                                                      6,700  (a)             201,335

                                                                                                                       3,246,579

ELECTRONIC TECHNOLOGY--12.8%

Altera                                                                                           10,000  (a)             212,200

American Tower, Cl. A                                                                            24,000  (a)             227,280

Amkor Technology                                                                                 21,000  (a)             336,630


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Analog Devices                                                                                   10,000  (a)             443,900

Apple Computer                                                                                   12,100  (a)             264,990

Applied Materials                                                                                 5,000  (a)             200,500

Boeing                                                                                           17,400                  674,772

Cisco Systems                                                                                    63,400  (a)           1,148,174

Compaq Computer                                                                                  47,000                  458,720

Dell Computer                                                                                    35,100  (a)             954,018

General Dynamics                                                                                  3,600                  286,704

Hewlett-Packard                                                                                  20,500                  421,070

Intel                                                                                            55,600                1,748,620

International Business Machines                                                                  15,700                1,899,072

Jabil Circuit                                                                                    19,000  (a)             431,680

L-3 Communications Holdings                                                                       2,300  (a)             207,000

Maxim Integrated Products                                                                        10,200  (a)             535,602

Micron Technology                                                                                18,000  (a)             558,000

NVIDIA                                                                                            4,200  (a)             280,980

National Semiconductor                                                                           14,000  (a)             431,060

Nokia, ADR                                                                                       10,000                  245,300

Novellus Systems                                                                                  5,500  (a)             216,975

QUALCOMM                                                                                          7,100  (a)             358,550

Raytheon                                                                                          9,000                  292,230

Rockwell International                                                                           15,400                  275,044

Teradyne                                                                                         14,000  (a)             421,960

Texas Instruments                                                                                10,000                  280,000

United Technologies                                                                               6,800                  439,484

                                                                                                                      14,250,515

ENERGY MINERALS--5.8%

Anadarko Petroleum                                                                               20,000                1,137,000

Ashland                                                                                           6,000                  276,480

BP, ADS                                                                                           4,500                  209,295

ChevronTexaco                                                                                    10,600                  949,866

Conoco                                                                                           15,000                  424,500

Exxon Mobil                                                                                      42,400                1,666,320

Ocean Energy                                                                                     27,000                  518,400

Phillips Petroleum                                                                                3,700                  222,962

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Royal Dutch Petroleum (New York Shares), ADR                                                     12,200                  598,044

XTO Energy                                                                                       27,000                  472,500

                                                                                                                       6,475,367

FINANCE--10.8%

American International Group                                                                     23,200                1,842,080

Bank of America                                                                                  20,900                1,315,655

Bank of New York                                                                                 10,300                  420,240

Citigroup                                                                                        47,900                2,417,992

Fannie Mae                                                                                       14,200                1,128,900

FleetBoston Financial                                                                            15,000                  547,500

Goldman Sachs Group                                                                               2,700                  250,425

Household International                                                                          10,000                  579,400

J.P. Morgan Chase & Co.                                                                           7,700                  279,895

Lehman Brothers Holdings                                                                          6,700                  447,560

MBNA                                                                                             19,500                  686,400

Merrill Lynch                                                                                     4,000                  208,480

State Street                                                                                      7,000                  365,750

U.S. Bancorp                                                                                     23,300                  487,669

Wachovia                                                                                         13,600                  426,496

Washington Mutual                                                                                12,900                  421,830

Wells Fargo                                                                                       6,400                  278,080

                                                                                                                      12,104,352

HEALTH SERVICES--1.1%

Cardinal Health                                                                                   5,700                  368,562

Tenet Healthcare                                                                                  8,900  (a)             522,608

WellPoint Health Networks                                                                         3,100  (a)             362,235

                                                                                                                       1,253,405

HEALTH TECHNOLOGY--8.2%

Abbott Laboratories                                                                              17,500                  975,625

Amgen                                                                                            10,600  (a)             598,264

Bristol-Myers Squibb                                                                             22,500                1,147,500

Forest Laboratories                                                                               4,100  (a)             335,995

Johnson & Johnson                                                                                30,100                1,778,910

King Pharmaceuticals                                                                              4,000  (a)             168,520

Merck & Co.                                                                                      16,200                  952,560

Pfizer                                                                                           54,900                2,187,765

St. Jude Medical                                                                                  3,700  (a)             287,305


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Schering-Plough                                                                                  21,700                  777,077

                                                                                                                       9,209,521

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            16,100                  572,355

PROCESS INDUSTRIES--1.6%

Air Products & Chemicals                                                                          5,000                  234,550

Dow Chemical                                                                                     13,000                  439,140

International Paper                                                                              11,000                  443,850

PPG Industries                                                                                    7,700                  398,244

Praxair                                                                                           4,300                  237,575

                                                                                                                       1,753,359

PRODUCER MANUFACTURING--5.7%

Caterpillar                                                                                       7,000                  365,750

Danaher                                                                                           7,000                  422,170

General Electric                                                                                 69,800                2,797,584

Johnson Controls                                                                                  4,900                  395,675

Masco                                                                                            18,000                  441,000

Minnesota Mining & Manufacturing                                                                  2,200                  260,062

Pitney Bowes                                                                                      4,700                  176,767

Tyco International                                                                               24,900                1,466,610

                                                                                                                       6,325,618

RETAIL TRADE--5.0%

Federated Department Stores                                                                       6,800  (a)             278,120

Home Depot                                                                                       21,700                1,106,917

Limited                                                                                          19,200                  282,624

Lowe's Cos.                                                                                       6,400                  297,024

May Department Stores                                                                            11,500                  425,270

Safeway                                                                                           7,300  (a)             304,775

Sears, Roebuck & Co.                                                                              8,900                  423,996

Target                                                                                           26,300                1,079,615

Wal-Mart Stores                                                                                  24,200                1,392,710

                                                                                                                       5,591,051

TECHNOLOGY SERVICES--8.5%

AOL Time Warner                                                                                  34,500  (a)           1,107,450

Adobe Systems                                                                                     7,000                  217,350

Automatic Data Processing                                                                         9,000                  530,100

Charter Communications, Cl. A                                                                    47,000  (a)             772,210

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Computer Associates International                                                                30,000                1,034,700

Computer Sciences                                                                                11,000  (a)             538,780

Compuware                                                                                        21,800  (a)             257,022

Electronic Data Systems                                                                           7,500                  514,125

McKesson                                                                                         10,300                  385,220

Microsoft                                                                                        46,300  (a)           3,068,301

Oracle                                                                                           26,500  (a)             365,965

SunGard Data Systems                                                                             14,700  (a)             425,271

Symantec                                                                                          4,500  (a)             298,485

                                                                                                                       9,514,979

UTILITIES--4.4%

AT&T                                                                                             29,300                  531,502

BellSouth                                                                                         6,600                  251,790

Calpine                                                                                          16,200  (a)             271,998

Liberty Media, Cl. A                                                                             32,000  (a)             448,000

Mirant                                                                                           16,400  (a)             262,728

SBC Communications                                                                               25,100                  983,167

Sempra Energy                                                                                    13,400                  328,970

Verizon Communications                                                                           19,700                  934,962

Williams Cos.                                                                                    12,100                  308,792

WorldCom -- WorldCom Group                                                                       39,700  (a)             558,976

                                                                                                                       4,880,885

WIRELESS TELECOMMUNICATIONS--.5%

AT&T Wireless Services                                                                           36,200  (a)             520,194

TOTAL COMMON STOCKS

  (cost $80,534,458)                                                                                                  83,805,137
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal

BONDS AND NOTES--26.6%                                                                          Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--5.7%

Bank of America, Sub. Notes,

   7.40%, 1/15/2011                                                                             320,000                  343,679

CIT Group, Sr. Notes,

   7.125%, 10/15/2004                                                                           400,000                  423,620

Citigroup, Notes,

   5.75%, 5/10/2006                                                                             500,000                  512,611

Countrywide Home Loan, Notes,

   5.50%, 8/1/2006                                                                              500,000                  499,463


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Delphi Automotive Systems, Notes,

   6.55%, 6/15/2006                                                                             150,000                  150,316

Deutsche Telekom International Finance, Bonds,

   8%, 6/15/2010                                                                                300,000                  328,827

EOP Operating, Sr. Notes,

   7%, 7/15/2011                                                                                300,000                  302,565

Ford Motor Credit, Notes,

   7.25%, 10/25/2011                                                                            450,000                  438,661

General Electric Capital, Notes,

   6.80%, 11/1/2005                                                                             100,000                  107,218

General Motors Acceptance Corp., Notes,

   6.875%, 9/15/2011                                                                            400,000                  392,506

Household Finance, Notes,

   6.375%, 10/15/2011                                                                           500,000                  484,621

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                              500,000                  524,006

Morgan Stanley Dean Witter & Co., Sr. Unsub.,

   7.125%, 1/15/2003                                                                            500,000                  522,983

National Rural Utilities, Notes,

   5.25%, 7/15/2004                                                                             500,000                  509,132

Toyota Motor Credit, Notes,

   5.50%, 12/15/2008                                                                            500,000                  494,736

U.S. Bank, Notes,

   5.70%, 12/15/2008                                                                            130,000                  127,373

Verizon Global Funding, Notes,

   7.25%, 12/1/2010                                                                             250,000                  268,228

                                                                                                                       6,430,545

INDUSTRIAL--6.9%

AOL Time Warner, Notes,

   6.75%, 4/15/2011                                                                             300,000                  307,952

Burlington Resources Financial, Notes,

   5.60%, 12/1/2006                                                                             500,000  (b)             492,074

Campbell Soup, Notes,

   6.75%, 2/15/2011                                                                             200,000                  208,430

Comcast Cable Communications, Sr. Notes,

   6.375%, 1/30/2006                                                                            140,000                  142,379

ConAgra Foods, Notes,

   7.50%, 9/15/2005                                                                             300,000                  324,096

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                             500,000                  519,549

Dow Chemical, Notes,

   5.25%, 5/14/2004                                                                             500,000                  514,779

Global Marine, Sr. Notes,

   7.125%, 9/1/2007                                                                             140,000                  145,795

Heinz (H.J.), Notes,

   6.625%, 7/15/2011                                                                            500,000  (b)             513,869

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                            600,000                  594,594

International Paper, Notes,

   8%, 7/8/2003                                                                                 600,000                  632,603

Kellogg, Notes,

   5.50%, 4/1/2003                                                                              270,000                  276,706

Lockheed Martin, Notes,

   8.20%, 12/1/2009                                                                             150,000                  169,034

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                             300,000                  299,151

Occidental Petroleum:

  Sr. Notes:

      7.65%, 2/15/2006                                                                          140,000                  149,028

      5.875%, 1/15/2007                                                                         310,000                  309,251

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000                  502,225

Safeway, Notes,

   6.15%, 3/1/2006                                                                              270,000                  277,452

Target, Notes,

   6.35%, 1/15/2011                                                                             500,000                  513,922

Unilever Capital, Gtd. Notes,

   6.75%, 11/1/2003                                                                             600,000                  633,873

Williams Cos., Notes,

   6.50%, 8/1/2006                                                                              150,000                  149,753

                                                                                                                       7,676,515

UTILITIES--2.3%

BellSouth, Notes,

   5%, 10/15/2006                                                                               150,000                  149,046

Coastal, Notes,

   7.75%, 6/15/2010                                                                             150,000                  153,037


                                                                                                Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Exelon Generation, Sr. Notes,

   6.95%, 6/15/2011                                                                             550,000  (b)             558,647

K N Energy, Sr. Notes,

   6.45%, 3/1/2003                                                                              100,000                  102,884

Telefonica Europe, Gtd. Notes,

   7.75%, 9/15/2010                                                                             300,000                  319,214

Vodafone Group, Notes,

   7.625%, 2/15/2005                                                                            500,000                  538,967

WorldCom, Notes,

   7.50%, 5/15/2011                                                                             300,000                  309,120

Xcel Energy, Sr. Notes,

   7%, 12/1/2010                                                                                400,000                  404,676

                                                                                                                       2,535,591

U.S. GOVERNMENT & AGENCIES--11.7%

Federal Home Loan Mortgage Corp.:

  Notes:

      5%, 1/15/2004                                                                           2,450,000                2,529,503

      5.125%, 10/15/2008                                                                      1,620,000                1,600,204

Federal National Mortgage Association:

  Notes:

      5.25%, 1/15/2003                                                                        1,200,000                1,236,154

      4.75%, 11/14/2003                                                                         500,000                  515,094

      5.125%, 2/13/2004                                                                       1,410,000                1,458,831

      7%, 7/15/2005                                                                             355,000                  386,568

      6%, 12/15/2005                                                                          1,100,000                1,158,029

      7.25%, 1/15/2010                                                                          375,000                  414,368

U.S. Treasury Bonds,

   12%, 5/15/2005                                                                               410,000                  513,906

U.S. Treasury Notes:

   5.50%, 5/31/2003                                                                             300,000                  312,726

   7.25%, 5/15/2004                                                                           1,495,000                1,625,573

   6.625%, 5/15/2007                                                                            230,000                  252,874

   5.625%, 5/15/2008                                                                            830,000                  870,263

   5%, 2/15/2011                                                                                155,000                  154,575

                                                                                                                      13,028,668

TOTAL BONDS AND NOTES

  (cost $29,335,628)                                                                                                  29,671,319

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  2.21%, 1/17/2002

   (cost $999,016)                                                                            1,000,000  (c)             999,320
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $110,869,102)                                                            102.5%              114,475,776

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.5%)              (2,789,572)

NET ASSETS                                                                                       100.0%              111,686,204

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $1,564,590 OR 1.4% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                   Market Value                                        Unrealized
                                                                    Covered by                                       Appreciation
                                            Contracts                Contracts ($)              Expiration        at 12/31/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              16                4,596,800                 March 2002                     54,125

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                        110,869,102  114,475,776

Cash                                                                  4,917,099

Receivable for investment securities sold                            10,215,671

Dividends and interest receivable                                       547,021

Prepaid expenses                                                          1,961

                                                                    130,157,528
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            76,088

Payable for investment securities purchased                          18,286,775

Payable for futures variation margin--Note 4                             40,400

Payable for shares of Beneficial Interest redeemed                       31,285

Loan commitment fees payable                                                180

Accrued expenses                                                         36,596

                                                                     18,471,324
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      111,686,204
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     120,712,793

Accumulated undistributed investment income--net                        209,541

Accumulated net realized gain (loss) on investments                 (12,896,929)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $54,125 net unrealized
  appreciation on financial futures)                                  3,660,799
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      111,686,204

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                         96,290,048     15,396,156

Shares Outstanding                                      7,215,768      1,154,654
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.34         13.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,008,071

Cash dividends (net of $1,047 foreign taxes withheld at source)        950,162

TOTAL INCOME                                                         2,958,233

EXPENSES:

Investment advisory fee--Note 3(a)                                     804,185

Custodian fees--Note 3(b)                                               31,900

Professional fees                                                       29,081

Prospectus and shareholders' reports                                    27,442

Distribution fees--Note 3(b)                                            15,291

Trustees' fees and expenses--Note 3(c)                                   8,669

Registration fees                                                        4,444

Loan commitment fees--Note 2                                             1,475

Shareholder servicing costs--Note 3(b)                                     724

Miscellaneous                                                            6,397

TOTAL EXPENSES                                                         929,608

Less--waiver of fees due to undertaking--Note 3(a)                     (9,613)

NET EXPENSES                                                           919,995

INVESTMENT INCOME--NET                                               2,038,238
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (10,747,540)

Net realized gain (loss) on financial futures                        (309,889)

NET REALIZED GAIN (LOSS)                                          (11,057,429)

Net unrealized appreciation (depreciation) on investments
  [including ($155,525) net unrealized (depreciation)
  on financial futures]                                            (1,271,813)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,329,242)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (10,291,004)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001            2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,038,238            3,189,638

Net realized gain (loss) on investments       (11,057,429)          (1,809,967)

Net unrealized appreciation (depreciation)
   on investments                              (1,271,813)          (4,417,000)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (10,291,004)          (3,037,329)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (2,040,020)          (2,958,556)

Service shares                                  (145,702)                   --

Net realized gain on investments:

Initial shares                                         --            (526,037)

TOTAL DIVIDENDS                               (2,185,722)          (3,484,593)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 10,402,545          25,758,974

Service shares                                 15,852,378                 250

Dividends reinvested:

Initial shares                                  2,040,020           3,484,593

Service shares                                    145,702                  --

Cost of shares redeemed:

Initial shares                                 (9,585,368)         (7,282,297)

Service shares                                   (261,892)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            18,593,385           21,961,520

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,116,659           15,439,598
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           105,569,545           90,129,947

END OF PERIOD                                 111,686,204          105,569,545

Undistributed investment income--net              209,541              244,371


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001               2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       730,687            1,658,347

Shares issued for dividends reinvested            152,859              223,720

Shares redeemed                                  (707,757)            (467,525)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     175,789            1,414,542
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,162,231                  17

Shares issued for dividends reinvested             11,112                  --

Shares redeemed                                   (18,706)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,154,637                   17

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                               ---------------------------------------------------------------------

INITIAL SHARES                                                 2001(a)          2000           1999          1998           1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.00          16.02          15.94          14.04         12.50

Investment Operations:

Investment income--net                                            .27(c)         .52(c)         .47(c)         .43           .25

Net realized and unrealized gain (loss)
   on investments                                               (1.65)          (.97)           .80           2.67          2.06

Total from Investment Operations                                (1.38)          (.45)          1.27           3.10          2.31

Distributions:

Dividends from investment income--net                           (.28)          (.48)           (.46)          (.43)         (.25)

Dividends from net realized gain
   on investments                                                  --          (.09)           (.73)          (.77)         (.52)

Total Distributions                                             (.28)          (.57)          (1.19)         (1.20)         (.77)

Net asset value, end of period                                 13.34          15.00           16.02          15.94         14.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (9.12)         (2.98)           8.13          22.34         18.48(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .85            .85             .86            .87           .67(d)

Ratio of net investment income
   to average net assets                                        1.92           3.35            2.94           2.98          1.91(d)

Portfolio Turnover Rate                                       128.44         111.66           98.61         111.75         45.78(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         96,290        105,569          90,130         59,841        41,144

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE
BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS FROM 2.02% TO 1.92%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
IN PRESENTATION.

(B)  FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Year Ended December 31,
                                                           ---------------------------

SERVICE SHARES                                              2001(a)         2000(b)
-----------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         15.00         15.00

Investment Operations:

Investment income--net                                         .22(c)        --

Net realized and unrealized gain (loss)
   on investments                                            (1.63)          --

Total from Investment Operations                             (1.41)          --

Distributions:

Dividends from investment income--net                         (.26)         --

Net asset value, end of period                               13.33         15.00
------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             (9.31)         --
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.00           --

Ratio of net investment income
   to average net assets                                      1.66           --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation              .16           --

Portfolio Turnover Rate                                     128.44        111.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       15,396           --(d)

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE
BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS FROM 1.77% TO 1.66%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite
Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,414 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends
from   net   realized   capital   gain,   if   any,   are   nor
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

mally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $209,541, accumulated capital losses $11,088,410 and unrealized appreciation $3,153,709. In addition, the portfolio had $1,363,419 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $657,546 of the carryover expires in fiscal 2008 and $10,430,864 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $2,185,722 and $2,958,556 and long-term capital gains $0 and $526,037.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $203,506, decreased accumulated net realized gain (loss) on investments by $141,516 and decreased paid-in capital by $61,990. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $9,613, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $15,291 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $58 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $31,900 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $156,282,974 and $131,672,309, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When
the    contracts    are    closed,
the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001 are set forth in the Statement of Financial Futures.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$3,606,674,   consisting   of   $6,547,848  gross  unrealized  appreciation  and
$2,941,174 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $90,852 reduction in accumulated undistributed investment income-net and a corresponding $90,852 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the portfolio on December 31, 2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $116,720, decrease net unrealized appreciation (depreciation) by $28,862 and increase net realized gains (losses) by $145,582. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                     Ernst & Young LLP

New York, New York

February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 40.41% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for
the    corporate    dividends    received    deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable Investment Fund, Balanced Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  154AR1201

================================================================================

Dreyfus Variable
Investment Fund,
Limited Term
High Income Portfolio

ANNUAL REPORT December 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                             Limited Term High Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald Thunelius, a portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and
investment-grade    corporate    bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares achieved a total return of -2.90% and its Service shares achieved a total return of -2.95% . The portfolio provided aggregate income dividends of $0.9060 and $0.9023 for Initial shares and Service shares, respectively.(1) In comparison, the Merrill Lynch High Yield Master II Index, the portfolio's benchmark, achieved a total return of 4.48% for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index produced a total return of 11.14% for the reporting period.(3) This blended index reflects the performance of shorter term high yield securities and is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index; it is prepared and used exclusively by Dreyfus as a benchmark for managing the portfolio.

We remain disappointed in the portfolio's relative performance. Throughout 2001, lower corporate earnings and capital spending severely affected many high yield issuers. The September 11 terrorist attacks further eroded the market environment. Despite our best intentions to upgrade the portfolio, low prices limited our ability to do so. We had little choice but to retain some holdings that we otherwise might have sold. Because the portfolio was previously positioned in underperforming, lower quality high yield securities and we were unable to successfully turn over the portfolio, these negative influences were magnified and the portfolio' s returns continued to lag behind that of its benchmark.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the portfolio are limited to four years or less and three and one-half years, respectively.

We normally invest most of the portfolio's assets in fixed-income securities of below investment-grade credit quality. Issuers of below invest

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

ment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

The portfolio continued to be affected by difficult market conditions for high yield bonds during the reporting period. Indeed, the high yield bond market's performance has been lackluster since mid-1998, when the failure of a leading hedge fund disrupted the entire marketplace. Since then, fewer institutional investors have participated in the high yield market. As demand has fallen, so has the ability of investors to buy and sell high yield bonds quickly and easily, putting downward pressure on prices.

These difficulties persisted despite the Federal Reserve Board's aggressive efforts to reinvigorate the U.S. economy through 11 short-term interest-rate reductions during the reporting period, for a total reduction of 4.75 percentage points. Yet the business environment for most high yield issuers continued to deteriorate.

The September 11 attacks contributed further to the market's decline. Credit concerns intensified in the attacks' aftermath. The extent to which corporate
bond   prices   fell   was   in   direct  relation  to  their  credit  quality:
investment-grade bonds rated triple-B or higher fell least, while high yield bonds rated below triple-B fell most.

What is the portfolio's current strategy?

We have persisted in our attempts to upgrade the quality of the portfolio's holdings. However, widespread illiquidity has limited our ability to sell existing holdings at competitive prices. As long as such holdings continue to pay high levels of interest, we intend to wait until better prices are available.

When upgrades have been possible, we have focused on companies that have at least a three-year operating history and positive cash flows. In addition, we have focused more intently on investment-grade bonds.(4)


We have recently begun to see reasons for a more optimistic outlook. Early signs of potentially stronger economic activity emerged in November and December, including rising yields on long-term Treasury bonds and narrowing yield differences between highly rated and lower rated corporate bonds. If these factors lead to a genuine economic recovery, the portfolio should benefit. Of course, there is no guarantee as to how the portfolio or the economy will perform in the future.

Regardless of where the economy goes from here, please be assured that we are acutely aware of our shareholders' concerns during this highly challenging time, and we are committed to restructuring the portfolio so that it is better positioned to achieve its income-oriented investment goals.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET-WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND
(IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

(4) WHILE THE PORTFOLIO IS NOT REQUIRED TO MAINTAIN AN OVERALL CREDIT QUALITY, AT LEAST 65% OF ITS ASSETS MUST BE INVESTED IN FIXED-INCOME SECURITIES OF BB OR LOWER ("JUNK") CREDIT QUALITY.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio Initial shares and Service shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 4/30/97            (2.90)%           (0.78)%

SERVICE SHARES                                                                 4/30/97            (2.95)%           (0.79)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO ON 4/30/97 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN TWO DIFFERENT INDICES ON THAT DATE: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "HIGH YIELD MASTER II INDEX") AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX (THE "CUSTOMIZED INDEX") WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. THE CUSTOMIZED INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." NEITHER OF THE FOREGOING INDICES TAKES INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                              Principal
BONDS AND NOTES--95.1%                                                                           Amount  (a)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--4.6%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                             273,000                  268,905

Airplane Pass-Through Trust,

  Pass-Through Ctfs., Ser. 1,

   Cl. D, 10.875%, 2019                                                                       2,963,100                  533,358

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                                 166,000                  141,930

Hawk,

   Sr. Notes, Ser. B, 10.25%, 2003                                                              385,000                  373,450

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   20,000                   11,300

Midway Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                              619,448  (b)             185,835

                                                                                                                       1,514,778

AUTO LOANS--4.2%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                                     1,000,000                  965,000

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                       411,000                  402,519

                                                                                                                       1,367,519

AUTOMOTIVE--2.7%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                   1,500,000  (b,m)           232,500

DaimlerChrysler N.A. Holding,

   Notes, 6.4%, 2006                                                                             95,000                   95,099

GMAC,

   Notes, 6.125%, 2006                                                                          361,000                  357,658

TRW,

   Notes, 6.625%, 2004                                                                          204,000                  208,302

                                                                                                                         893,559

BANKING--1.2%

Capital One Financial,

   Notes, 7.25%, 2006                                                                           295,000                  281,704

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                       125,000  (c)             126,656

                                                                                                                         408,360

BROADCASTING--.3%

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                                 120,000                   96,600


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS--2.1%

AAF-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                      539,000                  540,347

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                        145,000                  146,450

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                           15,000                   14,025

                                                                                                                         700,822

CABLE/MEDIA--13.9%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                                                 672,000                  594,720

   Sr. Notes, Ser. B, 8.375%, 2008                                                              750,000                  698,437

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                            150,000  (d)             109,312

   Sr. Discount Notes, 0/11.75%, 2011                                                           310,000  (d)             192,200

   Sr. Discount Notes, 0/13.5%, 2011                                                            150,000  (d)              99,750

   Sr. Notes, 9.625%, 2009                                                                      123,000                  125,152

   Sr. Notes, 10%, 2011                                                                         145,000                  148,262

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                         330,000                  332,475

Diamond Cable Communications,

   Sr. Notes, 13.25%, 2004                                                                      190,000                   50,350

EchoStar DBS:

   Sr. Notes, 9.125%, 2009                                                                      205,000  (c)             206,538

   Sr. Notes, 9.25%, 2006                                                                        55,000                   56,375

NTL:

   Deb., 11.2%, 2007                                                                            330,000                  245,850

   Sr. Discount Notes, Ser. B, 0/9.75%, 2008                                                    105,000  (d)              29,663

   Sr. Notes, Ser. B, 11.5%, 2008                                                                25,000                    8,875

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                          945,000                  959,175

Telewest Communications,

   Sr. Discount Notes, 0/9.25%, 2009                                                             70,000  (d)              31,063

Telewest Finance:

   Conv. Notes, 6%, 2005                                                                      1,000,000  (c)             655,000

   Conv. Notes, 6%, 2005                                                                         45,000                   29,475

                                                                                                                       4,572,672

CHEMICALS--1.4%

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                       128,000                  129,920

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                   240,000  (b,c)            45,600

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Lyondell Chemical:

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                          57,000                   57,713

   Secured Notes, 9.5%, 2008                                                                    240,000  (c)             238,800

                                                                                                                         472,033

CONSUMER--1.2%

Coinmach,

   Sr. Notes, Ser. D, 11.75%, 2005                                                              390,000                  401,700

ENERGY--.7%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                         282,000                  234,060

FINANCE--.1%

Finova Group,

   Notes, 7.5%, 2009                                                                             90,000                   38,250

FOOD AND TOBACCO--2.0%

Chiquita Brands International,

   Sub. Deb., 9.125%, 2004                                                                      194,000  (b)             165,870

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 160,000                  144,000

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                         350,000                  330,750

                                                                                                                         640,620

INDUSTRIAL--3.4%

Allied Waste N.A.,

   Sr. Notes, 8.5%, 2008                                                                         70,000  (c)              71,050

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                 393,000                  320,295

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                       415,000                  388,025

Neenah:

   Sr. Sub. Notes, Ser. B, 11.125%, 2007                                                        362,000                  200,910

   Sr. Sub. Notes, Ser. D, 11.125%, 2007                                                        235,000                  130,425

                                                                                                                       1,110,705

INSURANCE--1.9%

Conseco:

   Notes, 6.4%, 2003                                                                             90,000                   52,200

   Notes, 8.75%, 2004                                                                           240,000                  109,200

TIG Holdings,

   Notes, 8.125%, 2005                                                                          658,000                  470,640

                                                                                                                         632,040


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

LEASING--2.2%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            149,000                  127,395

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            286,000                  244,530

Resource America,

   Sr. Notes, 12%, 2004                                                                         358,000                  342,338

                                                                                                                         714,263

MACHINERY--1.6%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                   241,000                  224,650

Day International Group,

   Sr. Notes, Ser. B, 11.125%, 2005                                                             311,000                  293,895

                                                                                                                         518,545

OFFICE EQUIPMENT--.9%

IOS Capital,

   Notes, 9.75%, 2004                                                                           288,000                  288,859

OTHER--6.2%

HYDI 100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                         2,000,000  (e)           2,045,000

PAPER AND PACKAGING--2.4%

Appleton Papers,

   Sr. Sub. Notes, 12.5%, 2008                                                                  130,000  (c)             125,450

Owens-Illinois,

   Sr. Notes, 7.85%, 2004                                                                       561,000                  546,975

Riverwood International,

   Sr. Notes, 10.625%, 2007                                                                     119,000                  125,545

                                                                                                                         797,970

REAL ESTATE--1.0%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                         344,000                  341,420

RETAIL--1.8%

Dillard's,

   Notes, 6.125%, 2003                                                                          630,000                  604,012

SOFTWARE SERVICE--.1%

Globix,

   Sr. Notes, 12.5%, 2010                                                                        90,000  (l)              18,450

PSINET,

   Sr. Notes, 10.5%, 2006                                                                       150,000  (b)              12,000

                                                                                                                          30,450

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--1.0%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       340,000                  326,400

TELECOMMUNICATIONS--5.3%

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                        102,000  (l)               9,690

Lucent Technologies,

   Notes, 7.25%, 2006                                                                           242,000                  209,330

MJD Communications,

   Floating Rate Notes, Ser. B, 6.359%, 2008                                                    500,000  (f)             420,155

Marconi,

   Notes, 5.625%, 2005                                                             EUR          160,000                   77,034

McLeodUSA,

   Sr. Notes, 11.375%, 2009                                                                     265,000  (b)              60,950

Metromedia Fiber Network:

   Sr. Notes, 14%, 2007                                                                         235,000                  158,625

   Sr. Notes, Ser. B, 10%, 2008                                                                 610,000                  179,950

Northeast Optic Network,

   Notes, 12.75%, 2008                                                                          200,000                   41,000

Spectrasite Holdings:

   Sr. Discount Notes, 0/11.25%, 2009                                                           465,000  (d)             123,225

   Sr. Discount Notes, Ser. B, 0/12.875%, 2010                                                  373,000  (d)              87,655

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                     120,000                   49,800

WorldCom,

   Notes, 8%, 2006                                                                              300,000                  319,637

                                                                                                                       1,737,051

TEXTILES--2.7%

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                               1,000,000  (b)             257,500

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            557,000                  498,515

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      500,000  (b)             116,250

                                                                                                                         872,265

TRANSPORTATION--.6%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                       210,000                  208,950

U.S. GOVERNMENTS--8.7%

U.S. Treasury Notes,

   3.5%, 11/15/2006                                                                           2,985,000                2,878,406


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED CTFS.--2.3%

Federal National Mortgage Association:

   6.5%                                                                                         600,000  (g)             600,186

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 2001-74, Cl. NI, 6%, 2021

      (Interest Only Obligation)                                                                800,000  (h)             156,250

                                                                                                                         756,436

UTILITIES--2.8%

AES,

   Sr. Sub. Notes, 8.375%, 2007                                                                 147,000                  119,805

Calpine,

   Sr. Notes, 7.625%, 2006                                                                      299,000                  269,088

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                      300,000                  273,762

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               229,000                  250,755

                                                                                                                         913,410

WIRELESS COMMUNICATIONS--15.8%

AT&T Wireless Services,

   Sr. Notes, 7.35%, 2006                                                                       120,000                  127,055

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          295,000  (d)             184,375

   Sr. Notes, 13.625%, 2011                                                                     200,000                  211,000

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      300,000                  243,000

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                     500,000  (c)             491,250

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      148,000                  136,530

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                      150,000  (c)             150,000

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       2,123,000                1,486,100

Microcell Telecommunications,

   Sr. Notes, Ser. B, 14%, 2006                                                               1,000,000                  857,500

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 465,000                  283,069

   Sr. Notes, 9.375%, 2009                                                                      720,000                  570,600

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                169,000                  196,885

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount  (a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Tritel PCS,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        121,000                  139,150

U.S. Unwired,

  Sr. Sub. Discount Notes,

   Ser. B, 0/13.375%, 2009                                                                      195,000  (d)             138,450

                                                                                                                       5,214,964

TOTAL BONDS AND NOTES

   (cost $37,704,802)                                                                                                 31,332,119
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--5.0%                                                                           Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--2.8%

Paxson Communications:

   Cum., $1,325                                                                                      59                  501,500

   Cum. Conv., $975                                                                                  47  (c)             408,900

                                                                                                                         910,400

CABLE MEDIA--.4%

CSC Holdings,

   Ser. H, Cum., $117.50                                                                          1,125                  120,094

ENERGY--.5%

EXCO Resources,

   Cum. Conv., $1.05                                                                             10,000                  175,100

METALS/MINING--1.3%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   17,554                  445,433

TOTAL PREFERRED STOCKS

   (cost $1,608,222)                                                                                                   1,651,027
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
--------------------------------------------------------------------------------

CONSTRUCTION--.0%

Kaiser Group Holdings (rights)                                                                   17,554  (i,j,m)               0

WIRELESS COMMUNICATIONS--.0%

Loral Cyberstar (warrants)                                                                       20,940  (j)              10,470

TOTAL COMMON STOCKS

   (cost $10,470)                                                                                                         10,470


                                                                                              Principal

SHORT-TERM INVESTMENTS--5.1%                                                                     Amount  (a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--4.6%

Equilon Enterprises,

   1.7%, 1/2/2002                                                                             1,500,000                1,499,929

U.S. TREASURY BILLS--.5%

   1.62%, 1/10/2002                                                                             150,000  (k)             149,946

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,649,858)                                                                                                   1,649,875
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,973,352)                                                             105.2%               34,643,491

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.2%)              (1,699,989)

NET ASSETS                                                                                       100.0%               32,943,502

(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR-EUROS

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED BUYERS. AT DECEMBER 31, 2001, THESE
SECURITIES AMOUNTED TO $2,519,244 OR 7.6% OF NET ASSETS.

(D)  ZERO COUPON UNTIL SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(E)  SECURITY LINKED TO THE JP MORGAN DOMESTIC HIGH YIELD INDEX.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
UNDER CERTAIN CONDITIONS.

(J)  NON-INCOME PRODUCING.

(K)  WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(L)  SUBSEQUENT TO DECEMBER 31, 2001, THESE SECURITIES BECAME NON-INCOME
PRODUCING.

(M)  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
THE DIRECTION OF THE BOARD OF TRUSTEES.

                                                              Acquisition      Purchase
Issuer                                                               Date      Price ($)          Net Assets (%)     Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

Aetna Industries, Sr. Notes,
    11.875%, 10/1/2006                                    7/10/1998--2/23/1999     107.67((+))                .71             15.50

Kaiser Group Holdings (rights)                                      6/26/2001         .00                     .00               .00

((+))  AVERAGE COST

                                                                                            The Portfolio

STATEMENT OF FINANCIAL FUTURES

December 31, 2001

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                    (Depreciation)
                                            Contracts                 Contracts ($)             Expiration         at 12/31/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Australian Dollars                                  4                   202,960                March 2002                 (2,240)

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                        20                 2,102,813                March 2002                 (1,563)

                                                                                                                          (3,803)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  40,973,352  34,643,491

Receivable for investment securities sold                               686,996

Dividends and Interest receivable                                       666,757

Prepaid expenses                                                         12,759

                                                                     36,010,003
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            17,496

Cash overdraft due to Custodian                                         271,942

Payable for investment securities purchased                           2,725,263

Payable for shares of Beneficial Interest redeemed                       12,649

Payable for futures variation margin--Note 4                              1,803

Accrued expenses                                                         37,348

                                                                      3,066,501
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,943,502
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,228,719

Accumulated undistributed investment income--net                         53,213

Accumulated net realized gain (loss) on investments
  and financial futures                                             (25,004,687

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($3,803) net unrealized
  (depreciation) on financial futures]                               (6,333,743
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,943,502

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         30,146,341     2,797,161

Shares Outstanding                                      4,113,842       381,810
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                7.33          7.33

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             4,045,172

Dividends                                                              122,783

TOTAL INCOME                                                         4,167,955

EXPENSES:

Investment advisory fee--Note 3(a)                                     240,231

Prospectus and shareholders' reports                                    37,572

Auditing fees                                                           28,289

Custodian fees--Note 3(b)                                               13,180

Trustees' fees and expenses--Note 3(c)                                   3,382

Distribution fees--Note 3(b)                                             3,230

Interest expense--Note 2                                                 2,604

Legal fees                                                                 875

Shareholder servicing costs--Note 3(b)                                     329

Miscellaneous                                                            9,119

TOTAL EXPENSES                                                         338,811

Less--waiver of fees due to undertaking--Note 3                        (3,580)

NET EXPENSES                                                           335,231

INVESTMENT INCOME--NET                                               3,832,724
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (13,866,557)

Net realized gain (loss) on financial futures                         (266,332)

NET REALIZED GAIN (LOSS)                                           (14,132,889)

Net unrealized appreciation (depreciation) on investments
  [including ($3,803) net unrealized (depreciation) on financial
futures]                                                             9,198,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,934,669)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,101,945)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,832,724            5,699,651

Net realized gain (loss) on investments       (14,132,889)          (4,439,667)

Net unrealized appreciation (depreciation)
   on investments                               9,198,220           (5,254,924)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,101,945)          (3,994,940)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (3,904,101)          (5,868,341)

Service shares                                  (188,081)                 --

TOTAL DIVIDENDS                               (4,092,182)          (5,868,341)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,828,890           2,564,560

Service shares                                  3,809,061                 500

Dividends reinvested:

Initial shares                                  3,904,101           5,868,341

Service shares                                    188,081                  --

Cost of shares redeemed:

Initial shares                               (10,189,874)         (25,397,503)

Service shares                                  (932,474)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,392,215)         (16,964,102)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,586,342)         (26,827,383)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            39,529,844           66,357,227

END OF PERIOD                                  32,943,502           39,529,844

Undistributed investment income--net               53,213              50,572

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001              2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       222,919             256,167

Shares issued for dividends reinvested            508,983             628,480

Shares redeemed                                (1,286,432)         (2,569,301)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (554,530)         (1,684,654)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       473,783                 59

Shares issued for dividends reinvested             25,313                 --

Shares redeemed                                  (117,345)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     381,751                 59

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                        Year Ended December 31,
                                                               --------------------------------------------------------------------

INITIAL SHARES                                                 2001(a)          2000           1999           1998       1997(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.47          10.44          11.80          12.88         12.50

Investment Operations:

Investment income--net                                            .84(c)        1.15           1.21           1.14           .78

Net realized and unrealized gain (loss)
   on investments                                               (1.07)         (1.95)         (1.38)         (1.08)          .41

Total from Investment Operations                                 (.23)         (.80)           (.17)           .06          1.19

Distributions:

Dividends from investment income--net                            (.91)        (1.17)          (1.19)         (1.14)         (.77)

Dividends from net realized gain
   on investments                                                  --            --             --             --           (.04)

Total Distributions                                              (.91)        (1.17)          (1.19)         (1.14)         (.81)

Net asset value, end of period                                   7.33          8.47           10.44          11.80         12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (2.90)        (8.27)          (1.54)           .29         14.27(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .90           .76             .73            .77          .89(d)

Ratio of interest expense to average
   net assets                                                     .01           .23             .11            .32          .20(d)

Ratio of net investment income
   to average net assets                                        10.37         11.10           10.53          10.10        10.27(d)

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                         --            --             --             --           .05(d)

Portfolio Turnover Rate                                        198.14         15.29           52.08          50.18        37.98(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          30,146        39,529          66,357         83,418       31,454

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS.
THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE
NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 11.07% TO 10.37%. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended December 31,
                                                         -----------------------

SERVICE SHARES                                             2001(a)       2000(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         8.46         8.46

Investment Operations:

Investment income--net                                        .79(c)       --

Net realized and unrealized gain (loss)
   on investments                                           (1.02)         --

Total from Investment Operations                             (.23)         --

Distributions:

Dividends from investment income--net                        (.90)         --

Net asset value, end of period                               7.33        8.46
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (2.95)         --
------------------------------------------------------------------------ -------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets             .90          --

Ratio of interest expense to average
   net assets                                                 .01          --

Ratio of net investment income
   to average net assets                                    10.35          --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation             .24          --

Portfolio Turnover Rate                                    198.14       15.29
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,797          1

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 11.04% TO 10.35%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Limited Term High Income Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available
and    are    representative    of    the    bid
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $53,213, accumulated capital losses $20,864,822 and unrealized depreciation $6,652,254. In addition, the portfolio had $4,110,953 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $454,463 of the carryover expires in fiscal 2006, $5,316,701 expires in fiscal 2007, $4,480,534 expires in fiscal 2008 and $10,613,124 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $4,092,182 and $5,868,341.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $891,941, decreased accumulated net realized gain (loss) on investments by $602,342 and decreased paid-in capital by $289,599. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $59,500, with a related weighted average annualized interest rate of 4.38%.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .65 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90 of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $3,580, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $3,230 under the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $64 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $13,180 pursuant to the custody agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $68,824,584 and $70,265,199, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2001, are set forth in the Statement of Financial Futures.

At December 31, 2001, accumulated net unrealized depreciation on investments was $6,329,861, consisting of $551,542 gross unrealized appreciation and $6,881,403 gross unrealized depreciation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $629,842 decrease in accumulated undistributed investment income-net and a corresponding $629,842 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on December 31, 2000.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $256,909, decrease net unrealized appreciation (depreciation) by $340,243 and increase net realized gains (losses) by $597,152. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund,  Limited Term High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio (one of the funds comprising the Dreyfus Variable Investment Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

New York, New York

February 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)


For Federal tax purposes, the portfolio hereby designates 2.11% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                    Principal Occupation          Other Directorships                                    for which Board
Position, (held since)        During Past 5 Years           And Affiliations                                       Member Serves

Joseph S. DiMartino(58)       o Chairman of the Board of    o Muscular Dystrophy Association                            190
Chairman of the Board(1995)     various funds in the        o Plan Vista Corporation (formerly HealthPlan
                                Dreyfus Family of Funds       Services Corporation), a provider of marketing,
                                                              administrative and risk management services to
                                                              health and other benefit programs
                                                            o Carlyle Industries, Inc., button packager and
                                                              distributor
                                                            o Century Business Services, Inc., provider of
                                                              various outsourcing functions for small and medium
                                                              size companies
                                                            o The Newark Group, privately held company providing
                                                              a national network of paper recovery facilities,
                                                              paperboard mills and paperboard converting plants
                                                            o QuikCAT.com, Inc., private company engaged in the
                                                              development of high speed movement, routing,
                                                              storage and encryption of data across all modes of
                                                              data transport

David P. Feldman (62)         o AT&T Investment Management  o 59 Wall Street Mutual Funds Group, (11 Funds)             54
Board Member (1994)             Corporation, Chairman and     The Jeffrey Company, a private investment company
                                Chief Executive Officer
                                (Retired 1997).

James F. Henry (71)           o President, CPR Institute    o President-Emeritus of the CPR Institute                   25
Board Member (1990)             for Dispute Resolution,       for Dispute Resolution
                                non-profit organization
                                principally engaged in the
                                development of alternatives
                                to business litigation.

Rosalind Gersten Jacobs (76)  o Merchandise and marketing                                                               37
Board Member (1990)             consultant

Dr. Paul A. Marks (75)        o President and Chief         o President-Emeritus of Memorial Sloan-Kettering            25
Board Member (1990)             Executive Officer of          Cancer Center
                                Memorial Sloan-Kettering    o Pfizer, Inc., (Director Emeritus), pharmaceutical company
                                Cancer Center (Retired 1999)

Dr. Martin Peretz (62)        o Editor-in-Chief of The New  o Academy for Liberal Education, an accrediting agency for  25
Board Member (1990)             Republic magazine             colleges and universities certified by the U.S.
                              o Lecturer in Social Studies    Department of Education
                                at Harvard University       o TheStreet.com, a financial daily on the web
                                                            o Electronic Newstand, distributor of magazines on the web
                                                            o Digital Learning Group, LLC., an online publisher of
                                                              college textbooks

Bert W. Wasserman (69)        o Financial Consultant        o Malibu Entertainment International, Inc.                  25
Board Member (1993)                                         o Lillian Vernon Corporation
                                                            o Winstar Communications, Inc.
                                                            o PSC Inc.

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, Chief Operating Officer and a director of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 21 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus,
and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


                                                           For More Information

                        Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  156AR1201